                                                                    Exhibit 10.7

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                               Indenture of Trust

                                  by and among

                        Education Funding Capital Trust-I

                                       and

                                Fifth Third Bank

                              as Indenture Trustee

                                       and

                                Fifth Third Bank

                        as Trust Eligible Lender Trustee

                             Dated as of May 1, 2002


================================================================================

                        Education Funding Capital Trust-I

Reconciliation and tie between Trust Indenture Act of 1939 and Indenture of Trust dated as of May 1, 2002.

            Trust Indenture Act Section                       Indenture Section
            ---------------------------                       -----------------

                  Section 310(a)(1)                                 6.22
                  (a)(2)                                            6.22
                  (b)                                               6.09, 6.11
                  Section 312(b)                                    8.14
                  (c)                                               8.14
                  Section 313(c)                                    3.16, 7.04
                  Section 314(a)                                    3.16
                  (a)(4)                                            3.17
                  Section 315(b)                                    7.04
                  Section 317(a)(1)                                 3.18
                  (a)(2)                                            6.23
                  Section 318(a)                                    8.07
                  (c)                                               8.07
___________________________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Attention should also be directed to Section 318(c) of the 1939 Act, which provides that the provisions of Sections 310 to and including 317 of the 1939 Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                                Table of Contents

     (This Table of Contents is for convenience of reference only and is not intended to define, limit or describe the purpose or intent of any provisions of this Indenture of Trust.)

ARTICLE I ..................................................................   3

NOTE DETAILS, FORM OF NOTES, REDEMPTION OF NOTES AND USE OF
PROCEEDS OF NOTES ..........................................................   3

   Section 1.01 Note Details ...............................................   3
   Section 1.02 Execution of Notes .........................................   3
   Section 1.03 Registration, Transfer and Exchange of Notes; Persons
   Treated as Noteholders ..................................................   3
   Section 1.04 Lost, Stolen, Destroyed and Mutilated Notes ................   4
   Section 1.05 Indenture Trustee's Authentication Certificate .............   4
   Section 1.06 Cancellation and Destruction of Notes by the
   Indenture Trustee .......................................................   4
   Section 1.07 Temporary Notes ............................................   5
   Section 1.08 Issuance of Notes ..........................................   5

ARTICLE II .................................................................   6

PARITY AND PRIORITY OF LIEN; OTHER OBLIGATIONS; AND DERIVATIVE PRODUCTS ....   6

   Section 2.01 Parity and Priority of Lien ................................   6
   Section 2.02 Other Obligations ..........................................   6
   Section 2.03 Derivative Products; Counterparty Derivative Payments;
   Issuer Derivative Payments ..............................................   7

ARTICLE III ................................................................   8

PROVISIONS APPLICABLE TO THE NOTES; ........................................   8

DUTIES OF THE ISSUER .......................................................   8
   Section 3.01 Payment of Principal, Interest and Premium .................   8
   Section 3.02 Representations and Warranties of the Issuer ...............   8
   Section 3.03 Covenants as to Additional Conveyances .....................   8
   Section 3.04 Further Covenants of the Issuer ............................   8
   Section 3.05 Enforcement of the Servicing Agreement .....................  10
   Section 3.06 Procedures for Transfer of Funds ...........................  11
   Section 3.07 Additional Covenants with Respect to the Act ...............  11
   Section 3.08 Financed Student Loans; Collections Thereof;
   Assignment Thereof ......................................................  12
   Section 3.09 Opinions as to the Trust Estate ............................  12
   Section 3.10 Appointment of Agents, Etc. ................................  13
   Section 3.11 Capacity to Sue ............................................  13
   Section 3.12 Continued Existence; Successor to Issuer ...................  13
   Section 3.13 Amendment of Transfer and Sale Agreements ..................  13
   Section 3.14 Representations; Negative Covenants ........................  13
   Section 3.15 Additional Covenants. So long as any of the Notes are Outstanding .........................................................  18
   Section 3.16 Providing of Notice ........................................  19
   Section 3.17 Reports by Issuer ..........................................  19
   Section 3.18 Statement as to Compliance .................................  20
   Section 3.19 Collection of Indebtedness and Suits for Enforcement by
   Indenture Trustee .......................................................  20


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

   Section 3.20 Representations of the Issuer Regarding the Indenture
   Trustee's Security Interest .............................................  21
   Section 3.21 Covenants of the Issuer Regarding the Indenture
                Trustee's Security Interest ................................  21
   Section 3.22 Certain Tax Forms and Treatment ............................  21

ARTICLE IV .................................................................  22

FUNDS ......................................................................  22

   Section 4.01 Creation and Continuation of Funds and Accounts ............  22
   Section 4.02 Acquisition Fund ...........................................  23
   Section 4.03 Revenue Fund ...............................................  24
   Section 4.04 Interest Fund ..............................................  26
   Section 4.05 Principal Fund .............................................  27
   Section 4.06 Reserve Fund ...............................................  28
   Section 4.07 Operating Fund .............................................  29
   Section 4.08 Transfers to Co-Owner Trustee ..............................  30
   Section 4.09 Capitalized Interest Fund ..................................  30
   Section 4.10 Investment of Funds Held by Indenture Trustee ..............  30
   Section 4.11 Indenture Trustee's Control over the Trust Accounts ........  31
   Section 4.12 Release; Sale of Financed Student Loans ....................  32
   Section 4.13 Purchase of Notes ..........................................  32

ARTICLE V ..................................................................  32

DEFAULTS AND REMEDIES ......................................................  32

   Section 5.01 Events of Default Defined ..................................  32
   Section 5.02 Remedy on Default; Possession of Trust Estate ..............  33
   Section 5.03 Remedies on Default; Advice of Counsel .....................  34
   Section 5.04 Remedies on Default; Sale of Trust Estate ..................  34
   Section 5.05 Appointment of Receiver ....................................  35
   Section 5.06 Restoration of Position ....................................  35
   Section 5.07 Purchase of Properties by Indenture Trustee
   or Noteholders ..........................................................  35
   Section 5.08 Application of Sale Proceeds ...............................  36
   Section 5.09 Accelerated Maturity .......................................  36
   Section 5.10 Remedies Not Exclusive .....................................  36
   Section 5.11 Direction of Indenture Trustee .............................  36
   Section 5.12 Right to Enforce in Indenture Trustee ......................  37
   Section 5.13 Physical Possession of Obligations Not Required ............  37
   Section 5.14 Waivers of Events of Default ...............................  37

ARTICLE VI .................................................................  38

THE INDENTURE TRUSTEE ......................................................  38

   Section 6.01 Acceptance of Trust ........................................  38
   Section 6.02 Recitals of Others .........................................  38
   Section 6.03 As to Filing of Indenture ..................................  39
   Section 6.04 Indenture Trustee May Act Through Agents ...................  39
   Section 6.05 Indemnification of Indenture Trustee .......................  39
   Section 6.06 Indenture Trustee's Right to Reliance ......................  40
   Section 6.07 Compensation of Indenture Trustee ..........................  41
   Section 6.08 Indenture Trustee May Own Notes ............................  41
   Section 6.09 Resignation of Indenture Trustee ...........................  42

   Section 6.10 Removal of Indenture Trustee ...............................  42
   Section 6.11 Successor Indenture Trustee ................................  42
   Section 6.12 Manner of Vesting Title in Indenture Trustee ...............  43
   Section 6.13 Additional Covenants by the Indenture Trustee to
   Conform to the Act ......................................................  43
   Section 6.14 Limitation with Respect to Examination of Reports ..........  44
   Section 6.15 Servicing Agreement ........................................  44
   Section 6.16 Additional Covenants of Indenture Trustee ..................  44
   Section 6.17 Duty of Indenture Trustee with Respect to Rating Agencies ..  44
   Section 6.18 Merger of the Indenture Trustee ............................  45
   Section 6.19 Receipt of Funds from Servicer .............................  45
   Section 6.20 Special Circumstances Leading to Resignation of Indenture
   Trustee .................................................................  45
   Section 6.21 Survival of Indenture Trustee's Rights to Receive
   Compensation, Reimbursement and Indemnification .........................  45
   Section 6.22 Corporate Trustee Required; Eligibility;
   Conflicting Interests ...................................................  46
   Section 6.23 Payment of Taxes and Other Governmental Charges ............  46
   Section 6.24 Indenture Trustee May File Proofs of Claim .................  46

ARTICLE VII ................................................................  47

SUPPLEMENTAL INDENTURES ....................................................  47

   Section 7.01 Supplemental Indentures Not Requiring Consent
   of Noteholders ..........................................................  47
   Section 7.02 Supplemental Indentures Requiring Consent of Noteholders ...  49
   Section 7.03 Additional Limitation on Modification of Indenture .........  50
   Section 7.04 Notice of Defaults .........................................  50
   Section 7.05 Conformity With the Trust Indenture Act ....................  50

ARTICLE VIII ...............................................................  50

GENERAL PROVISIONS .........................................................  50

   Section 8.01 Notices ....................................................  50
   Section 8.02 Covenants Bind Issuer ......................................  52
   Section 8.03 Lien Created ...............................................  52
   Section 8.04 Severability of Lien .......................................  52
   Section 8.05 Consent of Noteholders Binds Successors ....................  52
   Section 8.06 Nonpresentment of Notes or Interest Checks .................  52
   Section 8.07 Laws Governing .............................................  53
   Section 8.08 Severability ...............................................  53
   Section 8.09 Exhibits ...................................................  53
   Section 8.10 Non-Business Days ..........................................  53
   Section 8.11 Parties Interested Herein ..................................  53
   Section 8.12 Obligations Are Limited Obligations ........................  53
   Section 8.13 Counterparty Rights ........................................  53
   Section 8.14 Disclosure of Names and Addresses of Noteholders ...........  53
   Section 8.15 Aggregate Principal Amount of Obligations ..................  54
   Section 8.16 Financed Student Loans .....................................  54
   Section 8.17 Limitation of Liability of the Co-Owner Trustee ............  54

ARTICLE IX .................................................................  54

PAYMENT AND CANCELLATION OF NOTES ..........................................  54
AND SATISFACTION OF INDENTURE ..............................................  54

   Section 9.01 Trust Irrevocable ..........................................  54

   Section 9.02 Satisfaction of Indenture ..................................  54
   Section 9.03 Cancellation of Paid Notes .................................  55

ARTICLE X ..................................................................  55

TERMINATION ................................................................  55

   Section 10.01 Termination of the Trust ..................................  55
   Section 10.02 Notice ....................................................  55
ARTICLE XI .................................................................  55

REPORTING REQUIREMENTS .....................................................  55

   Section 11.01 Annual Statement as to Compliance .........................  56
   Section 11.02 Annual Independent Public Accountant's
   Servicing Report ........................................................  56
   Section 11.03 Servicer's Certificate ....................................  56
   Section 11.04 Statements to Noteholders .................................  56


Exhibit A  Student Loan Acquisition Certificate

Exhibit B  Form of Issuer Order

Schedule A  Student Loans to be Acquired

Appendix A  Definitions and Usage

                               Indenture of Trust

     This Indenture of Trust, dated as of May 1, 2002 (this "Indenture"), is by and among EDUCATION FUNDING CAPITAL TRUST-I, a Delaware business trust (the "Issuer"), FIFTH THIRD BANK, a banking corporation organized under the laws of the State of Ohio, as indenture trustee (the "Indenture Trustee"), and FIFTH THIRD BANK, a banking corporation organized under the laws of the State of Ohio, as trust eligible lender trustee (the "Trust Eligible Lender Trustee"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A hereto, which also contains rules of usage and construction that shall be applicable herein.

                              W I T N E S S E T H:

     Whereas, the Issuer represents that it is duly created as a Delaware business trust and that it has duly authorized the execution and delivery of this Indenture, which Indenture provides for the payment of student loan asset-backed notes (the "Notes") and the payments to any Counterparty (as defined herein), all to be issued pursuant to the terms of Supplemental Indentures; and

     Whereas, this Indenture may become subject to the provisions of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions; and

     Whereas, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and

     WHEREAS, it is hereby agreed between the parties hereto, the Noteholders (the Noteholders evidencing their consent by their acceptance of the Notes) and any Counterparty (the Counterparty evidencing its consent by its execution and delivery of a Derivative Product (as defined herein)) that in the performance of any of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be general debt on its part, but shall be secured by and payable solely from the Trust Estate, payable in such order of preference and priority as provided herein;

     Now, Therefore, the Issuer (and, with respect to the legal title to the Financed Student Loans that were originated under the Act, the Trust Eligible Lender Trustee), in consideration of the premises and acceptance by the Indenture Trustee of the trusts herein created, of the purchase and acceptance of the Notes by the Noteholders thereof, of the execution and delivery of any Derivative Product by a Counterparty and the Issuer and the acknowledgement thereof by the Indenture Trustee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby Grant, Convey, Pledge, Transfer, Assign and Deliver to the Indenture Trustee, for the benefit of the Noteholders, any Counterparty (to secure the payment of any and all amounts that may from time to time become due and owing to a Counterparty pursuant to any Derivative Product), all of their right, title and interest in and to the moneys, rights, and properties described in the granting clauses A through F below (the "Trust Estate"), as follows:

                                Granting Clause A

     The Revenues (other than Revenues deposited in the Operating Fund or otherwise released from the lien of the Trust Estate as provided herein);

                                Granting Clause B

     All moneys and investments held in the Funds created under Section 4.01(a) hereof (other than the moneys and investments held in the Operating Fund);

                                Granting Clause C

     The Financed Student Loans;

                                Granting Clause D

     The Servicing Agreement, the Subservicing Agreement, the Transfer and Sale Agreements and the Guarantee Agreements as the same relate to Financed Student Loans;

                                Granting Clause E

     Any Derivative Product and any guarantee of any Counterparty; provided, however, that this Granting Clause E shall not be for the benefit of a Counterparty with respect to its Derivative Product; and

                                Granting Clause F

     Any and all other property, rights and interests of every kind or description that from time to time hereafter is granted, conveyed, pledged, transferred, assigned or delivered to the Indenture Trustee as additional security hereunder.

     To Have And To Hold the Trust Estate, whether now owned or held or hereafter acquired, unto the Indenture Trustee and its successors or assigns,

     In Trust Nevertheless, upon the terms and trusts herein set forth for the equal and proportionate benefit and security of all present and future Noteholders, without preference of any Note over any other, except as provided herein, and for enforcement of the payment of the Notes in accordance with their terms, and all other sums payable hereunder (including payments due and payable to any Counterparty) or on the Notes, and for the performance of and compliance with the obligations, covenants, and conditions of this Indenture, as if all the Notes and other Obligations (as defined herein) at any time Outstanding had been executed and delivered simultaneously with the execution and delivery of this Indenture;

     Provided, However, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Notes and the interest due and to become due thereon, or provide fully for payment thereof as herein provided, at the times and in the manner mentioned in the Notes according to the true intent and meaning thereof, and shall make all required payments into the Funds as required under Article IV hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Indenture Trustee sums sufficient to pay or to provide for payment of the entire amount due and to become due as herein provided (including payments due and payable to any Counterparty), then this Indenture and the rights hereby granted shall cease, terminate and be void; otherwise, this Indenture shall be and remain in full force and effect;

     Now, Therefore, it is mutually covenanted and agreed as follows:

                                    Article I

  Note Details, Form of Notes, Redemption of Notes and Use of Proceeds of Notes

     Section 1.01 Note Details. The details of each Series of Notes authorized pursuant to this Indenture and a Supplemental Indenture, shall be contained in the applicable Supplemental Indenture. Such details shall include, but are not limited to, the principal amount, authorized denomination, dated date, interest rate, principal maturity date, redemption provisions and registration provisions.

     Section 1.02 Execution of Notes. The Notes shall be executed in the name and on behalf of the Issuer by the manual or facsimile signature of any of its Authorized Officers. Any Note may be signed (manually or by facsimile) or attested on behalf of the Issuer by any person who, at the date of such act, shall hold the proper office, notwithstanding that at the date of authentication, issuance or delivery, such person may have ceased to hold such office.

     Section 1.03 Registration, Transfer and Exchange of Notes; Persons Treated as Noteholders. The Issuer shall cause books for the registration and for the transfer of the Notes as provided in this Indenture to be kept by the Indenture Trustee, which is hereby appointed the transfer agent of the Issuer for the Notes. Notwithstanding such appointment and with the prior written consent of the Issuer, the Indenture Trustee is hereby authorized to make any arrangements with other institutions that it deems necessary or desirable in order that such institutions may perform the duties of transfer agent for the Notes. Upon surrender for transfer of any Note at the Corporate Trust Office of the Indenture Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Noteholder or his attorney duly authorized in writing, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, making all appropriate notations on its records, and causing the same to be made on the records of its nominees, in the name of the transferee or transferees a new fully registered Note or Notes of the same interest rate and for a like Series, subseries, if any, and aggregate principal amount of the same maturity.

     Notes may be exchanged at the Corporate Trust Office of the Indenture Trustee for a like aggregate principal amount of fully registered Notes of the same Series, subseries, if any, interest rate and maturity in authorized denominations. The Issuer shall execute and the Indenture Trustee shall authenticate and deliver Notes that the Noteholder making the exchange is entitled to receive, bearing numbers not contemporaneously outstanding. The execution by the Issuer of any fully registered Note of any authorized denomination shall constitute full and due authorization of such denomination and the Indenture Trustee shall thereby be authorized to authenticate and deliver such fully registered Note.

     The Indenture Trustee shall not be required to transfer or exchange any Note during the period 15 Business Days next preceding the mailing of notice of redemption as herein provided. After the giving of such notice of redemption, the Indenture Trustee shall not be required to transfer or exchange any Note that has been called for full or partial redemption.

     As to any Note, the Person in whose name the Note is registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on any fully registered Note shall be made only to or upon the written order of the Noteholder thereof or his legal representative. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums paid.

     The Indenture Trustee shall require the payment by any Noteholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer. The Noteholder requesting such transfer or exchange may be required to pay all taxes and governmental charges in connection with such transfer or exchange.

     Section 1.04 Lost, Stolen, Destroyed and Mutilated Notes. Upon receipt by the Indenture Trustee of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and, in the case of a lost, stolen or destroyed Note, of indemnity satisfactory to it, and upon surrender and cancellation of the Note, if mutilated, (a) the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, a new Note of the same Series, subseries, if any, interest rate, maturity and denomination in lieu of such lost, stolen, destroyed or mutilated Note or (b) if such lost, stolen, destroyed or mutilated Note shall have matured or have been called for redemption, in lieu of executing and delivering a new Note as aforesaid, the Issuer may pay such Note. Any such new Note shall bear a number not contemporaneously outstanding. The Person requesting any such new Note may be required to pay all taxes and governmental charges and all expenses and charges of the Issuer and of the Indenture Trustee in connection with the issuance of such Note. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing conditions are exclusive with respect to the replacement and payment of mutilated, destroyed, lost or stolen Notes, negotiable instruments or other securities.

     Section 1.05 Indenture Trustee's Authentication Certificate. The Indenture Trustee's authentication certificate upon any Notes shall be substantially in the form provided in the Supplemental Indenture authorizing the issuance of such Notes. No Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Indenture Trustee; and such certificate of the Indenture Trustee upon any Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder and under a Supplemental Indenture. The Indenture Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer or signatory of the Indenture Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Notes issued hereunder.

     Section 1.06 Cancellation and Destruction of Notes by the Indenture Trustee. Whenever any Outstanding Notes are delivered to the Indenture Trustee for the cancellation thereof pursuant to this Indenture, upon payment of the principal amount and interest represented thereby, or for replacement pursuant to Section 1.03 hereof, such Notes shall be promptly cancelled and, within a reasonable time, cremated or otherwise destroyed by the Indenture Trustee and counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Indenture Trustee to the Issuer.

     Section 1.07 Temporary Notes. Pending the preparation of definitive Notes, the Issuer may execute and the Indenture Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be issuable as fully registered Notes without coupons, of any denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuer. Every temporary Note shall be executed by the Issuer and be authenticated by the Indenture Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Notes. As promptly as practicable the Issuer shall execute and shall furnish definitive Notes and thereupon temporary Notes may be surrendered in exchange therefor without charge at the Corporate Trust Office of the Indenture Trustee, and the Indenture Trustee shall authenticate and deliver in exchange for such temporary Notes a like aggregate principal amount of definitive Notes. Until so exchanged the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.

     Section 1.08 Issuance of Notes.

     (a) The Issuer shall have the authority, upon complying with the provisions of this Section 1.08, to issue and deliver from time to time Notes secured by the Trust Estate on a parity with the Senior Notes or the Subordinate Notes, or other borrowings of the Issuer, if any, secured hereunder as shall be determined by the Issuer. In addition, the Issuer may enter into any Derivative Products it deems necessary or desirable with respect to any or all of the Notes.

     (b) No Notes shall be authenticated and delivered pursuant to this Indenture until the following conditions have been satisfied:

     (i) The Issuer and the Indenture Trustee have entered into a Supplemental Indenture (which Supplemental Indenture shall not require the approval of the Noteholders of any of the Outstanding Notes or Derivative Products) providing the terms and forms of the proposed Notes as described in Section 1.01 hereof, including the designation of such Notes as Senior Notes or Subordinate Notes or another designation that indicates the priority of such Notes with respect to other Notes secured under this Indenture, the redemption and selection provisions applicable to such Notes, and the Reserve Fund Requirement with respect to such Notes, if any;

     (ii) The Indenture Trustee shall have received a Rating Confirmation from each Rating Agency that has assigned a Rating or Ratings to any Outstanding Notes that such Rating or Ratings will not be reduced or withdrawn as a result of the issuance of the proposed Notes;

     (iii) Upon the issuance of the proposed Notes, an amount equal to the Reserve Fund Requirement with respect to such Notes, if any, shall be deposited into the Reserve Fund; and

     (iv) The Indenture Trustee shall have received a written order from the Issuer to authenticate and deliver the Notes.

     (c) The Indenture Trustee is authorized to set up any additional Funds or Accounts or Subaccounts under this Indenture that it deems necessary or convenient in connection with the issuance and delivery of any Notes.

                                   Article II

     Parity and Priority of Lien; Other Obligations; and Derivative Products

     Section 2.01 Parity and Priority of Lien. The provisions, covenants and agreements herein set forth to be performed by or on behalf of the Issuer are for the equal benefit, protection and security of the Noteholders or any holders of the Obligations, all of which, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Obligations over any other thereof, except as expressly provided in this Indenture with respect to certain payment and other priorities.

     Section 2.02 Other Obligations.

     (a) The Issuer shall not issue any Notes, incur any obligations or engage in any activities other than in connection with the purposes and powers of the Issuer as set forth in Section 2.3 of the Trust Agreement.

     (b) The Issuer may commingle the Funds established by this Indenture with funds, proceeds, or investments of funds relating to other issues or Series of notes heretofore or hereafter issued.

     (c) The revenues and other moneys, Financed Student Loans, securities, evidences of indebtedness, interests, rights and properties pledged under this Indenture are and will be owned by the Issuer (or the Trust Eligible Lender Trustee) free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to or of equal rank with the respective pledges created by this Indenture, except as otherwise expressly provided herein, and all action on the part of the Issuer to that end has been duly and validly taken. If any Financed Student Loan is found to have been subject to a lien at the time such Financed Student Loan was acquired, the Issuer shall cause such lien to be released, shall purchase such Financed Student Loan from the Trust Estate for a purchase price equal to its principal amount plus unamortized premium, if any, and interest accrued thereon, or shall replace such Financed Student Loan with another Student Loan with substantially identical characteristics that shall be free and clear of liens at the time of such replacement. Except as otherwise provided herein, the Issuer shall not create or voluntarily permit to be created any debt, lien, or charge on the Financed Student Loans that would be on a parity with or prior to the lien of this Indenture; shall not do or omit to do or suffer to be done or omitted to be done anything whatsoever whereby the lien of this Indenture or the priority of such lien for the Obligations hereby secured might or could be lost or impaired; and will pay or cause to be paid or will make adequate provisions for the satisfaction and discharge of all lawful claims and demands that if unpaid might by law be given precedence to or any equality with this Indenture as a lien or charge upon the Financed Student Loans; provided, however, that nothing in this subsection (c) shall require the Issuer to pay, discharge, or make provision for any such lien, charge, claim, or demand so long as the validity thereof shall be by it in good faith contested, unless thereby, the same will endanger the security for the Obligations; and provided further that any subordinate lien hereon (i.e., subordinate to the lien securing the Senior Obligations and the Subordinate Obligations) shall be entitled to no payment from the Trust Estate, nor may any remedy be exercised with respect to such subordinate lien against the Trust Estate until all Obligations have been paid or deemed paid hereunder.

     Section 2.03 Derivative Products; Counterparty Derivative Payments; Issuer Derivative Payments. The Issuer hereby authorizes and directs the Indenture Trustee to acknowledge and agree to any Derivative Product hereafter entered into by the Issuer and a Counterparty under which (a) the Issuer may be required to make, from time to time, Issuer Derivative Payments and (b) the Indenture Trustee may receive, from time to time, Counterparty Derivative Payments for the account of the Issuer. No Derivative Product shall be entered into unless (i) the Indenture Trustee shall have received a Rating Confirmation from each Rating Agency that such Derivative Product will not adversely affect the Rating on any of the Notes and (ii) all Issuer Derivative Payments and Counterparty Derivative Payments are to be made on the third Business Day immediately preceding a Payment Date. Anything in this Indenture to the contrary notwithstanding, any Revenues representing Counterparty Derivative Payments of a Counterparty shall not be available to make an Issuer Derivative Payment to another Counterparty or to pay any other amounts owed to such Counterparty pursuant to a Derivative Product.

     No later than the fourth Business Day immediately preceding each Derivative Payment Date the Issuer shall give written notice to the Indenture Trustee stating (a) the amount and payer of each Counterparty Derivative Payment, if any, due to be received by the Indenture Trustee for the account of the Issuer on the third Business Day immediately preceding such Derivative Payment Date and
(b) the amount and payee of each Issuer Derivative Payment, if any, to be paid on the third Business Day immediately preceding such Derivative Payment Date. If the Indenture Trustee fails to receive such written notification from the Issuer by the end of such third Business Day, it shall immediately notify the Issuer of such fact in writing.

     On the third Business Day immediately preceding each Derivative Payment Date and in accordance with the written notification received from the Issuer, the Indenture Trustee shall deposit all moneys received representing Counterparty Derivative Payments into the Revenue Fund to be applied in accordance with the provisions of Section 4.03 hereof. The Indenture Trustee shall notify the Issuer on such Business Day, if (a) the amount received from any Counterparty is not equal to the amount specified in the written notification of the Issuer, (b) no amount is received from such Counterparty or
(c) the amount received is not received in immediately available funds.

     On the third Business Day immediately preceding any Derivative Payment Date with respect to which an Issuer Derivative Payment is due in accordance with the written notification received from the Issuer or, with respect to a payment in respect of an early termination date due from the Issuer pursuant to the terms of a Derivative Product, the Indenture Trustee shall make payment to the appropriate Counterparty from moneys in the Revenue Fund of the amount of the Issuer Derivative Payment specified in such written notification of the Issuer due on such date by the deposit or wire transfer of immediately available funds to the credit of the account of such Counterparty specified in such written notification of the Issuer, but only to the extent such payment will not result in a deficiency in the amount due on the next succeeding Payment Date to the holders of any class of Obligations having a priority equal to or higher than the Derivative Product in respect of which such Issuer Derivative Payment is due.

     If any payment to a Counterparty described in the immediately preceding paragraph would result in a deficiency in the amounts required to make payments to the holders of the Obligations referred to in that paragraph on such Payment Date, then the Indenture Trustee shall delay the making of such payment to such Counterparty until the first date on which no deficiency would result from such payment and the Indenture Trustee has been notified in writing to make such payment.

                                   Article III

                       Provisions Applicable to the Notes;
                              Duties of the Issuer

     Section 3.01 Payment of Principal, Interest and Premium. The Issuer covenants that it will promptly pay, but solely from the Trust Estate, the principal of and interest, if any, on each and every Obligation issued under the provisions of this Indenture at the places, on the dates and in the manner specified herein and in said Obligations and any premium required for the retirement of said Obligations by purchase or redemption according to the true intent and meaning thereof. The Obligations shall be and are hereby declared to be payable from and equally secured by an irrevocable first lien on and pledge of the properties constituting the Trust Estate, subject to the application thereof as permitted by this Indenture, but in no event shall the Noteholders or any holders of the Obligations have any right to possession of any Financed Student Loans, which shall be held only by the Indenture Trustee or its agent or bailee.

     Section 3.02 Representations and Warranties of the Issuer. The Issuer represents and warrants that it is duly authorized under the laws of Delaware to issue the Notes and to execute and deliver this Indenture and any Derivative Product and to make the pledge to the payment of Notes and any Issuer Derivative Payments hereunder, that all necessary action on the part of the Issuer for the creation and issuance of the Notes and the execution and delivery of this Indenture and any Derivative Product has been duly and effectively taken, and that the Notes in the hands of the Noteholders thereof and the Issuer Derivative Payments are and will be valid and enforceable special limited obligations of the Issuer secured by and payable solely from the Trust Estate.

     Section 3.03 Covenants as to Additional Conveyances. At any and all times, the Issuer will duly execute, acknowledge, and deliver, or will cause to be done, executed, and delivered, all and every such further acts, conveyances, transfers, and assurances in law as the Indenture Trustee shall reasonably require for the better conveying, transferring, and pledging and confirming unto the Indenture Trustee, all and singular, the properties constituting the Trust Estate hereby transferred and pledged, or intended so to be transferred and pledged.

     Section 3.04 Further Covenants of the Issuer.

     (a) The Issuer will cause financing statements and continuation statements with respect thereto at all times to be filed in the office of the Secretary of the State of Delaware and any other jurisdiction necessary to perfect and maintain the security interest granted by the Issuer hereunder.

     (b) The Issuer will duly and punctually keep, observe and perform each and every term, covenant, and condition on its part to be kept, observed, and performed, contained in this Indenture and the other agreements to which the Issuer is a party pursuant to the transactions contemplated herein, and will punctually perform all duties required by the Trust Agreement and the laws of Delaware.

     (c) The Issuer shall be operated on the basis of its Fiscal Year.

     (d) The Issuer shall cause to be kept full and proper books of records and accounts, in which full, true, and proper entries will be made of all dealings, business, and affairs of the Issuer that relate to the Notes and any Derivative Product.

     (e) The Issuer, upon written request of the Indenture Trustee, will permit at all reasonable times the Indenture Trustee or its agents, accountants, and attorneys, to examine and inspect the property, books of account, records, reports, and other data relating to the Financed Student Loans, and will furnish the Indenture Trustee such other information as it may reasonably request. The Indenture Trustee shall be under no duty to make any such examination unless requested in writing to do so by the Noteholders of not less than a majority of the principal amount of the Notes, and unless such Noteholders shall have offered the Indenture Trustee security and indemnity satisfactory to it against any costs, expenses and liabilities that might be incurred thereby.

     (f) The Issuer shall cause an annual audit to be made by an independent auditing firm of national reputation and file one copy thereof with the Indenture Trustee and each Rating Agency within 150 days of the close of each Fiscal Year. The Indenture Trustee shall be under no obligation to review or otherwise analyze such audit.

     (g) The Issuer covenants that all Financed Student Loans upon receipt thereof shall be delivered to the Indenture Trustee or its agent or bailee to be held pursuant to this Indenture and pursuant to the Servicing Agreement, a Subservicing Agreement or a custodian agreement.

     (h) Notwithstanding anything to the contrary contained herein, except upon the occurrence and during the continuance of an Event of Default hereunder, the Issuer hereby expressly reserves and retains the privilege to receive and, subject to the terms and provisions of this Indenture, to keep or dispose of, claim, bring suits upon or otherwise exercise, enforce or realize upon its rights and interest in and to the Financed Student Loans and the proceeds and collections therefrom, and neither the Indenture Trustee nor any Noteholder shall in any manner be or be deemed to be an indispensable party to the exercise of any such privilege, claim or suit, and the Indenture Trustee shall be under no obligation whatsoever to exercise any such privilege, claim or suit; provided, however, that the Indenture Trustee shall have and retain possession of the Financed Student Loans pursuant to Section 4.02 hereof (which Financed Student Loans may be held by the Indenture Trustee's agent or bailee) so long as such loans are subject to the lien of this Indenture.

     (i) The Issuer shall notify the Indenture Trustee and each Rating Agency in writing prior to entering into any Derivative Product and shall not enter into any Derivative Product unless the Indenture Trustee has received a Rating Confirmation.

     Section 3.05 Enforcement of the Servicing Agreement. Regardless of whether the Issuer is otherwise in default under this Indenture, the Issuer shall comply with and shall require the Servicer to comply with the following:

     (a) The Issuer shall diligently enforce and take all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of the Servicing Agreement, including the prompt payment of all amounts due the Issuer thereunder, including without limitation all principal and interest payments and Guarantee Payments that relate to any Financed Student Loans, and cause the Servicer to specify whether payments received by it represent principal or interest;

     (b) The Issuer shall not permit the release of the obligations of the Servicer under the Servicing Agreement except in conjunction with amendments or modifications permitted by (h) below;

     (c) The Issuer shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer and of the Noteholders under or with respect to the Servicing Agreement;

     (d) The Issuer shall at its own expense duly and punctually perform and observe each of its obligations to the Servicer under the Servicing Agreement in accordance with the terms thereof;

     (e) The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each default on the part of the Servicer of its obligations under the Servicing Agreement coming to the Issuer's attention;

     (f) The Issuer shall not waive any default by the Servicer under the Servicing Agreement without the written consent of the Indenture Trustee;

     (g) The Issuer shall cause the Servicer to deliver to the Indenture Trustee and the Issuer, on or before March 31 of each year, beginning with March 31, 2003, a certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under the Servicing Agreement has been made under the supervision of the officer signing such certificate and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year, or, there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Issuer shall send copies of such annual certificate of the Servicer to each Rating Agency; and

     (h) The Issuer shall not consent or agree to or permit any amendment or modification of the Servicing Agreement that will in any manner materially adversely affect the rights or security of the Noteholders. The Issuer shall be entitled to receive and rely upon an opinion of its counsel that any such amendment or modification will not materially adversely affect the rights or security of the Noteholders.

     Section 3.06 Procedures for Transfer of Funds. In any instance where this Indenture requires a transfer of funds or money from one Fund to another, a transfer of ownership in investments or an undivided interest therein may be made in any manner agreeable to the Issuer and the Indenture Trustee, and in the calculation of the amount transferred, interest on the investment that has or will accrue before the date the money is needed in the Fund to which the transfer is made shall not be taken into account or considered as money on hand at the time of such transfer.

     Section 3.07 Additional Covenants with Respect to the Act. The Issuer covenants that (i) so long as any of the Financed Student Loans were originated under the Act, it will cause the Indenture Trustee to be, or replace the Indenture Trustee with, an Eligible Lender under the Act, (ii) all Student Loans originated under the Act that it acquires shall be acquired from, and it shall cause such Student Loans to be held by, only an Eligible Lender, and (iii) it will not dispose of or deliver any Student Loan originated under the Act or any security interest in any such Student Loans to any party who is not an Eligible Lender so long as the Act or Regulations adopted thereunder require an Eligible Lender to be the owner or holder of Student Loans originated under the Act; provided, however, that nothing above shall prevent the Issuer from delivering Student Loans originated under the Act to the Servicer, any Subservicer or Guaranty Agency. The Noteholders shall not in any circumstances be deemed to be the owner or holder of Student Loans originated under the Act.

     The Issuer, or its designated agent, shall be responsible for each of the following actions with respect to the Act:

     (a) the Issuer, or its designated agent, shall be responsible for dealing with the Secretary with respect to the rights, benefits and obligations under the Certificates of Insurance and the Contract of Insurance, and the Issuer shall be responsible for dealing with the Guarantee Agencies with respect to the rights, benefits and obligations under the Guarantee Agreements with respect to Guaranteed Student Loans;

     (b) the Issuer, or its designated agent, shall cause to be diligently enforced, and shall cause to be taken all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Student Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder;

     (c) the Issuer, or its designated agent, shall cause the Financed Student Loans to be serviced by entering into the Servicing Agreement or other agreement with the Servicer for the collection of payments made for, and the administration of the accounts of, the Financed Student Loans;

     (d) the Issuer, or its designated agent, shall comply, and shall cause all of its officers, directors, employees and agents to comply, with the provisions of the Act and any regulations or rulings thereunder, with respect to Financed Student Loans that were originated under the Act; and

     (e) the Issuer, or its designated agent, shall cause the benefits of the Guarantee Agreements, the Interest Subsidy Payments and the Special Allowance Payments to flow to the Indenture Trustee. The Indenture Trustee shall have no liability for actions taken at the direction of the Issuer, except for gross negligence or willful misconduct in the performance of its express duties hereunder. The Indenture Trustee shall have no obligation to administer, service or collect the loans in the Trust Estate or to maintain or monitor the administration, servicing or collection of such loans.

     The Indenture Trustee shall not be deemed to be the designated agent for the purposes of this Section 3.07 unless it has agreed in writing to be such agent.

     Section 3.08 Financed Student Loans; Collections Thereof; Assignment Thereof. The Issuer, through the Servicer, shall diligently collect all principal and interest payments on all Financed Student Loans, and all Interest Benefit Payments, insurance, guarantee and default claims and Special Allowance Payments that relate to such Financed Student Loans. The Issuer shall cause the filing and assignment of such claims (prior to the timely filing deadline for such claims under the Regulations, if applicable) by the Servicer. The Issuer will comply with the Act and Regulations that apply to the Program and to such Financed Student Loans.

     Section 3.09 Opinions as to the Trust Estate.

     (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and any Counterparties an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any Supplemental Indentures hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) On or before March 31, in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee and any Counterparties an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 of the following calendar year.

     Section 3.10 Appointment of Agents, Etc. The Issuer shall employ and appoint all employees, agents, consultants and attorneys that it may consider necessary.

     Section 3.11 Capacity to Sue. The Issuer shall have the power and capacity to sue and to be sued on matters arising out of or relating to the financing of the Financed Student Loans.

     Section 3.12 Continued Existence; Successor to Issuer. The Issuer agrees that it will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises as a Delaware business trust, except as otherwise permitted by this Section 3.12. The Issuer further agrees that it will not (a) sell, transfer or otherwise dispose of all or substantially all of its assets (except Financed Student Loans if such sale, transfer or disposition will discharge this Indenture in accordance with Article IX hereof); (b) consolidate with or merge into another entity; or (c) permit one or more other corporations or entities to consolidate with or merge into it. The preceding restrictions in (a), (b) and (c) shall not apply to a transaction if
(x) the transferee or the surviving or resulting corporation or entity, if other than the Issuer, by proper written instrument for the benefit of the Indenture Trustee, irrevocably and unconditionally assumes the obligation to perform and observe the agreements and obligations of the Issuer under this Indenture, and
(y) the Issuer has received a Rating Confirmation regarding such transaction.

     If a transfer is made as provided in this Section 3.12, the provisions of this Section 3.12 shall continue in full force and effect and no further transfer shall be made except in compliance with the provisions of this Section 3.12.

     Section 3.13 Amendment of Transfer and Sale Agreements. The Issuer shall notify the Indenture Trustee in writing of any proposed amendments to the Transfer and Sale Agreements. No such amendment shall become effective unless and until the Indenture Trustee consents thereto in writing. The consent of the Indenture Trustee shall not be unreasonably withheld and shall not be withheld if the Indenture Trustee receives an Opinion of Counsel acceptable to it that such an amendment is required by the Act and is not materially prejudicial to the Noteholders. Notwithstanding the foregoing, however, the Indenture Trustee shall consent to any amendment from time to time so long as it is not materially prejudicial to the interests of the Noteholders, and the Indenture Trustee may rely on an Opinion of Counsel to such effect. The Indenture Trustee shall not be required to execute any amendment that affects its rights, duties, immunities or indemnities.

     Section 3.14 Representations; Negative Covenants.

     (a) The Issuer hereby makes the following representations and warranties to the Indenture Trustee on which the Indenture Trustee relies in authenticating the Notes and on which the Noteholders have relied in purchasing the Notes. Such representations and warranties shall survive the grant of the Trust Estate to the Indenture Trustee pursuant to this Indenture.

     (i) Organization and Good Standing. The Issuer is duly formed and validly existing under the laws of Delaware, and has the power to own its assets and to transact the business in which it presently engages.

     (ii) Due Qualification. The Issuer is duly qualified to do business and is in good standing, and has obtained all material necessary licenses and approvals, in all jurisdictions where the failure to be so qualified, have such good standing or have such licenses or approvals would have a material adverse effect on the Issuer's business and operations or in which the actions as required by this Indenture require or will require such qualification.

     (iii) Authorization. The Issuer has the power, authority and legal right to execute, deliver and perform this Indenture and to grant the Trust Estate to the Indenture Trustee, and the execution, delivery and performance of this Indenture and grant of the Trust Estate to the Indenture Trustee have been duly authorized by the Issuer.

     (iv) Binding Obligation. This Indenture, assuming due authorization, execution and delivery by the Indenture Trustee, constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (v) No Violation. The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof does not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Indenture, nor violate any law or any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

     (vi) No Proceedings. There are no proceedings, injunctions, writs, restraining orders or investigations to which the Issuer or any of its affiliates is a party pending, or, to the best of the Issuer's knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture, (B) seeking to prevent the issuance of any Notes or the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of this Indenture.

     (vii) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required on the part of the Issuer in connection with the execution and delivery of this Indenture have been taken or obtained on or prior to the Date of Issuance.

     (viii) Place of Business. The Issuer's place of business and office is located at the Corporate Trust Office of the Co-Owner Trustee.

     (ix) Taxes. The Issuer has filed (or caused to be filed) all federal, state, county, local and foreign income, franchise and other tax returns required to be filed by it through the date hereof, and has paid all taxes reflected as due thereon. There is no pending dispute with any taxing authority that, if determined adversely to the Issuer, would result in the assertion by any taxing authority of any material tax deficiency, and the Issuer has no knowledge of a proposed liability for any tax year to be imposed upon its properties or assets for which there is not an adequate reserve reflected in its current financial statements.

     (x) Legal Name. The legal name of the Issuer is "Education Funding Capital Trust-I" and has not changed since its formation. The Issuer has no tradenames, fictitious names, assumed names or "dba's" under which it conducts its business and has made no filing in respect of any such name.

     (xi) Business Purpose. The Issuer has acquired the Financed Student Loans conveyed to it under the Depositor Transfer and Sale Agreement for a bona fide business purpose and has undertaken the transactions contemplated herein as principal rather than as an agent of any other person. The Issuer has adopted and operated consistently with all formalities with respect to its operations and has engaged in no other activities other than those specified in this Indenture and the Depositor Transfer and Sale Agreement and in accordance with the transactions contemplated herein and therein.

     (xii) Compliance With Laws. The Issuer is in compliance with all applicable laws and regulations with respect to the conduct of its business and has obtained and maintains all permits, licenses and other approvals as are necessary for the conduct of its operations.

     (xiii) Valid Business Reasons; No Fraudulent Transfers. The transactions contemplated by this Indenture are in the ordinary course of the Issuer's business and the Issuer has valid business reasons for granting the Trust Estate pursuant to this Indenture. At the time of each such grant: (A) the Issuer granted the Trust Estate to the Indenture Trustee without any intent to hinder, delay, or defraud any current or future creditor of the Issuer;
   (B) the Issuer was not insolvent and did not become insolvent as a result of any such grant; (C) the Issuer was not engaged and was not about to engage in any business or transaction for which any property remaining with it was an unreasonably small capital or for which the remaining assets of it are unreasonably small in relation to its business or the transaction; (D) the Issuer did not intend to incur, and did not believe or should not have reasonably believed, that it would incur, debts beyond its ability to pay as they become due; and (E) the consideration received by the Issuer for the grant of the Trust Estate was reasonably equivalent to the value of the related grant.

     (xiv) No Management of Affairs of Depositor. The Issuer is not and will not be involved in the day-to-day management of the Depositor.

     (xv) Ability to Perform. There has been no material impairment in the ability of the Issuer to perform its obligations under this Indenture.

     (xvi) Financial Condition. No material adverse change has occurred in the Issuer's financial status since the date of its formation.

     (xvii) Event of Default. No Event of Default has occurred and no event has occurred that, with the giving of notice, the passage of time, or both, would become an Event of Default.

     (xviii) Acquisition of Financed Student Loans Legal. The Issuer has complied with all applicable federal, state and local laws and regulations in connection with its acquisition of the Financed Student Loans from the Depositor.

     (xix) No Material Misstatements or Omissions. No information, certificate of an officer, statement furnished in writing or report delivered to the Indenture Trustee, the Servicer or any Noteholder by the Issuer contains any untrue statement of a material fact or omits a material fact necessary to make such information, certificate, statement or report not misleading.

     (b)     The Issuer will not:

     (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;

     (ii) claim any credit on, or make any deduction from, the principal amount of any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

     (iii) except as otherwise provided herein, dissolve or liquidate in whole or in part, except with the prior written consent of the Indenture Trustee, and to the extent Notes remain Outstanding, approval of the Noteholders and a Rating Confirmation;

     (iv) permit the validity or effectiveness of this Indenture, any Supplemental Indenture or any grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby;

     (v) except as otherwise provided herein, permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof;

     (vi) permit the lien of this Indenture not to constitute a valid first priority, perfected security interest in the Trust Estate;

     (vii) incur or assume any indebtedness or guarantee any indebtedness of any Person whether secured by any Financed Student Loans under this Indenture or otherwise, except for such obligations as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture and unsecured trade payables in the ordinary course of its business;

     (viii) operate such that it would be consolidated with any affiliate and its separate existence disregarded in any federal or state proceeding;

     (ix) act as agent of the Depositor or allow the Depositor to act as its agent;

     (x) allow the Depositor or any other affiliate to pay its expenses, guarantee its obligations or advance funds to it for payment of expenses; or

     (xi) consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Issuer or of or relating to all or substantially all of its property, or admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

     (c) The Issuer makes the following representations and warranties as to the Trust Estate granted to the Indenture Trustee hereunder on which the Indenture Trustee relies in accepting the Trust Estate. Such representations and warranties shall survive the grant of the Trust Estate to the Indenture Trustee pursuant to this Indenture.

     (i) Financed Student Loans. Notwithstanding the definition of "Student Loans" herein, the Issuer covenants not to acquire Student Loans delinquent by more than 90 days.

     (ii) Schedule of Financed Student Loans. The information set forth in each Schedule of Financed Student Loans is true and correct in all material respects as of the opening of business on the Date of Issuance.

     (iii) Grant. It is the intention of the Issuer that the transfer herein contemplated constitutes a grant of the Financed Student Loans to the Indenture Trustee.

     (iv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected ownership and security interest in the Trust Estate, including the Financed Student Loans, have been made no later than the Date of Issuance and copies of the file-stamped financing statements shall be delivered to the Indenture Trustee within 5 Business Days of receipt by the Issuer or its agent from the appropriate secretary of state. The Issuer has not caused, suffered or permitted any lien, pledges, offsets, defenses, claims, counterclaims, charges or security interest with respect to the promissory notes relating to the Financed Student Loans (other than the security interest created in favor of the Indenture Trustee) to be created.

     (v) Transfer Not Subject to Bulk Transfer Act. Each grant of the Financed Student Loans by the Issuer pursuant to this Indenture is not subject to the bulk transfer act or any similar statutory provisions in effect in any applicable jurisdiction.

     (vi) No Transfer Taxes Due. Each grant of the Financed Student Loans (including all payments due or to become due thereunder) by the Issuer pursuant to this Indenture is not subject to and will not result in any tax, fee or governmental charge payable by the Issuer or the Depositor to any federal, state or local government.

     Section 3.15 Additional Covenants. So long as any of the Notes are
Outstanding:

     (a) The Issuer shall not engage in any business or activity other than in connection with the activities contemplated hereby and in the Transfer and Sale Agreements, and in connection with the issuance of Notes.

     (b) The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity except as otherwise provided herein.

     (c) The funds and other assets of the Issuer shall not be commingled with those of any other individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     (d) The Issuer shall not be, become or hold itself out as being liable for the debts of any other party.

     (e) The Issuer shall act solely in its own name and through its duly Authorized Officers in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

     (f) The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the statutes) inside or outside of Delaware at such place or places as may be designated from time to time by the Issuer.

     (g) All actions of the Issuer shall be taken by a duly Authorized Officer or agent of the Issuer.

     (h) The Issuer shall not amend, alter, change or repeal any provision contained in this Section 3.15 without (i) the prior written consent of the Indenture Trustee and (ii) a Rating Confirmation (a copy of which shall be provided to the Indenture Trustee).

     (i) The Issuer shall not amend the Trust Agreement without first obtaining the prior written consent of each Rating Agency.

     (j) All audited financial statements of the Issuer that are consolidated with those of any affiliate thereof will contain detailed notes clearly stating that (i) all of the Issuer's assets are owned by the Issuer, and (ii) the Issuer is a separate entity with creditors who have received ownership and/or security interests in the Issuer's assets.

     (k) The Issuer will strictly observe legal formalities in its dealings with the Depositor or any affiliate thereof, and funds or other assets of the Issuer will not be commingled with those of the Depositor or any other affiliate thereof. The Issuer shall not maintain joint bank accounts or other depository accounts to which the Depositor or any other affiliate has independent access. None of the Issuer's funds will at any time be pooled with any funds of the Depositor or any other affiliate.

     (l) The Issuer will maintain an arm's length relationship with the Depositor (and any affiliate). Any Person that renders or otherwise furnishes services to the Issuer will be compensated by the Issuer at market rates for such services except as otherwise provided in this Indenture. Except as contemplated in this Indenture, the Transfer and Sale Agreements, the Issuer will not hold itself out to be responsible for the debts of the Depositor or the decisions or actions respecting the daily business and affairs of the Depositor.

     Section 3.16 Providing of Notice. The Issuer, upon learning of any failure on its part to observe or perform in any material respect any covenant, representation or warranty of the Issuer set forth in this Indenture or the Depositor Transfer and Sale Agreement, or of any failure on the part of the Depositor to observe or perform in any material respect any covenant, representation or warranty of the Depositor set forth in the Transfer and Sale Agreements, shall promptly notify the Indenture Trustee, the Servicer and each Rating Agency of such failure.

     Section 3.17 Reports by Issuer. At such time as the Notes are registered with the Commission, the Issuer shall:

     (a) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act;

     (b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and (c) transmit by mail to the Noteholders, within 30 days after the filing thereof with the Indenture Trustee, in the manner and to the extent provided in TIA
Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (a) and (b) of this
Section 3.17 as may be required by rules and regulations prescribed from time to time by the Commission.

     Section 3.18 Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each Fiscal Year, a brief certificate from an Authorized Officer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 3.18, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     Section 3.19 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. The Issuer covenants that if:

     (a) default is made in the payment of any installment of interest, if any, on any Notes when such interest becomes due and payable; or

     (b) default is made in the payment of the principal of and premium, if any, on any Notes at their Maturity,

     then the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and premium, if any, and interest, with interest upon any overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, if any, at the rate or rates borne by or provided for in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon such Notes of such Series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Notes, wherever situated.

     If an Event of Default with respect to Notes occurs and is continuing of which a Responsible Officer has actual knowledge, the Indenture Trustee may, after being indemnified to its satisfaction and in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial proceedings as the Indenture Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 3.20 Representations of the Issuer Regarding the Indenture Trustee's Security Interest. The Issuer hereby represents and warrants for the benefit of the Indenture Trustee and the Noteholders as follows:

     (a) This Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code in effect in the State of Delaware) in the Financed Student Loans in favor of the Indenture Trustee, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from Issuer.

     (b) The Financed Student Loans constitute either "general intangibles" or "instruments" within the meaning of the applicable UCC.

     (c) The Issuer owns and has good and marketable title to the Financed Student Loans free and clear of any lien, charge, security interest, mortgage or other encumbrance, claim or encumbrance of any Person.

     (d) The Issuer has caused or will have caused, within 10 days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Student Loans granted to the Indenture Trustee hereunder.

     (e) All executed copies of each promissory note that constitute or evidence the Financed Student Loans have been delivered to either the Indenture Trustee or the Custodian.

     (f) The Issuer has received a written acknowledgment from each Custodian that such Custodian is holding the promissory notes that constitute or evidence the Financed Student Loans solely on behalf and for the benefit of the Indenture Trustee.

     (g) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Student Loans; the Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Financed Student Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated; and the Issuer is not aware of any judgment or tax lien filings against Issuer.

     The representations and warranties set forth in this Section 3.20 shall survive the termination of this Indenture. The Indenture Trustee shall not waive any of the representations and warranties set forth in this Section 3.20.

     Section 3.21 Covenants of the Issuer Regarding the Indenture Trustee's Security Interest. The Issuer hereby covenants for the benefit of the Indenture Trustee and the Noteholders that the Issuer shall take all steps necessary, and shall cause the Servicers to take all steps necessary and appropriate, to maintain the perfection and priority of the Indenture Trustee's security interest in the Financed Student Loans.

     Section 3.22 Certain Tax Forms and Treatment.

     (a) Each Noteholder and any beneficial owner of a Note, if required by law, shall timely furnish the Issuer or its agents any U.S. federal income tax form or certification (such as IRS Form W-8BEN (Certification of Foreign Status as Beneficial Owner), Form W-8IMY (Certification of Foreign Intermediary Status) with all appropriate attachments, IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms) that the Issuer or its agents may reasonably request and shall update or replace such form or certification in accordance with its terms or its subsequent amendments. The Noteholder understands that the Issuer may require certification acceptable to it (a) to permit the Issuer to make payments to it without, or at a reduced rate of, withholding or (b) to enable the Issuer to qualify for a reduced rate of withholding or back-up withholding in any jurisdiction from or through which the Issuer receives payments on its assets. The Noteholder agrees to provide any such certification that is requested by the Issuer.

     (b) The Issuer, the Co-Owner Trustee, the Depositor, the Indenture Trustee and each Noteholder of Senior Notes and Subordinated Notes agree to treat such Notes as indebtedness for U.S. federal, state and local income and franchise tax purposes and further agree not to take any action inconsistent with such treatment, unless required by law.

     (c) None of the Issuer, the Depositor, or the Indenture Trustee shall cause the Issuer to be treated as a separate entity that is an association taxable as a corporation for U.S. federal income tax purposes.

     (d) The Administrator shall on behalf of the Issuer prepare, execute and timely file (or cause to be prepared, appropriately executed and timely filed) all federal, state and local tax and information returns, reports, information, statements and schedules required to be filed by or in respect of the Issuer, in accordance with this Indenture and as may be required under applicable tax laws.

     (e) The Issuer intends to treat the transactions contemplated by the Depositor Transfer and Sale Agreement as an absolute transfer, and not a pledge, of the Financed Student Loans from the Depositor for financial accounting purposes. The Issuer and the Depositor intend to treat the Notes as indebtedness of the Depositor (or, if both the Issuer and the Depositor are "disregarded entities," of the sole owner of the Depositor) and the Issuer assets as assets owned by the Depositor (or, if both the Issuer and the Depositor are "disregarded entities," of the sole owner of the Depositor) for U.S. federal income tax purposes.

                                   Article IV

                                      Funds

     Section 4.01 Creation and Continuation of Funds and Accounts.

     (a) There are hereby created and established the following Funds and Accounts to be held and maintained by the Indenture Trustee for the benefit of the Noteholders:

     (i)    Acquisition Fund;

     (ii)   Revenue Fund;

     (iii) Interest Fund (including therein a Class A Account and a Class B Account);

     (iv) Principal Fund (including therein a Class A Account and a Class B Account);

     (v)    Reserve Fund; and

     (vi)   Capitalized Interest Fund.

     (b) The Operating Fund will be established separately by the Issuer, and will not constitute a Fund within the meaning of this Indenture, and is held by a depository bank of the Issuer for the benefit of the Issuer; and the Noteholders shall have no right, title or interest therein.

     The Indenture Trustee is hereby authorized for the purpose of facilitating the administration of the Trust Estate and for the administration of any Notes issued hereunder to create further Accounts or Subaccounts in any of the various Funds and Accounts established hereunder that are deemed necessary or desirable.

     Section 4.02 Acquisition Fund. There shall be deposited into the Acquisition Fund moneys from proceeds of any Notes. Financed Student Loans shall be held by the Indenture Trustee or its agent or bailee and shall be pledged to the Trust Estate and accounted for as a part of the Acquisition Fund.

     Moneys on deposit in the Acquisition Fund shall be used, upon Issuer Order, solely to pay costs of issuance of the Notes, to redeem Notes in accordance with the provisions of any Supplemental Indenture, and, upon receipt by the Indenture Trustee of a Student Loan Acquisition Certificate, to acquire Student Loans at a price that would permit the results of the Cash Flows provided to each Rating Agency on any Date of Issuance to be sustained as certified to the Indenture Trustee on the Student Loan Acquisition Certificate; provided that such price may be increased if Rating Confirmation is obtained, based on new Cash Flows containing such assumptions as the Issuer shall reasonably determine.

     No amounts shall be transferred from the Acquisition Fund to acquire or originate Student Loans having characteristics that are materially and adversely different from the characteristics of the Financed Student Loans shown in the most recent Cash Flows provided to the Rating Agencies, which characteristics include but are not limited to loan type, federal benefits, applicable borrower benefit programs, and provisions and servicing of such Financed Student Loans required by the Act as amended through the date hereof, unless the Issuer first obtains a Rating Confirmation.

     Any such Issuer Order or Student Loan Acquisition Certificate shall state that such proposed use of moneys in the Acquisition Fund is in compliance with the provisions of this Indenture. If the Issuer determines that all or any portion of such moneys cannot be so used, then an Authorized Officer of the Issuer may, by Issuer Order, direct the Indenture Trustee to redeem Notes in accordance with any Supplemental Indenture.

     Notwithstanding the foregoing, if on any Payment Date there are not sufficient moneys on deposit in the Interest Fund, the Principal Fund or the Capitalized Interest Fund to make the transfers required by Section 4.03(b)(i) through (iv) hereof, then an amount equal to any such deficiency may, upon Issuer Order, be transferred directly from the Acquisition Fund.

     While the Issuer will be the beneficial owner of Financed Student Loans that were originated under the Act and the Noteholders will have a security interest therein, it is understood and agreed that the Trust Eligible Lender Trustee will be the legal owner thereof and the Indenture Trustee will have a security interest in such Financed Student Loans for and on behalf of the Noteholders. The notes representing Financed Student Loans that were originated under the Act will be held in the name of the Trust Eligible Lender Trustee for the account of the Issuer, for the benefit of the Noteholders.

     Section 4.03 Revenue Fund.

     (a) The Indenture Trustee shall deposit into the Revenue Fund all Revenues derived from Financed Student Loans acquired by the Issuer, all other Revenue derived from moneys or assets on deposit in the Acquisition Fund, the Interest Fund, the Principal Fund and the Reserve Fund, all Counterparty Derivative Payments, moneys transferred from the Acquisition Fund or Capitalized Interest Fund as provided herein, and any other amounts to be deposited therein pursuant to and upon receipt of an Issuer Order. Upon receipt of an Issuer Order substantially in the form of Exhibit B hereto, directing the same, moneys in the Revenue Fund shall be used, on any date, to make a transfer to the Operating Fund to pay Program Expenses, subject to Section 4.07 hereof.

     (b) On the last Business Day of each month, money remaining in the Revenue Fund shall be used and transferred to other funds or Persons in the following order of precedence, or as otherwise specified in a Supplemental Indenture (any money not so transferred or paid to remain in the Revenue Fund until subsequently applied pursuant to this Section 4.03(b)):

     (i) to the Class A Account of the Interest Fund, after giving effect to any money already on deposit in the Class A Account of the Interest Fund for such purposes, the amount necessary to pay (a) the interest payments due in the next succeeding month in respect of each Series of Senior Notes for which a Payment Date will occur in that month; provided, however, that if the interest rate on such Series of Senior Notes is unknown, the amount to be transferred shall be calculated using the last known interest rate for such Series, (b) the interest to accrue during the next succeeding month in respect of each Series of Senior Notes for which a Payment Date will not occur in that month, and (c) any Issuer Derivative Payments due in the next succeeding month in respect of any Derivative Product secured on a parity with the Senior Notes;

     (ii) to the Class A Account of the Principal Fund, after giving effect to any money already on deposit in the Class A Account of the Principal Fund for such purpose, the amount necessary to pay the principal of and premium, if any, on each Series of Senior Notes due at Stated Maturity in the next succeeding month;

     (iii) to the Class B Account of the Interest Fund, after giving effect to any money already on deposit in the Class B Account of the Interest Fund for such purposes, the amount necessary to pay (a) the interest payments due in the next succeeding month in respect of each Series of Subordinate Notes for which a Payment Date will occur in that month; provided, however, that if the interest rate on such Series of Subordinate Notes is unknown, the amount to be transferred shall be calculated using the last known interest rate for such Series, (b) the interest to accrue during the next succeeding month in respect of each Series of Subordinate Notes for which a Payment Date will not occur in that month, and (c) any Issuer Derivative Payments due in the next succeeding month in respect of any Derivative Product secured on a parity with the Subordinate Notes;

     (iv) to the Class B Account of the Principal Fund, after giving effect to any money already on deposit in the Class B Account of the Principal Fund for such purpose, the amount necessary to pay the principal of and premium, if any, on any Subordinate Notes due at Stated Maturity in the next succeeding month;

     (v) to the Reserve Fund the amount, if any, required by Section 4.06(d) hereof;

     (vi) if the Parity Percentage is not at least equal to the Required Parity Percentage, to the Class A Account of the Principal Fund, after giving effect to any money already on deposit in the Class A Account of the Principal Fund for such purposes, the amount necessary to pay the principal of and premium, if any, on Senior Notes for which an interest Payment Date will occur in the next succeeding month, or if no Senior Notes are Outstanding, to the Class B Account of the Principal Fund the amount necessary to pay principal of and premium, if any, on Subordinate Notes for which an interest Payment Date will occur in the next succeeding month; provided, however, that during any Revolving Period, at the direction of the Issuer, amounts remaining in the Revenue Fund after payment of all amounts required by (i) through (v) of this Section 4.03(b) may be used for the acquisition or origination of other Student Loans and, provided, further, at the direction of the Issuer, such excess amounts may also be used to acquire Add-on Consolidation Loans originated within 180 days of the origination of the related Consolidation Loan;

     (vii) to the Class B Account of the Principal Fund, after giving effect to any money already on deposit in the Class B Account of the Principal Fund for such purpose, from amounts representing Recoveries of Principal, the amount necessary to pay principal of and premium, if any, on Subordinate Notes in respect of which an interest Payment Date will occur in the next succeeding month to the extent that after such payment the Senior Parity Percentage shall not be less than the Required Senior Parity Percentage; otherwise to the Class A Account of the Principal Fund to pay principal and premium, if any, on Senior Notes in respect of which an interest Payment Date will occur in the next succeeding month;

     (viii) to the Class A Account of the Interest Fund, after giving effect to any money already on deposit in the Class A Account of the Interest Fund for such purpose, the amount necessary to pay interest accrued on the interest carryover amounts of the Senior Notes and the interest carryover amounts of the Senior Notes, and to the Class B Account of the Interest Fund, after giving effect to any money already on deposit in the Class B Account of the Interest Fund for such purpose, the amount necessary to pay interest accrued on the interest carryover amounts of the Subordinate Notes and the interest carryover amounts of the Subordinate Notes, in that order of priority; provided, however, on any Payment Date, any such amount shall be allocated first to any Notes being redeemed on such Payment Date; and

     (ix) to the Co-Owner Trustee for deposit into the Certificate Distribution Account (as defined in the Trust Agreement) if after giving effect to the transfer to the Co-Owner Trustee the Parity Percentage is at least equal to the Required Parity Percentage and the Senior Parity Percentage is at least equal to the Required Senior Parity Percentage; if these parity requirements are not met, then any remainder shall be retained in the Revenue Fund; provided, however, that during any period commencing after June 1, 2022, moneys will be transferred to the Co-Owner Trustee pursuant to this subsection (ix) only upon receipt of a Rating Confirmation with respect to transfers during that period, otherwise moneys remaining in the Revenue Fund after payment of all amounts required by (i) through
   (viii) of this Section 4.03(b) shall be transferred to the Principal Fund.

     All payments of principal on the Notes shall be made by redemption of the Notes unless otherwise directed in a Supplemental Indenture.

     (c) As long as any Senior Notes remain Outstanding, the above payment order will be modified if, after giving effect to the payments on any Payment Date, a payment Event of Default has occurred under this Indenture (in which event amounts will be applied as provided herein with respect to Events of Default).

     In such event, the Subordinate Notes shall not receive any payments of interest or principal and Issuer Derivative Payments that are secured on a parity with the Subordinate Notes shall not be made. Any such deferral of payments on the Subordinate Notes shall not constitute an Event of Default under this Indenture.

     Section 4.04 Interest Fund.

     (a) On the last Business Day of each month, the Indenture Trustee shall transfer to the Class A Account of the Interest Fund from the Revenue Fund amounts necessary to make the transfers required by Section 4.03(b)(i) hereof. During the next succeeding month, the Indenture Trustee shall use moneys transferred to the Class A Account of the Interest Fund pursuant to Section 4.03(b)(i) hereof for the payment, on a parity basis, of interest due on Senior Notes for which an interest Payment Date will occur during that month and any Issuer Derivative Payments due during that month on any Derivative Product secured on a parity with such Senior Notes. Also during that month, the Indenture Trustee shall use moneys transferred to the Class A Account of the Interest Fund pursuant to Section 4.03(b)(viii) to pay interest accrued on the interest carryover amounts of Senior Notes for which an interest Payment Date will occur during that month and the interest carryover amounts of such Senior Notes.

     (b) On the last Business Day of each month, the Indenture Trustee shall transfer to the Class B Account of the Interest Fund from the Revenue Fund amounts necessary to make the transfers required by Section 4.03(b)(iii) hereof. During the next succeeding month, the Indenture Trustee shall use moneys transferred to the Class B Account of the Interest Fund pursuant to Section 4.03(b)(iii) hereof for the payment, on a parity basis, of interest due on Subordinate Notes for which an interest Payment Date will occur during that month and any Issuer Derivative Payments due during that month on any Derivative Product secured on a parity with such Subordinate Notes. Also during that month, the Indenture Trustee shall use moneys transferred to the Class B Account of the Interest Fund pursuant to Section 4.03(b)(viii) to pay interest accrued on the interest carryover amounts of Subordinate Notes for which an interest Payment Date will occur during that month and the interest carryover amounts of such Subordinate Notes.

     (c) If moneys sufficient to pay all interest due on the Senior Notes or Subordinate Notes or any Issuer Derivative Payments due on any Derivative Product secured on a parity with such Notes is not available in the related Account of the Interest Fund on the first Business Day preceding the related Note Payment Date or Derivative Payment Date, the Indenture Trustee shall withdraw the amount of any such deficiency from moneys available in the Capitalized Interest Fund or the Reserve Fund, in that order of priority.

     Section 4.05 Principal Fund.

     (a) On the last Business Day of each month, the Indenture Trustee shall transfer to the appropriate Account of the Principal Fund from the Revenue Fund amounts necessary to make the transfers required by Section 4.03(b) hereof. The Indenture Trustee shall use moneys in the Class A Account of the Principal Fund for the payment of principal due on the Senior Notes, whether at their Stated Maturity or upon redemption of such Notes. The Indenture Trustee shall use moneys in the Class B Account of the Principal Fund for the payment of principal due on the Subordinate Notes, whether at their Stated Maturity or upon redemption of such Notes.

     (b) If moneys sufficient to pay principal due on the Senior Notes or Subordinate Notes at their Stated Maturity is not available in the related Account of the Principal Fund on the first Business Day preceding their Stated Maturity, the Indenture Trustee shall withdraw the amount of any such deficiency from moneys available in the Reserve Fund.

     (c) If the Parity Percentage is not at least equal to the Required Parity Percentage on the last Business Day of any month, during the next succeeding month the Indenture Trustee shall use moneys in the Class A Account of the Principal Fund to pay the principal of and premium, if any, on Senior Notes for which an interest Payment Date will occur in that month, or if no Senior Notes are Outstanding, the Indenture Trustee shall use moneys in the Class B Account of the Principal Fund to pay principal of and premium, if any, on


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

Subordinate Notes for which an interest Payment Date will occur in that month, until the Parity Percentage is at least equal to the Required Parity Percentage.

     (d) On each Payment Date, the Indenture Trustee shall use moneys in the Class B Account of the Principal Fund representing Recoveries of Principal to pay principal of and premium, if any, on Subordinate Notes in respect of which interest is due on that Payment Date, but only to the extent that, after such payment the Senior Parity Percentage will not be less than the Required Senior Parity Percentage; provided, however, if the Senior Parity Percentage is less than the Required Senior Parity Percentage on that Payment Date, the Indenture Trustee shall use moneys in the Class A Account of the Principal Fund representing Recoveries of Principal to pay principal and premium, if any, on Senior Notes in respect of which interest is due on that Payment Date.

     (e) Moneys in the Principal Fund shall be used at the option of the Issuer to redeem Notes in accordance with the Supplemental Indenture authorizing the issuance of such Notes.

     Section 4.06 Reserve Fund.

     (a) The Indenture Trustee shall deposit to the Reserve Fund the amount, if any, specified in each Supplemental Indenture. On each Payment Date, to the extent there are insufficient moneys in the Revenue Fund to make the transfers required by Sections 4.03(b)(i) through (iv) hereof, the amount of such deficiency shall be paid directly from the Reserve Fund if such deficiency has not been paid from the Acquisition Fund or the Capitalized Interest Fund.

     (b) Money in the Reserve Fund may be used to pay principal on the Notes only on the date of their Stated Maturity.

     (c) An amount specified in a Supplemental Indenture may be withdrawn from the Reserve Fund, free from the lien of the Indenture on the dates described therein.

     (d) If the Reserve Fund is used for the purposes described in Section 4.06(a)-(c) hereof, the Indenture Trustee shall restore the Reserve Fund to the Reserve Fund Requirement with respect thereto by transfers from the Revenue Fund on the next Payment Date pursuant to Section 4.03(b)(v) hereof. If the full amount required to restore the Reserve Fund to the applicable Reserve Fund Requirement is not available in the Revenue Fund on such next succeeding Payment Date, the Indenture Trustee shall continue to transfer funds from the Revenue Fund as they become available and in accordance with Section 4.03(b)(v) hereof until the deficiency in the Reserve Fund has been eliminated.

     (e) On any day that the amount in the Reserve Fund exceeds the Reserve Fund Requirement with respect thereto, the Indenture Trustee, at the direction of the Issuer, shall transfer the excess to the Revenue Fund.

     (f) On the date of redemption of all of the Notes, at the direction of the Issuer, the Indenture Trustee shall transfer all moneys in the Reserve Fund to the Revenue Fund.


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

     If at any time the balance in the Reserve Fund, together with other available funds of the Issuer on deposit with the Indenture Trustee, shall be sufficient to retire all Notes Outstanding, such balance may be applied at the direction of the Issuer to retire all Notes Outstanding.

     Section 4.07 Operating Fund. The Indenture Trustee shall deposit to the Operating Fund or transfer to an Eligible Deposit Account at the Issuer's depository bank if not the Indenture Trustee, the amount, if any, specified in each Supplemental Indenture. The Operating Fund is a special fund created with a depository bank of the Issuer and shall be used to pay Program Expenses. The Operating Fund shall be held by such depository bank of the Issuer, and no Noteholder shall have any right, title or interest in the Operating Fund. Amounts deposited in the Operating Fund shall be used to pay Program Expenses.

     The amount deposited in the Operating Fund by transfer from the Revenue Fund and, if necessary, from the Acquisition Fund, and the schedule of deposits shall be determined by the Issuer, but the amount so transferred in any one Fiscal Year shall not exceed the amount budgeted by the Issuer as Program Expenses for such Fiscal Year with respect to the Notes and as may be limited by a Supplemental Indenture, and shall not exceed the amount designated therefor in the Cash Flows provided to each Rating Agency on each Date of Issuance, unless the Issuer, after furnishing each Rating Agency with revised Cash Flows, shall have received a Rating Confirmation. The Issuer shall provide the Indenture Trustee with an Issuer Order from time to time as to the amount to be transferred.

     At any time in order to meet expenses that have been incorporated in an amended budget, the Issuer may requisition from the Indenture Trustee the amount that it is anticipated will be required to pay the Program Expenses not in excess of the amount budgeted with respect to the Notes for the period to the next deposit into the Operating Fund. The requisition, in the form of an Issuer Order, shall include a statement that the amount requisitioned, when combined with the amount requisitioned previously in the Fiscal Year, does not exceed the amount currently budgeted for that year as Program Expenses or as may be further limited by a Supplemental Indenture.

     Upon the receipt of such requisition, the Indenture Trustee shall withdraw the amount requisitioned from the Revenue Fund, and if necessary, from the Acquisition Fund (or so much thereof as is then on deposit in such Funds) and transfer the same into the Operating Fund; provided, however, if (a) the Parity Percentage and Senior Parity Percentage, calculated as of the month in which such Program Expense are to be paid, is not at least equal to 98% and 103%, respectively, or (b) the interest rate on any Series of Notes has been set at the Net Loan Rate (as defined in the Supplemental Indenture authorizing the issuance of such Notes) during the previous 12 months, amounts otherwise payable to the Administrator or the Servicer for each of their services as Administrator or Servicer (not including amounts payable to the Administrator or Servicer in respect of fees payable by the Administrator or Servicer to third parties) shall not be deposited into the Operating Fund. The Issuer may request that the Indenture Trustee pay the requisitioned amount in installments as specified by the Issuer. In the event there is not sufficient money on hand in the Revenue Fund and the Acquisition Fund to transfer the full amount requisitioned, the Indenture Trustee shall notify the Issuer and the Issuer shall then determine the amount to be transferred.

     Section 4.08 Transfers to Co-Owner Trustee. Transfers from the Revenue Fund to the Co-Owner Trustee may be made in accordance with Section 4.03(b)(ix) hereof; provided, however, that no transfer of assets to the Co-Owner Trustee shall be made if there is not on deposit in the Reserve Fund an amount equal to at least the Reserve Fund Requirement; and further provided, that no transfer shall be made to the Co-Owner Trustee unless immediately after taking into account any such transfer, the Parity Percentage is at least equal to the Required Parity Percentage and the Senior Parity Percentage is at least equal to the Required Senior Parity Percentage.

     The amounts so transferred to the Co-Owner Trustee shall be distributed as provided in the Trust Agreement.

     Section 4.09 Capitalized Interest Fund. The Indenture Trustee shall deposit to the Capitalized Interest Fund or transfer to an Eligible Deposit Account at the Issuer's depository bank if not the Indenture Trustee, the amount, if any, specified in each Supplemental Indenture. On each Payment Date, to the extent there are insufficient moneys in the Interest Fund to make the transfers required by Sections 4.03(b)(i) and (iii) hereof, to the extent of moneys in the Capitalized Interest Fund the amount of such deficiency shall be paid from the Capitalized Interest Fund before any amounts are transferred from the Reserve Fund pursuant to Section 4.06(a) hereof. Amounts remaining in the Capitalized Interest Fund on April 4, 2004 will be transferred to the Revenue Fund and, subject to the Rating Agency Condition, may be transferred on an earlier date.

     Section 4.10 Investment of Funds Held by Indenture Trustee. The Indenture Trustee shall invest money held for the credit of any Fund or Account or Subaccount held by the Indenture Trustee hereunder as directed in writing by an Authorized Officer of the Issuer, to the fullest extent practicable and reasonable, in Eligible Investments that shall mature or be redeemed prior to the respective dates when the money held for the credit of such Fund or Account will be required for the purposes intended. In the absence of any such direction and to the extent practicable, the Indenture Trustee shall invest amounts held hereunder in those Eligible Investments described in clause (a) of the definition of the Eligible Investments. The Indenture Trustee and the Issuer hereby agree that unless an Event of Default shall have occurred hereunder, the Issuer acting by and through an Authorized Officer shall be entitled to, and shall, provide written direction or oral direction confirmed in writing to the Indenture Trustee with respect to any discretionary acts required or permitted of the Indenture Trustee under any Eligible Investments and the Indenture Trustee shall not take such discretionary acts without such written direction.

     The Eligible Investments purchased shall be held by the Indenture Trustee and shall be deemed at all times to be part of such Fund or Account or Subaccounts or combination thereof, and the Indenture Trustee shall inform the Issuer of the details of all such investments. Upon direction in writing from an Authorized Officer of the Issuer, the Indenture Trustee shall use its best efforts to sell at the best price obtainable, or present for redemption, any Eligible Investments purchased by it as an investment whenever it shall be necessary to provide money to meet any payment from the applicable Fund. The Indenture Trustee shall advise the Issuer in writing, on or before the fifteenth day of each calendar month (or such later date as reasonably consented to by the Issuer), of all investments held for the credit of each Fund in its custody


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

under the provisions of this Indenture as of the end of the preceding month and the value thereof, and shall list any investments that were sold or liquidated for less than their Value at the time thereof.

     Money in any Fund constituting a part of the Trust Estate may be pooled for the purpose of making investments and may be used to pay accrued interest on Eligible Investments purchased. The Indenture Trustee and its affiliates may act as principal or agent in the acquisition or disposition of any Eligible Investments.

     Notwithstanding the foregoing, the Indenture Trustee shall not be responsible or liable for any losses on investments made by it hereunder or for keeping all Funds held by it fully invested at all times, its only responsibility being to comply with the investment instructions of the Issuer or its designee in a non-negligent manner. The Indenture Trustee shall have no liability in respect of losses incurred as a result of liquidation of any Eligible Investment prior to its stated maturity or failure to provide timely written directions.

     The Issuer acknowledges that to the extent the regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Issuer the right to receive brokerage confirmations of security transactions, the Issuer waives receipt of such confirmations.

     Section 4.11 Indenture Trustee's Control over the Trust Accounts. The Indenture Trustee, on behalf of the Noteholders and any Counterparties, shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and any Counterparties. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee agrees, by its acceptance hereto, that it shall within ten
(10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Issuer agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Issuer shall notify the Indenture Trustee and any Counterparties in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

     With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                  (a) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (b) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery;" any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery"; and any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery."

     Section 4.12 Release; Sale of Financed Student Loans. The Indenture Trustee shall, upon Issuer Order and subject to the provisions of this Indenture and the Rating Agency Condition, take all actions reasonably necessary to effect the release of any Financed Student Loans from the lien of this Indenture; provided, however, if all Notes Outstanding bear interest at an Auction Note Interest Rate (as defined in the Supplemental Indenture(s) authorizing the issuance of such Notes) and the release of Financed Student Loans will not cause the Parity Percentage or the Senior Parity Percentage to fall below the Required Parity Percentage or the Required Senior Parity Percentage, respectively, then Financed Student Loans in an aggregate cumulative principal amount not exceeding 5% of the original principal amount of each Series of Notes may be released from the lien of this Indenture while such Series of Notes is Outstanding without satisfying the Rating Agency Condition.

     Section 4.13 Purchase of Notes. Pursuant to this Indenture, any amounts held under this Indenture that are available to redeem Notes may instead be used to purchase Notes outstanding under this Indenture at the same times and subject to the same conditions (except as to price) as apply to the redemption of Notes.

                                    Article V

                              Defaults and Remedies

     Section 5.01 Events of Default Defined. For the purpose of this Indenture, the following events are hereby defined as, and are declared to be, "Events of Default":

     (a) default in the due and punctual payment of the principal of or interest on any of the Senior Notes when due or failure to make any payment due under any other Senior Obligations hereunder when due;

     (b) if no Senior Obligations are Outstanding hereunder, default in the due and punctual payment of the principal of or interest on any of the Subordinate Notes or failure to make any payment due under any other Subordinate Obligation when due;

     (c) default in the performance or observance of any other of the covenants, agreements, or conditions on the part of the Issuer to be kept, observed, and performed contained in this Indenture or in the Notes, and continuation of such default for a period of 90 days after written notice thereof by the Indenture Trustee to the Issuer; and

     (d)    the occurrence of an Event of Bankruptcy with respect to the Issuer.

     Failure to pay interest carryover amounts or interest on interest carryover amounts shall not constitute an Event of Default.


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

     Any notice herein provided to be given to the Issuer with respect to any default shall be deemed sufficiently given if sent by registered mail with postage prepaid to the Person to be notified, addressed to such Person at the post office address as shown in Section 8.01 hereof or such other address as may hereafter be given as the principal office of the Issuer in writing to the Indenture Trustee by an Authorized Officer of the Issuer. The Indenture Trustee shall give such notice if requested to do so in writing by the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations at the time Outstanding ("Noteholder Approval").

     Section 5.02 Remedy on Default; Possession of Trust Estate. Subject to
Section 5.09 hereof, upon the happening and continuance of any Event of Default, the Indenture Trustee personally or by its attorneys or agents may enter into and upon and take possession of such portion of the Trust Estate as shall be in the custody of others, and all property comprising the Trust Estate, and each and every part thereof, and exclude the Issuer and its agents, servants, and employees wholly therefrom, and have, hold, use, operate, manage, and control the same and each and every part thereof, and in the name of the Issuer or otherwise, as they shall deem best, conduct the business thereof and exercise the privileges pertaining thereto and all the rights and powers of the Issuer and use all of the then existing Trust Estate for that purpose, and collect and receive all charges, income and Revenue of the same and of every part thereof, and after deducting therefrom all expenses incurred hereunder and all other proper outlays herein authorized, and all payments that may be made as just and reasonable compensation for its own services, and for the services of its attorneys, agents, and assistants (and any other amounts due and owing including amounts due and owing to the Owner Trustee and Co-Owner Trustee), the Indenture Trustee shall apply the rest of the money received by the Indenture Trustee as follows:

     (a) if the principal of none of the Obligations shall have become due, first, to the payment of the interest in default on the Senior Notes and to the payment of all Issuer Derivative Payments secured on a parity with the Senior Notes then due, in order of the maturity of the installments thereof, with interest on the overdue installments thereof at the same rates, respectively, as were borne by the Senior Notes on which such interest shall be in default and any such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, second, to the payment of the interest in default on the Subordinate Notes and to the payment of all Issuer Derivative Payments secured on a parity with the Subordinate Notes then due, in order of the maturity of the installments of such interest and any such Issuer Derivative Payments, with interest on the overdue installments thereof at the same rates, respectively, as were borne by the Subordinate Notes on which such interest shall be in default and any such Issuer Derivative Payments then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, and third, to the payment of the interest in default on any other borrowings of the Issuer, if any, secured hereby and to the payment of all Issuer Derivative Payments secured on a parity with such borrowings, if any, then due, in order of the maturity of the installments of such interest and any such Issuer Derivative Payments, with interest on the overdue installments thereof at the same rates, respectively, as were borne by such borrowings on which such interest shall be in default and any such Issuer Derivative Payments then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, except as may be provided in a Supplemental Indenture; and

     (b) if the principal of any of the Obligations shall have become due by declaration of acceleration or otherwise, first to the payment of the interest in default on the Senior Notes and all Issuer Derivative Payments secured on a parity with the Senior Notes then due, in the order of the maturity of the installments thereof, with interest on overdue installments thereof at the same rates, respectively, as were borne by the Senior Notes on which such interest shall be in default and such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, as the case may be, second, to the payment of the principal of all Senior Notes then due and any amount owed to a Counterparty secured on a parity with Senior Obligations under the ISDA Master Agreement, such payments to be made ratably to the parties entitled thereto without discrimination or preference, third, to the payment of the interest in default on the Subordinate Notes and all Issuer Derivative Payments secured on a parity with the Subordinate Notes then due, in the order of the maturity of the installments thereof with interest on overdue installments thereof at the same rates, respectively, as were borne by the Subordinate Notes on which such interest shall be in default and such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, as the case may be, fourth, to the payment of the principal of all Subordinate Notes then due and any amount owed to a Counterparty secured on a parity with Subordinate Obligations under the ISDA Master Agreement, such payments to be made ratably to the parties entitled thereto without discrimination or preference, fifth, to the payment of the interest in default on all other borrowings of the Issuer, if any, secured hereby and all Issuer Derivative Payments secured on a parity with such borrowings then due, in the order of the maturity of the installments thereof at the same rates, respectively, as were borne by such borrowings on which such interest shall be in default and such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, as the case may be, and sixth, to the payment of the principal of all other borrowings of the Issuer, if any, secured hereby then due and any amount owed to a Counterparty secured on a parity with such borrowings under the ISDA Master Agreement, such payments to be made ratably to the parties entitled thereto without discrimination or preference, except as may be provided in a Supplemental Indenture.

     Section 5.03 Remedies on Default; Advice of Counsel. Upon the happening of any Event of Default, the Indenture Trustee may proceed to protect and enforce the rights of the Indenture Trustee and the Noteholders in such manner as counsel for the Indenture Trustee may advise, whether for the specific performance of any covenant, condition, agreement or undertaking herein contained, or in aid of the execution of any power herein granted, or for the enforcement of such other appropriate legal or equitable remedies as, in the opinion of such counsel, may be more effectual to protect and enforce the rights aforesaid.

     Section 5.04 Remedies on Default; Sale of Trust Estate. Upon the happening of any Event of Default and if the principal of all of the Outstanding Obligations shall have been declared due and payable, then and in every such case, and irrespective of whether other remedies authorized shall have been pursued in whole or in part, the Indenture Trustee may sell, with or without entry, to the highest bidder the Trust Estate, and all right, title, interest, claim and demand thereto and the right of redemption thereof, at any such place or places, and at such time or times and upon such notice and terms as may be required by law. Upon such sale the Indenture Trustee may make and deliver to the purchaser or purchasers a good and sufficient assignment or conveyance for the same, which sale shall be a perpetual bar both at law and in equity against the Issuer and all Persons claiming such properties. No purchaser at any sale shall be bound to see to the application of the purchase money or to inquire as to the authorization, necessity, expediency or regularity of any such sale. The Indenture Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of the Issuer, in its name and stead, to make and execute all bills of sale, instruments of assignment and transfer and such other documents of transfer as may be necessary or advisable in connection with a sale of all or part of the Trust Estate, but the Issuer, if so requested by the Indenture Trustee, shall ratify and confirm any sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all such instruments as may be necessary, or in the judgment of the Indenture Trustee, proper for the purpose that may be designated in such request. In addition, the Indenture Trustee may proceed to protect and enforce the rights of the Indenture Trustee and the holders of the Obligations in such manner as counsel for the Indenture Trustee may advise, whether for the specific performance of any covenant, condition, agreement or undertaking herein contained, or in aid of the execution of any power herein granted, or for the enforcement of such other appropriate legal or equitable remedies as may in the opinion of such counsel, be more effectual to protect and enforce the rights aforesaid. The Indenture Trustee shall take any such action or actions if requested to do so in writing by the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations at the time Outstanding.

     Section 5.05 Appointment of Receiver. In case an Event of Default occurs, and if all of the Outstanding Obligations shall have been declared due and payable and in case any judicial proceedings are commenced to enforce any right of the Indenture Trustee or of the Noteholders under this Indenture or otherwise, then as a matter of right, the Indenture Trustee shall be entitled to the appointment of a receiver of the Trust Estate and of the earnings, income or Revenue, rents, issues and profits thereof with such powers as the court making such appointments may confer.

     Section 5.06 Restoration of Position. In case the Indenture Trustee shall have proceeded to enforce any rights under this Indenture by sale or otherwise, and such proceedings shall have been discontinued, or shall have been determined adversely to the Indenture Trustee, then and in every such case to the extent not inconsistent with such adverse decree, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former respective positions and the rights hereunder in respect to the Trust Estate, and all rights, remedies, and powers of the Indenture Trustee and of the Noteholders shall continue as though no such proceeding had been taken.

     Section 5.07 Purchase of Properties by Indenture Trustee or Noteholders. In case of any such sale of the Trust Estate, any Noteholder or Noteholders or committee of Noteholders or the Indenture Trustee, may bid for and purchase such property and upon compliance with the terms of sale may hold, retain possession, and dispose of such property as the absolute right of the purchaser or purchasers without further accountability and shall be entitled, for the purpose of making any settlement or payment for the property purchased, to use and apply any Obligations hereby secured and any interest thereon due and unpaid, by presenting such Obligations in order that there may be credited thereon the sum apportionable and applicable thereto out of the net proceeds of such sale, and thereupon such purchaser or purchasers shall be credited on account of such purchase price payable to him or them with the sum apportionable and applicable out of such net proceeds to the payment of or as a credit on the Obligations so presented.

     Section 5.08 Application of Sale Proceeds. The proceeds of any sale of the Trust Estate, together with any funds at the time held by the Indenture Trustee and not otherwise appropriated, shall be applied by the Indenture Trustee as set forth in Section 5.02 hereof, and then to the Issuer or whomsoever shall be lawfully entitled thereto.

     Section 5.09 Accelerated Maturity. If an Event of Default shall have occurred and be continuing, the Indenture Trustee may declare, or upon the written direction by the Noteholders of at least 66% of the principal amount of the Highest Priority Obligations then Outstanding, shall declare, the principal of all Obligations then Outstanding, and the interest thereon, if not previously due, immediately due and payable, anything in the Obligations or this Indenture to the contrary notwithstanding; provided, however, that for a declaration of acceleration upon a default pursuant to Section 5.01(c) hereof shall require the consent of a majority of the Noteholders of the principal amount of the Highest Priority Obligations then Outstanding.

     Section 5.10 Remedies Not Exclusive. The remedies herein conferred upon or reserved to the Indenture Trustee or the holders of Obligations are not intended to be exclusive of any other remedy, but each remedy herein provided shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing, and every power and remedy hereby given to the Indenture Trustee or to the holders of Obligations, or given by any Supplemental Indenture, may be exercised from time to time as often as may be deemed expedient. No delay or omission of the Indenture Trustee or of any holder of Obligations to exercise any power or right arising from any default hereunder shall impair any such right or power or shall be construed to be a waiver of any such default or to be acquiescence therein.

     Section 5.11 Direction of Indenture Trustee. Upon the happening of any Event of Default, the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations then Outstanding, shall have the right by an instrument or instruments in writing delivered to the Indenture Trustee to direct and control the Indenture Trustee as to the method of taking any and all proceedings for any sale of any or all of the Trust Estate, or for the appointment of a receiver, if permitted by law, and may at any time cause any proceedings authorized by the terms hereof to be so taken or to be discontinued or delayed; provided, however, that such Noteholders shall not be entitled to cause the Indenture Trustee to take any proceedings that in the Indenture Trustee's opinion would be unjustly prejudicial to non-assenting holders of Obligations, but the Indenture Trustee shall be entitled to assume that the action requested by the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations then Outstanding will not be prejudicial to any non-assenting Noteholders unless the Noteholders of at least a majority of the principal amount of Obligations of the non-assenting Noteholders, in writing, show the Indenture Trustee how they will be prejudiced. Anything in this Indenture to the contrary notwithstanding, the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations then Outstanding together with the Noteholders of at least a majority of the principal amount of all other Obligations then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Indenture Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder, provided that such direction shall not be otherwise than in accordance with the provisions of law and of this


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

Indenture. The provisions of this Section 5.11 shall be expressly subject to the provisions of Sections 6.01(c) and 6.05 hereof.

     Section 5.12 Right to Enforce in Indenture Trustee. No Noteholder of any Obligation shall have any right as such Noteholder to institute any suit, action, or proceedings for the enforcement of the provisions of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, all rights of action hereunder being vested exclusively in the Indenture Trustee, unless and until the Indenture Trustee fails to institute an action or suit after (i) the Noteholders of at least 25% of the Notes shall have previously given to the Indenture Trustee written notice of a default hereunder, and of the continuance thereof, (ii) the Noteholders of at least 25% of the Notes shall have made written request upon the Indenture Trustee and the Indenture Trustee shall have been afforded reasonable opportunity to institute such action, suit or proceeding in its own name, and
(iii) the Indenture Trustee shall have been offered indemnity and security satisfactory to it against the costs, expenses, and liabilities to be incurred therein or thereby, which offer of indemnity shall be an express condition precedent hereunder to any obligation of the Indenture Trustee to take any such action hereunder, and the Indenture Trustee for 30 days after receipt of such notification, request, and offer of indemnity, shall have failed to institute any such action, suit or proceeding. It is understood and intended that no one or more holders of the Obligations shall have the right in any manner whatever by his or their action to affect, disturb, or prejudice the lien of this Indenture or to enforce any right hereunder except in the manner herein provided and for the equal benefit of the Noteholders of not less than a majority of the principal amount of the Obligations then Outstanding.

     The Indenture Trustee and the Noteholders covenant that they will not at any time institute against the Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     Section 5.13 Physical Possession of Obligations Not Required. In any suit or action by the Indenture Trustee arising under this Indenture or on all or any of the Obligations issued hereunder, or under any Supplemental Indenture, the Indenture Trustee shall not be required to produce such Obligations, but shall be entitled in all things to maintain such suit or action without their production.

     Section 5.14 Waivers of Events of Default. The Indenture Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of acceleration of Obligations, and shall do so upon the written request of the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations then Outstanding; provided, however, that there shall not be waived (a) any Event of Default in the payment of the principal of or premium on any Outstanding Obligations at the date of maturity or redemption thereof, or any default in the payment when due of the interest on any such Obligations, unless prior to such waiver or rescission, all arrears of interest or all arrears of payments of principal and premium, if any, and all expenses of the Indenture Trustee, in connection with such default shall have been paid or provided for or (b) any default in the payment of amounts set forth in Section
6.05 hereof. In case of any such waiver or rescission, or in case any proceedings taken by the Indenture Trustee on account of any such default shall have been discontinued or abandoned or determined adversely to the Indenture Trustee, then and in every such case the Issuer, the Indenture Trustee and the holders of Obligations shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to or affect any subsequent or other default, or impair any rights or remedies consequent thereon.

                                   Article VI

                              The Indenture Trustee

     Section 6.01 Acceptance of Trust. The Indenture Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

     (a)    Except during the continuance of an Event of Default,

     (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

     (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Indenture and whether or not they contain the statements required under this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Indenture Trustee, in exercising the rights and powers vested in it by this Indenture, shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) Before taking any action hereunder requested by Noteholders, the Indenture Trustee may require that it be furnished an indemnity bond or other indemnity and security satisfactory to it by the Noteholders for the reimbursement of all expenses it may incur and to protect it against liability arising from any action taken by the Indenture Trustee (excluding, however, any action taken by the Indenture Trustee acting as Servicer pursuant to Section
6.15 hereof).

     Section 6.02 Recitals of Others. The recitals, statements, and representations set forth herein and in the Notes shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for the correctness of the same. The Indenture Trustee makes no representations as to the title of the Issuer in the Trust Estate or as to the security afforded thereby and hereby, or as to the validity or sufficiency of this Indenture or of the Notes issued hereunder, and the Indenture Trustee shall incur no responsibility in respect of such matters.

     Section 6.03 As to Filing of Indenture. The Indenture Trustee shall be under no duty (a) to file or record, or cause to be filed or recorded, this Indenture or any Supplemental Indenture, (b) or to procure any further order or additional instruments of further assurance, (c) to see to the delivery to it of any personal property intended to be mortgaged or pledged hereunder or thereunder, (d) or to do any act that may be suitable to be done for the better maintenance of the lien or security hereof (other than the filing of any continuation statements (but not initial financing statements) ), or (e) for giving notice of the existence of such lien, or for extending or supplementing the same or to see that any rights to Revenue and Funds intended now or hereafter to be transferred in trust hereunder are subject to the lien hereof. The Indenture Trustee shall not be liable for failure of the Issuer to pay any tax or taxes in respect of such property, or any part thereof, or the income therefrom or otherwise, nor shall the Indenture Trustee be under any duty in respect of any tax that may be assessed against it or the Noteholders in respect of such property or pledged Revenue and Funds.

     Section 6.04 Indenture Trustee May Act Through Agents. The Indenture Trustee may execute any of the trusts or powers hereof and perform any duty hereunder, either itself or by or through its attorneys, agents, or employees, and it shall not be answerable or accountable for any default, neglect, or misconduct of any such attorneys, agents, or employees, if reasonable care has been exercised in the appointment, supervision, and monitoring of the work performed. All reasonable costs incurred by the Indenture Trustee and all reasonable compensation to all such persons as may reasonably be employed in connection with the trusts hereof shall be paid by the Issuer.

     Section 6.05 Indemnification of Indenture Trustee. Other than with respect to its duties to make payment on the Obligations when due, and its duty to pursue the remedy of acceleration as provided in Section 5.02 hereof, for each of which no additional security or indemnity may be required, the Indenture Trustee shall be under no obligation or duty to perform any act at the request of Noteholders or to institute or defend any suit in respect thereof unless properly indemnified and provided with security to its satisfaction as provided in Section 6.01(c) hereof. The Indenture Trustee shall not be required to take notice, or be deemed to have knowledge, of any default or Event of Default of the Issuer hereunder and may conclusively assume that there has been no such default or Event of Default (other than an Event of Default described in Sections 5.01(a) or (b) hereof) unless and until a Responsible Officer shall have been specifically notified in writing at the address in Section 8.01 hereof of such default or Event of Default by (a) the Noteholders of the required percentages in principal amount of the Obligations then Outstanding hereinabove specified or (b) an Authorized Officer of the Issuer. However, the Indenture Trustee may begin suit, or appear in and defend suit, execute any of the trusts hereby created, enforce any of its rights or powers hereunder, or do anything else in its judgment proper to be done by it as Indenture Trustee, without assurance of reimbursement or indemnity, and in such case the Indenture Trustee shall be reimbursed or indemnified by the Noteholders requesting such action, if any, or the Issuer in all other cases, for all fees, costs and expenses, liabilities, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith, unless such costs and expenses, liabilities, outlays and attorneys' fees and other reasonable disbursements properly incurred in connection therewith are adjudicated to have resulted from the gross negligence or willful misconduct of the Indenture Trustee. In furtherance and not in limitation of this Section 6.05, the Indenture Trustee shall not be liable for, and shall be held harmless by the Issuer from, following any orders, instructions or other directions upon which the Indenture Trustee is authorized to rely pursuant to this Indenture or any other agreement to which it is a party. If the Issuer or the Noteholders, as appropriate, shall fail to make such reimbursement or indemnification, the Indenture Trustee may reimburse itself from any money in its possession under the provisions of this Indenture, subject only to the prior lien of the Notes for the payment of the principal thereof, premium, if any, and interest thereon from the Revenue Fund. None of the provisions contained in this Indenture or any other agreement to which it is a party shall require the Indenture Trustee to act or to expend or risk its own funds or otherwise incur individual financial liability in the performance of any of its duties or in the exercise of any of its rights or powers (excluding, however, any duties, rights or powers of the Indenture Trustee acting as Servicer pursuant to Section 6.15 hereof) if the Noteholders shall not have offered security and indemnity acceptable to it or if it shall have reasonable grounds for believing that prompt repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     The Issuer shall indemnify the Indenture Trustee and its officers, agents, directors and employees, against any and all loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder (excluding, however, any duties of the Indenture Trustee acting as Servicer pursuant to Section 6.15 hereof) or under the Basic Documents including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or under the Basic Documents. Without limiting the foregoing, the Issuer agrees to indemnify and hold harmless the Indenture Trustee from and against any liability (including for taxes, penalties or interest asserted by any taxing jurisdiction) arising from any failure to withhold taxes from amounts payable in respect of payments from the Revenue Fund. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder, except to the extent of any loss, liability or expense resulting from such failure. The Issuer need not reimburse any expense or indemnity against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, gross negligence or bad faith.

     Section 6.06 Indenture Trustee's Right to Reliance. The Indenture Trustee shall fully be protected in acting upon any notice, resolution, request, consent, order, certificate, report, appraisal, opinion, report or document of the Issuer or the Servicer or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Indenture Trustee may consult with experts and with counsel (who may, but need not, be counsel for the Issuer, the Indenture Trustee, or for a Noteholder), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

     Whenever in the administration hereof the Indenture Trustee shall reasonably deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an Authorized Officer of the Issuer or an authorized officer of the Servicer.

          The Indenture Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Indenture Trustee shall be liable for its gross negligence or willful misconduct in taking such action.

          The Indenture Trustee is authorized, under this Indenture, subject to
Section 4.12 hereof, to sell, assign, transfer or convey Financed Student Loans in accordance with an Issuer Order. If such Financed Student Loan was originated under the Act, such Issuer Order shall certify that the Person to whom such Financed Student Loan is sold, assigned, transferred, or conveyed is an Eligible Lender unless not required by the Act. The Indenture Trustee is further authorized to enter into agreements with other Persons, in its capacity as Indenture Trustee, in order to carry out or implement the terms and provisions of this Indenture.

          The duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, and the Indenture Trustee shall take such action with respect to this Indenture as it shall be directed hereunder, and the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and as specifically directed by the Issuer or the Servicer, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee.

          The Indenture Trustee shall not be liable for any error of judgment made in good faith by an officer or officers of the Indenture Trustee, unless it shall be conclusively determined by a court of competent jurisdiction that the Indenture Trustee was grossly negligent in ascertaining the pertinent facts.

          The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or gross negligence on the part of any agent, attorney, custodian or nominee so appointed.

          Section 6.07 Compensation of Indenture Trustee. Except as otherwise expressly provided herein, all advances, counsel fees and other expenses reasonably made or incurred by the Indenture Trustee in and about the execution and administration of the trust hereby created and reasonable compensation to the Indenture Trustee for its services in the premises shall be paid by the Issuer. The compensation of the Indenture Trustee shall not be limited to or by any provision of law in regard to the compensation of trustees of an express trust. If not paid by the Issuer, the Indenture Trustee shall have a lien against all money held pursuant to this Indenture, subject only to the prior lien of the Obligations against the money and investments in the Revenue Fund for the payment of the principal thereof, premium, if any, and interest thereon, for such reasonable compensation, expenses, advances and counsel fees incurred in and about the execution of the trusts hereby created and the exercise and performance of the powers and duties of the Indenture Trustee hereunder and the cost and expense incurred in defending against any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the gross negligence or willful misconduct of the Indenture Trustee).

          Section 6.08 Indenture Trustee May Own Notes. The Indenture Trustee hereunder, or any successor Indenture Trustee, in its individual or other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer, with the same rights it would have if it were not the Indenture Trustee. The Indenture Trustee may act as depository for, and permit any of its officers or directors to act as a member of, or act in any other capacity in respect to, any committee formed to protect the rights of the Noteholders or to effect or aid in any reorganization growing out of the enforcement of the Notes or of this Indenture, whether or not any such committee shall represent the Noteholders of more than 66% of the principal amount of the Outstanding Obligations.

          Section 6.09 Resignation of Indenture Trustee. The Indenture Trustee and any successor to the Indenture Trustee may resign and be discharged from the trust created by this Indenture by giving to the Issuer notice in writing, which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Indenture Trustee shall have been appointed pursuant to Section 6.11 hereof (and is qualified to be the Indenture Trustee under the requirements of Section 6.11 hereof). If no successor Indenture Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Issuer, whichever period is the longer, the Indenture Trustee may (a) appoint a temporary successor Indenture Trustee having the qualifications provided in Section 6.11 hereof or (b) request a court of competent jurisdiction to (i) require the Issuer to appoint a successor, as provided in Section 6.11 hereof, within 3 days of the receipt of citation or notice by the court, or (ii) appoint an Indenture Trustee having the qualifications provided in Section 6.11 hereof. In no event may the resignation of the Indenture Trustee be effective until a qualified successor Indenture Trustee shall have been selected and appointed. In the event a temporary successor Indenture Trustee is appointed pursuant to (a) above, the Issuer may remove such temporary successor Indenture Trustee and appoint a successor thereto pursuant to Section 6.11 hereof.

          Section 6.10 Removal of Indenture Trustee. The Indenture Trustee or any successor Indenture Trustee may be removed (a) at any time by the Noteholders of a majority of the principal amount of the Highest Priority Obligations then Outstanding, (b) by the Issuer for cause or upon the sale or other disposition of the Indenture Trustee or its corporate trust functions or
(c) by the Issuer without cause so long as no Event of Default as described in Sections 5.01(a), (b) or (c) exists or has existed within the last 30 days, upon payment to the Indenture Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Issuer and acceptance thereof by said successor. One copy of any such order of removal shall be filed with the Issuer and the other with the Indenture Trustee so removed.

          In the event an Indenture Trustee (or successor Indenture Trustee) is removed by any Person or for any reason permitted hereunder, such removal shall not become effective until (a) in the case of removal by the Noteholders, such Noteholders by instrument or concurrent instruments in writing (signed and acknowledged by such Noteholders or their attorneys-in-fact) filed with the Indenture Trustee removed have appointed a successor Indenture Trustee or otherwise the Issuer shall have appointed a successor, and (b) the successor Indenture Trustee has accepted appointment as such.

          Section 6.11 Successor Indenture Trustee. In case at any time the Indenture Trustee or any successor Indenture Trustee shall resign, be dissolved, or otherwise shall be


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

disqualified to act or be incapable of acting, or in case control of the Indenture Trustee or of any successor Indenture Trustee or of its officers shall be taken over by any public officer or officers, a successor Indenture Trustee may be appointed by the Issuer. In the case of any such appointment by the Issuer of a successor Indenture Trustee, the Issuer shall forthwith cause notice thereof to be mailed to the Noteholders at the address of each Noteholder appearing on the note registration books maintained by the Indenture Trustee. Every successor Indenture Trustee appointed by the Noteholders, by a court of competent jurisdiction, or by the Issuer shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, that has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender so long as such designation is necessary to maintain guarantees and federal benefits under the Act with respect to Financed Student Loans that were originated under the Act.

          Section 6.12 Manner of Vesting Title in Indenture Trustee. Any successor Indenture Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Indenture Trustee, and also to the Issuer, an instrument accepting such appointment hereunder, and thereupon such successor Indenture Trustee, without any further act, deed, or conveyance shall become fully vested with all the estate, properties, rights, powers, trusts, duties, and obligations of its predecessors in trust hereunder (except that the predecessor Indenture Trustee shall continue to have the benefits to indemnification hereunder together with the successor Indenture Trustee), with like effect as if originally named as Indenture Trustee herein; but the Indenture Trustee ceasing to act shall nevertheless, on the written request of an Authorized Officer of the Issuer, or an authorized officer of the successor Indenture Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Indenture Trustee all the right, title, and interest of the Indenture Trustee that it succeeds, in and to pledged Revenue and Funds and such rights, powers, trusts, duties, and obligations, and the Indenture Trustee ceasing to act also shall, upon like request, pay over, assign, and deliver to the successor Indenture Trustee any money or other property or rights subject to the lien of this Indenture, including any pledged securities that may then be in its possession. Should any deed or instrument in writing from the Issuer be required by the successor Indenture Trustee for more fully and certainly vesting in and confirming to such new Indenture Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Issuer.

          In case any of the Notes to be issued hereunder shall have been authenticated but not delivered, any successor Indenture Trustee may adopt the certificate of authentication of the Indenture Trustee or of any successor to the Indenture Trustee; and in case any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes in its own name; and in all such cases such certificate shall have the full force that it has anywhere in the Notes or in this Indenture.

          Section 6.13 Additional Covenants by the Indenture Trustee to Conform to the Act. The Indenture Trustee covenants that it will at all times be an Eligible Lender under the Act so long as such designation is necessary, as determined by the Issuer, to maintain the guarantees and federal benefits under the Act with respect to Financed Student Loans that were originated under the Act, that it will acquire Student Loans originated under the Act in its capacity as an Eligible Lender, and that it will not dispose of or deliver any Student Loans originated under the Act or any security interest in any such Student Loans to any party who is not an Eligible Lender so long as the Act or Regulations adopted thereunder require an Eligible Lender to be the owner or holder of such Student Loans; provided, however, that nothing above shall prevent the Indenture Trustee from delivering Student Loans originated under the Act to the Servicer or the Guaranty Agency.

          Section 6.14 Limitation with Respect to Examination of Reports. Except as provided in this Indenture, the Indenture Trustee shall be under no duty to examine any report or statement or other document required or permitted to be filed with it by the Issuer.

          Section 6.15 Servicing Agreement. The Indenture Trustee acknowledges the receipt of a copy of the Servicing Agreement. The Indenture Trustee, by the execution hereof, covenants, represents and agrees that upon any termination of the Servicer pursuant to the Servicing Agreement, the Indenture Trustee shall, pursuant to Section 11 of the Servicing Agreement, act as Servicer until a successor servicer has been appointed as provided in that Section 11.

          Section 6.16 Additional Covenants of Indenture Trustee. The Indenture Trustee, by the execution hereof, covenants, represents and agrees that:

          (a) it will not exercise any of the rights, duties, or privileges under this Indenture in such manner as would cause the Student Loans held or acquired under the terms hereof to be transferred, assigned, or pledged as security to any person or entity other than as permitted by this Indenture; and

          (b) so long as any of the Financed Student Loans were originated under the Act, it will comply with the Act and the Regulations and will, upon written notice from an Authorized Officer of the Issuer, the Secretary, or the Guaranty Agency, use its reasonable efforts to cause this Indenture to be amended (in accordance with Section 7.01 hereof) if the Act or Regulations are hereafter amended so as to be contrary to the terms of this Indenture.

          Section 6.17 Duty of Indenture Trustee with Respect to Rating Agencies. It shall be the duty of the Indenture Trustee to notify each Rating Agency then rating any of the Notes (but the Indenture Trustee shall incur no liability for any failure to do so) of (a) any change, expiration, extension, or renewal of this Indenture, (b) redemption or defeasance of any or all the Notes,
(c) any change in the Indenture Trustee or (d) any other information specifically required to be reported to each Rating Agency under any Supplemental Indenture; provided, however, the provisions of this Section 6.17 do not apply when such documents have been previously supplied to such Rating Agency and the Indenture Trustee has received written evidence to such effect, all as may be required by this Indenture. All notices required to be forwarded to the Rating Agencies under this Section 6.17 shall be sent in writing at the following addresses:

          Fitch Ratings
          One State Street Plaza
          32/nd/ Floor

          New York, New York 10004
          Attention: ABS Surveillance

          Moody's Investors Service, Inc.
          99 Church Street
          New York, New York 10007
          Attention: ABS Monitoring Unit

          The Indenture Trustee also acknowledges that each Rating Agency's periodic review for maintenance of a Rating on any Series of the Notes may involve discussions and/or meetings with representatives of the Indenture Trustee at mutually agreeable times and places.

          Section 6.18 Merger of the Indenture Trustee. Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Indenture, without the execution or filing of any paper of any further act on the part of any other parties hereto.

          Section 6.19 Receipt of Funds from Servicer. The Indenture Trustee shall not be accountable or responsible in any manner whatsoever for any action of the Issuer, the depository bank of any funds of the Issuer, or the Servicer while the Servicer is acting as bailee or agent of the Indenture Trustee with respect to the Student Loans except, to the extent provided in the Servicing Agreement or custodian agreement, for actions taken in compliance with any instruction or direction given to the Indenture Trustee, or for the application of funds or moneys by the Servicer until such time as funds are received by the Indenture Trustee.

          Section 6.20 Special Circumstances Leading to Resignation of Indenture Trustee. Because the Indenture Trustee serves as trustee hereunder for Obligations of different priorities, it is possible that circumstances may arise that will cause the Indenture Trustee to resign from its position as trustee for one or more of the Obligations. In the event that the Indenture Trustee makes a determination that it should so resign, due to the occurrence of an Event of Default or potential default hereunder, or otherwise, the Issuer may permit such resignation as to one or more of the Obligations or request the Indenture Trustee's resignation as to all Obligations, as the Issuer may elect. If the Issuer should determine that a conflict of interest has arisen as to the trusteeship of any of the Obligations, it may authorize and execute a Supplemental Indenture with one or more successor Indenture Trustees, under which the administration of certain of the Obligations would be separated from the administration of the other Obligations.

          Section 6.21 Survival of Indenture Trustee's Rights to Receive Compensation, Reimbursement and Indemnification. The Indenture Trustee's rights to receive compensation, reimbursement and indemnification of money due and owing hereunder at the time of the Indenture Trustee's resignation or removal shall survive the Indenture Trustee's resignation or removal.


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

          Section 6.22 Corporate Trustee Required; Eligibility; Conflicting Interests. There shall at all times be an Indenture Trustee hereunder that shall be eligible to act as Indenture Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.22, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.22, it shall resign immediately in the manner and with the effect specified in this Article VI. Neither the Issuer nor any Person directly or indirectly controlling or controlled by, or under common control with, the Issuer shall serve as Indenture Trustee.

          Section 6.23 Payment of Taxes and Other Governmental Charges.

          (a) The Indenture Trustee shall request, and Noteholders shall provide, all appropriate tax certifications and forms necessary to enable the Issuer or its agents, to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold in respect of the Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any law or regulation, and to pay, deduct or withhold any such taxes or charges and remit them to the relevant taxing authorities as required under law. Such certification shall take the form of a correct, complete and executed U.S. Internal Revenue Service Form W-8BEN, W-8ECI, W-8IMY, or W-9 (or any successors thereto), including appropriate attachments, as applicable, that identifies such Noteholder.

          (b) If such forms are not provided or if any tax or other governmental charge shall otherwise become payable by or on behalf of the Indenture Trustee, including any tax or governmental charge required to be withheld from any payment made by the Indenture Trustee under the provisions of any applicable law or regulation with respect to any Trust Property or the Notes, such tax or governmental charge shall be payable by the Noteholder and may be withheld by the Indenture Trustee. The Issuer and the Indenture Trustee shall have the right to refuse the surrender, registration of transfer or exchange of any Note with respect to which such tax or other governmental charge shall be payable until such payment shall have been made by the Noteholder.

          Section 6.24 Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes of any Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes, of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel) and of the Noteholders allowed in such judicial proceeding; and

          (b) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder of Notes to make such payments to the Indenture Trustee, and if the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, and any other amounts due the Indenture Trustee or any predecessor Indenture Trustee.

          Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder of a Note in any such proceeding.

          In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholders parties to any such proceedings.

                                   Article VII

                             Supplemental Indentures

          Section 7.01 Supplemental Indentures Not Requiring Consent of Noteholders. The Issuer and the Indenture Trustee may, without the consent of or notice to any of the Noteholders or any holders of Obligations enter into any indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

          (a) to cure any ambiguity or defect or omission in this Indenture;

          (b) to grant to or confer upon the Indenture Trustee for the benefit of the Noteholders any additional benefits, rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Noteholders or the Indenture Trustee;

          (c) to subject to this Indenture additional revenues, properties or collateral;

          (d) to modify, amend or supplement this Indenture or any Supplemental Indenture in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act or any similar federal statute hereafter in effect or to permit the qualification of the

Notes for sale under the securities laws of the United States of America or of any of the states of the United States of America, and, if they so determine, to add to this Indenture or any Supplemental Indenture such other terms, conditions and provisions as may be permitted by said Trust Indenture Act or similar federal statute;

          (e) to evidence the appointment of a separate or co-Indenture Trustee or a co-registrar or transfer agent or the succession of a new Indenture Trustee hereunder, or any additional or substitute Guaranty Agency or Servicer;

          (f) to add such provisions to or to amend such provisions of this Indenture as may, in Note Counsel's opinion, be necessary or desirable to assure implementation of the Program in conformance with the Act if along with such Supplemental Indenture there is filed a Note Counsel's opinion to the effect that the addition or amendment of such provisions will in no way impair the existing security of the Noteholders or any holders of Outstanding Obligations;

          (g) to make any change as shall be necessary in order to obtain and maintain for any of the Notes an investment grade Rating from a nationally recognized rating service, which changes, in the opinion of the Indenture Trustee are not to the prejudice of the Noteholder of any of the Obligations;

          (h) to make any changes necessary to comply with the Act, the Regulations or the Code and the regulations promulgated thereunder;

          (i) to provide for the issuance of Notes pursuant to the provisions of
Section 1.08 hereof, including the creation of appropriate Funds, Accounts and Subaccounts with respect to such Notes;

          (j) to make the terms and provisions of this Indenture, including the lien and security interest granted herein, applicable to a Derivative Product, and to modify Section 2.03 hereof with respect to any particular Derivative Product;

          (k) to create any additional Funds or Accounts or Subaccounts under this Indenture deemed by the Indenture Trustee to be necessary or desirable;

          (l) to amend the Indenture to allow for any Notes to be supported by a letter of credit or insurance policy or a liquidity agreement, including amendments with respect to repayment to such a provider on a parity with any Notes or Derivative Product and providing rights to such provider under this Indenture, including with respect to defaults and remedies;

          (m) to amend the Indenture to provide for use of a surety bond or other financial guaranty instrument in lieu of cash and/or Eligible Investments in all or any portion of the Reserve Fund, so long as such action shall not adversely affect the Ratings on any of the Notes;

          (n) to make any other change with Rating Agency Confirmation; or

          (o) to make any other change that, in the judgment of the Indenture Trustee, is not to the material prejudice of the Noteholders or any holders of Obligations;


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

          provided, however, that nothing in this Section 7.01 shall permit, or be construed as permitting, any modification of the trusts, powers, rights, duties, remedies, immunities and privileges of the Indenture Trustee without the prior written approval of the Indenture Trustee, which approval shall be evidenced by execution of a Supplemental Indenture.

          The Indenture Trustee shall provide written notice to the Rating Agencies prior to entering into any Supplemental Indenture for any one or more of the purposes set forth in paragraphs (a) - (o) above.

          Section 7.02 Supplemental Indentures Requiring Consent of Noteholders. Exclusive of Supplemental Indentures covered by Section 7.01 hereof and subject to the terms and provisions contained in this Section 7.02, and not otherwise, the Noteholders of not less than a majority of the principal amount of each class of affected Notes and each affected Derivative Product then Outstanding shall have the right, from time to time, to consent to and approve the execution by the Issuer and the Indenture Trustee of such Supplemental Indentures as shall be deemed necessary and desirable by the Indenture Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture; provided, however, that nothing in this Section 7.02 shall permit, or be construed as permitting (a) without the consent of the Noteholders of each affected Note and each Derivative Product then Outstanding, (i) an extension of the maturity date of the principal of or the interest on any Obligation, or (ii) a reduction in the principal amount of any Obligation or the rate of interest thereon, or (iii) a privilege or priority of any Obligation or Obligations over any other Obligation or Obligations except as otherwise provided herein, or (iv) a reduction in the aggregate principal amount of the Obligations required for consent to a Supplemental Indenture, or (v) the creation of any lien other than a lien ratably securing all of the Obligations at any time Outstanding hereunder except as otherwise provided herein or (b) any modification of the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of the Indenture Trustee without the prior written approval of the Indenture Trustee.

          If at any time the Issuer shall request that the Indenture Trustee enter into any such Supplemental Indenture for any of the purposes in this
Section 7.02, the Indenture Trustee shall be entitled to receive an Opinion of Counsel from the Issuer that all conditions precedent to the execution of any Supplemental Indenture have been met. The Indenture Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such Supplemental Indenture to be mailed by registered or certified mail to each Noteholder of an Obligation at the address shown on the registration books or listed in any Derivative Product. Such notice (which shall be prepared by the Issuer) shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal corporate trust office of the Indenture Trustee for inspection by all Noteholders. If, within 60 days, or such longer period as shall be prescribed by the Issuer, following the mailing of such notice, the Noteholders of not less than a majority of the principal amount of each class of affected Notes and each affected Derivative Product then Outstanding at the time of the execution of any such Supplemental Indenture shall have consented in writing to and approved the execution thereof as herein provided, no Noteholder of any Obligation shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Indenture

Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.

          The Indenture Trustee shall provide written notice to the Rating Agencies prior to entering into any Supplemental Indenture for any of the purposes in this Section 7.02.

          Upon the execution of any such Supplemental Indenture as in this
Section 7.02 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

          Section 7.03 Additional Limitation on Modification of Indenture. None of the provisions of this Indenture (including Sections 7.01 and 7.02 hereof) shall permit an amendment to the provisions of the Indenture that permits the transfer of all or part of the Financed Student Loans that were originated under the Act or granting of a security interest therein to any Person other than an Eligible Lender or the Servicer, unless the Act or Regulations are hereafter modified so as to permit the same.

          Section 7.04 Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Indenture Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Indenture Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest with respect to any Note, or in the payment of any sinking fund installment with respect to the Notes, the Indenture Trustee shall be protected in withholding such notice if and so long as an authorized officer of the Indenture Trustee in good faith determines that the withholding of such notice is in the interest of the Noteholders. For the purpose of this Section 7.04, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

          Section 7.05 Conformity with the Trust Indenture Act. Every Supplemental Indenture executed pursuant to this Article VII shall conform to the requirements of the Trust Indenture Act as then in effect.

                                  Article VIII

                               General Provisions

          Section 8.01 Notices. Any notice, request or other instrument required by this Indenture to be signed or executed by the holders of Obligations may be executed by the execution of any number of concurrent instruments of similar tenor, and may be signed or executed by such holders of Obligations in person or by agent appointed in writing. As a condition for acting thereunder the Indenture Trustee may demand proof of the execution of any such instrument and of the fact that any person claiming to be the owner of any of said Obligations is such owner and may further require the actual deposit of such Obligation or Obligations with the Indenture Trustee. The fact and date of the execution of such instrument may be proved by the certificate of any officer in any jurisdiction who by the laws thereof is authorized to take acknowledgments of deeds within such jurisdiction, that the person signing such instrument acknowledged before him the execution thereof, or may be proved by any affidavit of a witness to such execution sworn to before such officer.

          The amount of Notes held by any person executing such instrument as a Noteholder and the fact, amount, and numbers of the Notes held by such Person and the date of his holding the same may be proved by a certificate executed by any responsible trust company, bank, banker, or other depository in a form approved by the Indenture Trustee, showing that at the date therein mentioned such person had on deposit with such depository the Notes described in such certificate; provided, however, that at all times the Indenture Trustee may require the actual deposit of such Note or Notes with the Indenture Trustee.

          All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or facsimile or similar writing) at the following addresses, and each address shall constitute each party's respective "Corporate Trust Office" for purposes of the Indenture:

          If intended for the Issuer:

                   Education Funding Capital Trust-I
                   c/o Fifth Third Bank
                   MD 10AT60
                   38 Fountain Square Plaza
                   Cincinnati, Ohio 45263
                   Attention: Corporate Trust Administration
                   Telephone: +1.513.534.3367
                   Facsimile: +1.513.534.6785

                   with a copy to:

                   Wilmington Trust Company
                   Rodney Square North
                   1100 North Market Street
                   Wilmington, Delaware 19890-0001
                   Attention: Corporate Trust Administration
                   Telephone: +1.203.975.6112
                   Facsimile: +1.203.975.6299

          If intended for the Indenture Trustee:

                   Fifth Third Bank
                   MD 10AT60
                   38 Fountain Square Plaza
                   Cincinnati, Ohio 45263
                   Attention: Corporate Trust Administration
                   Telephone: +1.513.534.3367
                   Facsimile: +1.513.534.6785


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

Any party may change the address to which subsequent notices to such party are to be sent, or of its principal office, by notice to the others, delivered by hand or received by telex or telecopier or registered first-class mail, postage prepaid. Each such notice, request or other communication shall be effective when delivered by hand or received by telex or telecopier or first-class mail, postage prepaid.

          Section 8.02 Covenants Bind Issuer. The covenants, agreements, conditions, promises, and undertakings in this Indenture shall extend to and be binding upon the successors and assigns of the Issuer, and all of the covenants hereof shall bind such successors and assigns, and each of them, jointly and severally. All the covenants, conditions, and provisions hereof shall be held to be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Noteholders from time to time of the Obligations.

          No extension of time of payment of any of the Obligations shall operate to release or discharge the Issuer, it being agreed that the liability of the Issuer, to the extent permitted by law, shall continue until all of the Obligations are paid in full, notwithstanding any transfer of Financed Student Loans or extension of time for payment.

          Section 8.03 Lien Created. This Indenture shall operate effectually as
(a) a grant of lien on and security interest in, and (b) an assignment of, the Trust Estate.

          Section 8.04 Severability of Lien. If the lien of this Indenture shall be or shall ever become ineffectual, invalid, or unenforceable against any part of the Trust Estate, which is not subject to the lien because of want of power or title in the Issuer, the inclusion of any such part shall not in any way affect or invalidate the pledge and lien hereof against such part of the Trust Estate as to which the Issuer in fact had the right to pledge.

          Section 8.05 Consent of Noteholders Binds Successors. Any request or consent of the Noteholder of any Obligations given for any of the purposes of this Indenture shall bind all future Noteholders of the same Obligation or any Obligations issued in exchange therefor or in substitution thereof in respect of anything done or suffered by the Issuer or the Indenture Trustee in pursuance of such request or consent.

          Section 8.06 Nonpresentment of Notes or Interest Checks. Should any of the Notes or interest checks not be presented for payment when due, the Indenture Trustee shall retain from any money transferred to it for the purpose of paying the Notes or interest checks so due, for the benefit of the Noteholders thereof, a sum of money sufficient to pay such Notes or interest checks when the same are presented by the Noteholders thereof for payment. Such money shall not be required to be invested. All liability of the Issuer to the Noteholders of such Notes or interest checks and all rights of such Noteholders against the Issuer under the Notes or interest checks or under this Indenture shall thereupon cease and determine, and the sole right of such Noteholders shall thereafter be against such deposit. If any Note or interest check shall not be presented for payment within the period of two years following its payment or redemption date, the Indenture Trustee shall return to the Issuer the money theretofore held by it for payment of such Note or interest check, and such Note or interest check shall (subject to the defense of any applicable statute of limitation) thereafter be an unsecured obligation of the Issuer. The


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

Indenture Trustee's responsibility for any such money shall cease upon remittance thereof to the Issuer.

          Section 8.07 Laws Governing. It is the intent of the parties hereto that this Indenture shall be construed in accordance with the laws of Ohio without reference to its conflict of law provisions. This Indenture is subject to those provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          Section 8.08 Severability. If any covenant, agreement, waiver, or part thereof contained in this Indenture be forbidden by any pertinent law or under any pertinent law be effective to render this Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Indenture shall be construed as if the same were not included herein.

          Section 8.09 Exhibits. The terms of the Schedules and Exhibits, if any, attached to this Indenture are incorporated herein in all particulars.

          Section 8.10 Non-Business Days. Except as may otherwise be provided herein, if the date for making payment of any amount hereunder or on any Note, or if the date for taking any action hereunder, is not a Business Day, then such payment can be made without accruing further interest or action can be taken on the next succeeding Business Day, with the same force and effect as if such payment were made when due or action taken on such required date.

          Section 8.11 Parties Interested Herein. Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any Person or entity, other than the Indenture Trustee, the paying agent, if any, and the holders of the Obligations, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Issuer are for the sole and exclusive benefit of the Indenture Trustee, the paying agent, if any, and the holders of the Obligations.

          Section 8.12 Obligations are Limited Obligations. The Notes and the obligations of the Issuer contained in this Indenture are special, limited obligations of the Issuer, secured by and payable solely from the Trust Estate herein provided. The Issuer shall not be obligated to pay the Notes, the interest thereon, or any other obligation created by or arising from this Indenture from any other source.

          Section 8.13 Counterparty Rights. Notwithstanding any provision of this Indenture, no Counterparty that shall be in default under any Derivative Product with the Issuer shall have any of the rights granted to a Counterparty or as the Noteholder of an Obligation hereunder.

          Section 8.14 Disclosure of Names and Addresses of Noteholders. Noteholders by receiving and holding the same, agree with the Issuer and the Indenture Trustee that neither the Issuer nor the Indenture Trustee nor any Securities Depository shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Noteholders in accordance with TIA Section 312, regardless of the source from which such information was


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

derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

          Section 8.15 Aggregate Principal Amount of Obligations. Whenever in this Indenture reference is made to the aggregate principal amount of any Obligations, such phrase shall mean, at any time, the principal amount of any Notes and the Derivative Value of any Derivative Product.

          Section 8.16 Financed Student Loans. The Issuer expects to acquire Student Loans and to pledge Student Loans to the Indenture Trustee, in accordance with this Indenture, which Student Loans, upon becoming subject to the lien of this Indenture, constitute Financed Student Loans, as defined herein. If for any reason a Financed Student Loan does not constitute a Student Loan, or ceases to constitute a Student Loan, such loan shall continue to be subject to the lien of this Indenture as a Financed Student Loan.

          Section 8.17 Limitation of Liability of the Co-Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by the Co-Owner Trustee, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Co-Owner Trustee but is made and intended for the purpose of binding only the Issuer, and (c) under no circumstances shall the Co-Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Basic Documents.

                                   Article IX

                        Payment and Cancellation of Notes
                          and Satisfaction of Indenture

          Section 9.01 Trust Irrevocable. The trust created by the terms and provisions of this Indenture is irrevocable until the indebtedness secured hereby (the Notes and interest thereon) and all Issuer Derivative Payments are fully paid or provision made for their payment as provided in this Article IX.

          Section 9.02 Satisfaction of Indenture.

          (a) If the Issuer shall pay, or cause to be paid, or there shall otherwise be paid (i) to the Noteholders, the principal of and interest on the Notes, at the times and in the manner stipulated in this Indenture and (ii) to each Counterparty, all Issuer Derivative Payments then due, then the pledge of the Trust Estate hereunder, and all covenants, agreements, and other obligations of the Issuer to the Noteholders shall thereupon cease, terminate, and become void and be discharged and satisfied. In such event, the Indenture Trustee shall execute and deliver to the Issuer all such instruments as may be desirable to evidence such discharge and satisfaction, and the Indenture Trustee shall pay over or deliver all money held by it under this Indenture to the party entitled to receive the same under this Indenture.

          (b) Any Issuer Derivative Payments are deemed to have been paid and the applicable Derivative Product terminated when payment of all Issuer Derivative Payments due and payable to each Counterparty under its respective Derivative Product have been made or duly provided for to the satisfaction of each Counterparty and the respective Derivative Product has been terminated.

          (c) In no event shall the Indenture Trustee deliver over to the Issuer any Financed Student Loans that were originated under the Act unless the Issuer is an Eligible Lender, if the Act or Regulations then in effect require the owner or holder of such Financed Student Loans to be an Eligible Lender.

          Section 9.03 Cancellation of Paid Notes. Any Notes that have been paid or purchased by the Issuer, mutilated Notes replaced by new Notes, and any temporary Notes for which definitive Notes have been delivered shall (unless otherwise directed by the Issuer by Issuer Order) forthwith be cancelled by the Indenture Trustee and, except for temporary Notes, returned to the Issuer.

                                    Article X

                                   Termination

          Section 10.01 Termination of the Trust.

          (a) The trust created by this Indenture shall terminate upon the later of (A) payment to the Noteholders and to the Indenture Trustee of all amounts required to be paid to them pursuant to this Indenture and any Supplemental Indenture and the disposition of all property held as part of the Trust Estate or (B) the day following the date on which all reimbursement obligations to the Counterparties, if any, and any other Person as may be provided for in any Supplemental Indenture have been paid in full. The Issuer shall promptly notify the Indenture Trustee of any prospective termination pursuant to this Section 10.01.

          (b) Notice of any prospective termination, specifying the Payment Date for payment of the final distribution and requesting the surrender of the Notes for cancellation, shall be given promptly by the Indenture Trustee by letter to Noteholders mailed not less than 10 nor more than 15 days preceding the specified Payment Date stating (i) the Payment Date upon which final payment of the Notes shall be made, (ii) the amount of any such final payment, and (iii) the location for presentation and surrender of the Notes. Payment of the final distribution that shall be made only upon presentation and surrender of the Notes at the corporate trust office of the Indenture Trustee specified in the notice.

          Section 10.02 Notice. The Indenture Trustee shall give notice of termination of the trust created by this Indenture to the Issuer and each Rating Agency.

                                   Article XI

                             Reporting Requirements

          Section 11.01 Annual Statement as to Compliance. The Servicer will deliver to each Rating Agency, the Indenture Trustee and the Issuer, on or before March 31 of each year, beginning with March 31, 2003, a certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under the Servicing Agreement has been made under the supervision of the officer signing such certificate and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year, or, there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          Section 11.02 Annual Independent Public Accountant's Servicing Report. On or before March 31 of each year, beginning March 31, 2003, the Servicer at its expense shall cause an independent public accountant that is a member of the American Institute of Certified Public Accountants to furnish a statement to each Rating Agency, the Issuer and the Indenture Trustee to the effect that such accountant has examined certain documents and records relating to the servicing of the Financed Student Loans (during the preceding fiscal year) under servicing agreements substantially similar one to another and to the Servicing Agreement and that, on the basis of such examination, such servicing has been conducted in compliance with such servicing agreements except for such significant exceptions or errors in records that, in the opinion of such accountant, requires it to report and that are set forth in such report.

          Section 11.03 Servicer's Certificate. Each month, not later than the twenty-fifth day of each month, the Servicer shall deliver to the Indenture Trustee, a certificate certified by an officer of the Servicer certifying to the accuracy of the monthly statement contemplated by Section 11.04.

          Section 11.04 Statements to Noteholders. On or before the fifteenth day of each month, the Issuer shall provide or cause to be provided to the Indenture Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward within 5 days of receipt to each Noteholder, a statement setting forth information with respect to the Notes and Financed Student Loans as of the end of the preceding month, including the following to the extent applicable;

          (a) the amount of payments with respect to each Series of Notes paid with respect to principal during the preceding month;

          (b) the amount of payments with respect to each Series of Notes paid with respect to interest during the preceding month;

          (c) the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

          (d) the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

          (e) the aggregate outstanding principal amount of the Notes of each Series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under clause (a) above;

          (f) the interest rate for any Series of variable rate Notes, indicating how such interest rate is calculated;

          (g) the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

          (h) the amount of the administration fee, the auction agent fee, market agent fee, calculation agent fee and the trustee fee, if any, allocated as of the close of business on the last day of the preceding month;

          (i) the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

          (j) the amount of the payment attributable to moneys in the Capitalized Interest Fund, the amount of any other withdrawals from the Capitalized Interest Fund and the balance of the Capitalized Interest Fund as of the close of business on the last day of the preceding month;

          (k) the amount of the payment attributable to moneys in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

          (l) the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

          (m) the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

          (n) the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

          (o) the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

          (p) the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, (A) that are (i) 11 to 30 days delinquent, 31 to 60 days delinquent, (ii) 61 to 90 days delinquent, (iii) 91 to 120 days delinquent, (iv) 121 to 150 days delinquent,
(v) 151 to 180 days delinquent, (vi) greater than 180 days delinquent, and (B) for which claims have been filed with the appropriate Guaranty Agency and that are awaiting payment;

          (q) the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month;

          (r) the number and percentage by dollar amount of (i) initial federal reimbursement claims for Financed Student Loans and (ii) rejected federal reimbursement claims for Financed Student Loans;

          (s) principal balance of Financed Student Loans in each of the following statuses: (i) forbearance, (ii) deferment, (iii) claims, (iv) in-school, (v) grace, and (vi) repayment; and

          (t) the principal balance of Financed Student Loans by loan type as of the close of business on the last day of the preceding month.

          Each amount set forth pursuant to paragraph (a), (b), (g) and (h) above shall be expressed as a dollar amount per authorized denomination of a Note. A copy of the statements referred to above may be obtained by any Noteholder by a written request to the Indenture Trustee, addressed to its Corporate Trust Office.

                  [Remainder of page intentionally left blank.]

          In Witness Whereof, the Issuer, the Indenture Trustee, and the Trust Eligible Lender Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                       Education Funding Capital Trust-I, by
                                          Fifth Third Bank, not in its
                                          individual capacity, but solely as
                                          Co-Owner Trustee on behalf of the
                                          Trust

                                       By: /s/ Keith E. Brock
                                           _____________________________________
                                           Name:   Keith E. Brock
                                           Title:  Trust Officer

                                       Fifth Third Bank, not in its individual
                                          capacity but solely as Indenture
                                          Trustee


                                       By: /s/ Keith E. Brock
                                           _____________________________________
                                           Name:   Keith E. Brock
                                           Title:  Trust Officer

                                       Acknowledged and accepted as to the
                                       Granting Clauses as of the day and year
                                       first above written:

                                       Fifth Third Bank, not in its individual
                                          capacity but solely as Trust Eligible
                                          Lender Trustee


                                       By: /s/ Keith E. Brock
                                           _____________________________________
                                           Name:   Keith E. Brock
                                           Title:  Trust Officer

          Grad Partners, Inc. hereby acknowledges and accepts the duties and obligations assigned to the Servicer in Article XI hereof.

                                       Grad Partners, Inc., as Servicer

                                       By: /s/ Perry D. Moore
                                           _____________________________________
                                           Name:   Perry D. Moore
                                           Title:  Senior VP-Finance

                                                                       Exhibit A

                      Student Loan Acquisition Certificate

          This Student Loan Acquisition Certificate (this "Certificate") is submitted pursuant to the provisions of Section 4.02 of the Indenture of Trust dated as of May 1, 2002 (the "Indenture") among Education Funding Capital Trust-I (the "Issuer"), Fifth Third Bank, as Indenture Trustee, and Fifth Third Bank, as Trust Eligible Lender Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the same meanings given to such terms in the Indenture. In your capacity as Indenture Trustee, you are hereby authorized and requested to disburse to Grad Partners, Inc. the sum of $__________ (or, in the case of an exchange, the Student Loans listed in Exhibit A hereto) for the acquisition of Student Loans. With respect to the Student Loans so to be acquired, the Issuer hereby certifies as follows:

          1. The Student Loans to be acquired are those specified in Schedule A attached hereto (the "Acquired Student Loans"). The remaining unpaid principal amount of each Acquired Student Loan is as shown on such Schedule A.

          2. The amount to be disbursed pursuant to this Certificate does not exceed the amount permitted by Section 4.02 of the Indenture (or, if a Financed Student Loan is being sold in exchange for an Acquired Student Loan under the Indenture, the aggregate unpaid principal amount of, and accrued interest on, such Financed Student Loan does not exceed the amount permitted by Section 4.02 of the Indenture).

          3. Each Acquired Student Loan is an Student Loan authorized so to be acquired by the Indenture.

          4. You have been previously, or are herewith, provided with the following items (the items listed in (a), (b), (c), (d), (f) and (g) have been received and are being retained, on your behalf, by the Issuer or the Servicer):

          (a) a copy of the Depositor Transfer and Sale Agreement between the Issuer and the Eligible Lender with respect to the Acquired Student Loans;

          (b) with respect to each Insured Student Loan included among the Acquired Student Loans, the Certificate of Insurance relating thereto;

          (c) with respect to each Guaranteed Student Loan included among the Acquired Student Loans, a certified copy of the Guarantee Agreement relating thereto;

          (d) an Opinion of Counsel to the Issuer specifying each action necessary to perfect a security interest in all Student Loans to be acquired by the Issuer pursuant to the Depositor Transfer and Sale Agreement in favor of the Indenture Trustee in the manner provided for by the provisions of 20 U.S.C.(ss) 1087-2(d)(3) or 20 U.S.C. (ss) 1082 (m)(1)(D)(iv), as applicable (you are authorized to rely on the advice of a single blanket Opinion of Counsel to the Issuer until such time as the Issuer shall provide any amended opinion to you);

          (e) a certificate of an Authorized Officer of the Issuer to the effect that (i) the Issuer is not in default in the performance of any of its covenants and agreements made in the Depositor Transfer and Sale Agreement relating to the Acquired Student Loans; (ii) with respect to all Acquired Student Loans that are Insured, Insurance is in effect with respect thereto, and with respect to all Acquired Student Loans that are Guaranteed, the Guarantee Agreement is in effect with respect thereto; and (iii) the Issuer is not in default in the performance of any of its covenants and agreements made in any Contract of Insurance or the Guarantee Agreement applicable to the Acquired Student Loans;

          (f) evidence that the promissory notes evidencing the Acquired Student Loans have had stamped thereon or affixed thereto (individually or by blanket endorsement) a notice specifying that they have been assigned to the Indenture Trustee with all necessary endorsements; and

          (g) instruments duly assigning the Acquired Student Loans to the Indenture Trustee.

          5. The Issuer is not, on the date hereof, in default under the Indenture or in the performance of any of its covenants and agreements made in the Depositor Transfer and Sale Agreement relating to the Acquired Student Loans, and, to the best knowledge of the Issuer, the Eligible Lender is not in default under the Transfer and Sale Agreements applicable to the Acquired Student Loans. The Issuer is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph 4 hereof, nor of any circumstances that would reasonably prevent reliance upon the Opinion of Counsel referred to in paragraphs 4(d) hereof.

          6. All of the conditions specified in the Depositor Transfer and Sale Agreement applicable to the Acquired Student Loans and the Indenture for the acquisition of the Acquired Student Loans and the disbursement hereby authorized and requested have been satisfied; provided that the Issuer may waive the requirement of receiving an Opinion of Counsel from the counsel to the Lender.

          7. If a Financed Student Loan is being sold in exchange for an Acquired Student Loan, the final expected maturity date of such Acquired Student Loan shall be substantially similar to that of the Financed Student Loan being sold and such sale and exchange shall not adversely affect the ability of the Trust Estate to make timely principal and interest payments on its Obligations.

          8. With respect to all Acquired Student Loans that are Insured, Insurance is in effect with respect thereto, and with respect to all Acquired Student Loans that are Guaranteed, the Guarantee Agreement is in effect with respect thereto.

          9. The Issuer is not in default in the performance of any of its covenants and agreements made in any Contract of Insurance or the Guarantee Agreement applicable to the Acquired Student Loans.

          10. The undersigned is authorized to sign and submit this Certificate on behalf of the Issuer.

          11. Student Loans are being acquired at a price that permits the results of the Cash Flows provided to the Rating Agencies on the Date of Issuance to be sustained.

                  [Remainder of page intentionally left blank.]

          Witness my hand this ___ day of May 2002.

                                       Education Funding Capital Trust-I, by
                                           Fifth Third Bank, not in its
                                           individual capacity, but solely as
                                           Co-Owner Trustee on behalf of the
                                           Trust

                                       By: _____________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT B

                              Form of Issuer Order

                        Education Funding Capital Trust-I

Issuer Order for the transfer of moneys from the Revenue Fund to the Operating Fund pursuant to Section 4.03 of the Base Indenture.

To: Fifth Third Bank, as indenture trustee (the "Indenture Trustee") under the Indenture of Trust dated as of May 1, 2002 (the "Base Indenture") among Education Funding Capital Trust-I (the "Issuer"), Fifth Third Bank, as trust eligible lender trustee, and Fifth Third Bank, as Indenture Trustee, as supplemented by the 2002-1 Series A&B Supplemental Indenture of Trust of even date therewith (the "Indenture Supplement" and collectively with the Base Indenture, the "Indenture")

Ladies and Gentlemen:

          Pursuant to Section 4.03 of the Base Indenture, you hereby are authorized and directed to transfer moneys in the Revenue Fund, on any date, to the Operating Fund, subject to Section 4.07 of the Base Indenture.

                                       Very truly yours,

                                       Education Funding Capital Trust-I, by
                                           Fifth Third Bank, not in its
                                           individual capacity, but solely as
                                           Co-Owner Trustee on behalf of the
                                           Trust

                                       By: _____________________________________
                                           Name:
                                           Title:
Dated: __________ 200__

                                                                      SCHEDULE A

                          Student Loans To Be Acquired

                                                                      Appendix A

                              Definitions And Usage

                                      Usage

                                       ---

          The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

          (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument incorporating this Appendix and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

          (b) As used herein, in any agreement or instrument incorporating this Appendix and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement or instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement or instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement or instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such agreement or instrument, certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder," and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" means "including without limitation."

          (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                   Definitions

                                    --------

"Accounts" shall mean any accounts established pursuant to the Indenture.

"Acquisition Fund" shall mean the Fund bearing that name established pursuant to
Section 4.01(a) of the Indenture, including any Accounts and Subaccounts created therein.

"Act" shall mean the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

"Add-on Consolidation Loan" shall mean a Student Loan included in the Trust Estate, the principal balance of which is added to an existing Consolidation Loan during the Add-on Period, as required by the Act.

"Add-on Period" shall mean, for each Series of Notes issued under the Indenture, the period of 180 days after the last date of origination of any Consolidation Loan acquired by the Issuer with the proceeds of such Note offering.

"Administration Agreement" shall mean the Administration Agreement dated as of May 1, 2002, between the Issuer and the Administrator.

"Administration Fee" shall have the meaning set forth in the Administration Agreement.

"Administrator" shall mean Grad Partners, Inc., in its capacity as administrator of the Issuer and the Financed Student Loans, and any successor thereto.

"Administrator Default" shall have the meaning set forth in Section 12 of the Administration Agreement.

"Administrator's Certificate" shall mean the certificate of the Administrator delivered pursuant to Section 2(b)(ii) of the Administration Agreement.

"Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Auction Agent Agreement" when used with respect to any Series of Notes, shall have the meaning given to such term in the Supplemental Indenture authorizing the issuance of such Notes.

"Authorized Officer" shall mean (i) with respect to the Issuer, any officer of the Co-Owner Trustee or Administrator who is authorized to act for the Co-Owner Trustee or Administrator in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the lists of Authorized Officers delivered by the Co-Owner Trustee and Administrator to the Indenture Trustee on a Closing Date (as such list may be modified or supplemented from time to time thereafter) and (ii) with respect to the Depositor, the Seller, the Servicer and the Administrator, any officer or other authorized representative of the Seller, the Servicer or the Administrator, respectively, who is authorized to act for the Depositor, the Seller, the Servicer or the Administrator, respectively, in matters relating to itself or to the Issuer and to be acted upon by the Depositor, the Seller, the Servicer or the Administrator, respectively, pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Depositor, the Seller, the Servicer and the Administrator, respectively, to the Indenture Trustee on a Closing Date (as such list may be modified or supplemented from time to time thereafter).

"Basic Documents" shall mean the Trust Agreement, the Indenture, the Supplemental Indentures, the Eligible Lender Trust Agreements, the Transfer and Sale Agreements, the Servicing Agreement, the Subservicing Agreements, the Administration Agreement, the Guarantee Agreements, the Auction Agent Agreement, the Market Agent Agreement, the Broker-Dealer Agreements, the Note Purchase Agreement, any Derivative Product and other documents and certificates delivered in connection with any thereof.

"Borrower" shall mean an individual who is the maker of a Borrower Note and, with respect to Guaranteed Student Loans, who obtains a Student Loan from an "eligible lender" in accordance with the Act and the policies and procedures of a Federal Guarantor.

"Borrower Note" shall mean a promissory note of a Borrower for a Student Loan, which promissory note, in the case of Guaranteed Student Loans, shall be set forth on the appropriate form furnished by the Federal Guarantor and shall meet the criteria set forth by the Act and the policies and procedures of the Federal Guarantor.

"Broker-Dealer Agreement" when used with respect to any Series of Notes, shall have the meaning given to such term in the Supplemental Indenture authorizing the issuance of such Notes.

"Business Day" shall mean any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions or trust companies in the State of Ohio, or in the city in which the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law, regulation or executive order to remain closed.

"Capitalized Interest Fund" shall mean the Fund bearing that name established pursuant to Section 4.01(a) of the Indenture, including any Accounts and Subaccounts created therein.

"Cash Flows" shall mean cash flow schedules prepared by the Issuer or its designee, including a listing of all assumptions used in the preparation of such cash flow schedules, and provided to each Rating Agency. All assumptions used in the preparation of the Cash Flows shall be reasonable in the judgment of the Issuer and disclosed in writing to each Rating Agency.

"Certificate of Insurance" shall mean any Certificate evidencing a Financed Student Loan is Insured pursuant to a Contract of Insurance.

"Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

"Closing Date" shall mean the date of issuance of a Series of Notes under the Indenture.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations, including applicable temporary and proposed regulations, relating to such section that are applicable to the Notes or the use of the proceeds thereof. A reference to any specific section of the Code shall be deemed also to be a reference to the comparable provisions of any enactment that supersedes or replaces the Code thereunder from time to time.

"Commission" shall mean the Securities and Exchange Commission.

"Consolidation Loan" shall mean a Student Loan made pursuant to Section 428C of the Act to consolidate the Borrower's obligations under various federally authorized student loan programs into a single loan, as supplemented by the addition of any related Add-on Consolidation Loan.

"Contract of Insurance" shall mean the contract of insurance between the Eligible Lender and the Secretary.

"Co-Owner Eligible Lender Trust Agreement" shall mean the Eligible Lender Trust Agreement dated as of May 1, 2002 between the Issuer and the Trust Eligible Lender Trustee.

"Co-Owner Trustee" shall mean the Fifth Third Bank, not in its individual capacity, but solely as Co-Owner trustee of the Trust under the Trust Agreement.

"Corporate Trust Office" shall mean (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at a Closing Date is located at MD 10AT60, 38 Fountain Square Plaza, Cincinnati, Ohio 45263,
Attention: Corporate Trust Administration (telephone: +1.513.534.3367; facsimile: +1.513.534.6785) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Depositor) and (ii) with respect to the Co-Owner Trustee and the Trust Eligible Lender Trustee, the principal corporate trust offices of the Co-Owner Trustee and the Trust Eligible Lender Trustee located at MD 10AT60, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, Attention: Corporate Trust Administration (telephone: +1.513.534.3367; facsimile: +1.513.534.6785) or at such other address as the Co-Owner Trustee or the Trust Eligible Lender Trustee may designate by notice to the Depositor or the principal corporate trust office of any successor Co-Owner Trustee or Trust Eligible Lender Trustee (the address of which the successor Co-Owner Trustee or Trust Eligible Lender Trustee will notify the Depositor).

"Counterparty" shall mean any counterparty under a Derivative Product.

"Counterparty Derivative Payment" shall mean any payment to be made to, or for the benefit of, the Issuer under a Derivative Product.

"Custodian" shall mean the Servicer or a Subservicer in its capacity as custodian of the Borrower Notes or any permitted successor Custodian.

"Date of Issuance" when used with respect to any Series of Notes, shall have the meaning given to such term in the Supplemental Indenture authorizing the issuance of such Notes.

"Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

"Delivery" when used with respect to Trust Account Property shall mean:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

               (i) transfer of possession thereof to the Indenture Trustee, endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank;

          (b)  with respect to a certificated security:

               (i)  delivery thereof in bearer form to the Indenture Trustee; or

               (ii) delivery thereof in registered form to the Indenture Trustee; and

                    (A) the certificate is endorsed to the Indenture Trustee or in blank by effective endorsement; or

                    (B) the certificate is registered in the name of the
               Indenture Trustee, upon original issue or registration of transfer by the Issuer;

          (c)  with respect to an uncertificated security:

               (i) the delivery of the uncertificated security to the Indenture Trustee; or

               (ii) the Issuer has agreed that it will comply with instructions originated by the Indenture Trustee without further consent by the registered owner;

          (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations:

               (i) a Federal Reser.ve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

               (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account;

          (e)  with respect to a security entitlement:

               (i)  the Indenture Trustee becomes the entitlement holder; or

               (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee;

          (f) without further consent by the entitlement holder; for the purpose of clauses (b) and (c) hereof "delivery" shall mean:

               (i)  with respect to a certificated security:

                    (A) the Indenture Trustee acquires possession thereof;

                    (B) another person (other than a securities intermediary)
               either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

                    (C) a securities intermediary acting on behalf of the
               Indenture Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Trustee by an effective endorsement;

               (ii) with respect to an uncertificated security:

                    (A) the Issuer registers the Indenture Trustee as the Note
               Owner, upon original issue or registration of transfer; or

                    (B) another person (other than a securities intermediary)
               either becomes the Note Owner thereof on behalf of the Indenture Trustee or, having previously become the Note Owner, acknowledges that it holds for the Indenture Trustee;

          (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

               (i)  "certificated security"

               (ii) "effective endorsement"

               (iii)  "entitlement holder"

               (iv)   "instrument"

               (v)    "securities account"

               (vi)   "securities entitlement"

               (vii)  "securities intermediary"

               (viii) "uncertificated security"

"Department" shall mean the United States Department of Education, an agency of the federal government.

"Depositor" shall mean Education Funding Capital I, LLC.

"Depositor Eligible Lender Trust Agreement" shall mean the Eligible Lender Trust Agreement dated as of May 1, 2002 between the Depositor and the Depositor Eligible Lender Trustee.

"Depositor Eligible Lender Trustee" shall mean Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, not in its individual capacity but solely Depositor Eligible Lender Trustee under the Depositor Eligible Lender Trust Agreement.

"Depositor Transfer and Sale Agreement" shall mean the Transfer and Sale Agreement dated as of May 1, 2002 among the Depositor, the Depositor Eligible Lender Trustee, the Issuer and the Trust Eligible Lender Trustee.

"Derivative Payment Date" shall mean, with respect to a Derivative Product, any date specified in such Derivative Product on which both or either of the Issuer Derivative Payment and/or a Counterparty Derivative Payment is due and payable under such Derivative Product.

"Derivative Product" shall mean a written contract or agreement between the Issuer and a Counterparty that provides that the Issuer's obligations thereunder will be conditioned on the absence of (i) a failure by the Counterparty to make any payment required thereunder when due and payable, or (ii) a default thereunder with respect to the financial status of the Counterparty, and:

     (a) under which the Issuer is obligated to pay (whether on a net payment basis or otherwise) on one or more scheduled and specified Derivative Payment Dates, the Issuer Derivative Payments in exchange for the Counterparty's obligation to pay (whether on a net payment basis or otherwise), or to cause to be paid, to the Issuer, Counterparty Derivative Payments on one or more scheduled and specified Derivative Payment Dates in the amounts set forth in the Derivative Product;

     (b) for which the Issuer's obligation to make Issuer Derivative Payments may be secured by a pledge of and lien on the Trust Estate on an equal and ratable basis with any class of the Issuer's Outstanding Notes and which Issuer Derivative Payments may be equal in priority with any priority classification of the Issuer's Outstanding Notes; and

     (c) under which Counterparty Derivative Payments are to be made directly to the Indenture Trustee for deposit into the Revenue Fund.

"Derivative Value" shall mean the value of the Derivative Product, if any, to the Counterparty, provided that such value is defined and calculated in substantially the same manner as amounts are defined and calculated pursuant to the applicable provisions of an ISDA Master Agreement.

"Determination Date" shall mean with respect to (i) a principal payment date, 16 calendar days preceding such date and, (ii) an interest payment date, the third Business Day preceding such date.

"Directing Notes" shall mean, so long as any Series of Senior Notes are Outstanding, the Senior Notes, and thereafter, the Subordinate Notes.

"Eligible Deposit Account" shall mean either (a) a segregated account with a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) that has either a long-term unsecured debt rating of A2 by Moody's and AA by Fitch or a short-term unsecured debt rating of Prime-1 by Moody's and F2 by Fitch, and whose deposits are insured by the Federal Deposit Insurance Corporation; or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) having corporate trust powers and acting as trustee for funds deposited in the account, so long as any unsecured notes of the depository institution have an investment grade credit rating from each Rating Agency.

"Eligible Investments" shall mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form that evidence:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest short-term and long-term investment category granted thereby;

          (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest short-term and long-term investment category granted thereby;

          (d) investments in money market funds having a rating from Moody's and each of the other Rating Agencies rating such fund, in the highest short-term investment category granted thereby (including funds for which the Indenture Trustee, the Servicer or the Trust Eligible Lender Trustee or any of their respective Affiliates is investment manager or advisor);

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above;

          (g) any other investment permitted by each of the Rating Agencies as set forth in a written notice delivered to the Indenture Trustee.

No obligation will be considered to be rated in the highest investment category if it has an "r" highlighter affixed to its rating. Eligible Investments shall not include interest-only securities or securities purchased at a premium over par.

"Eligible Lender" shall mean any "Eligible Lender" as defined in the Act that has received an eligible lender designation from the Secretary with respect to Student Loans made under the Act.

"Eligible Lender Trust Agreements" shall mean collectively the Seller Eligible Lender Trust Agreement, the Depositor Eligible Lender Trust Agreement and the Co-Owner Eligible Lender Trust Agreement.

"Event of Bankruptcy" shall mean (a) the Issuer shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall have made a general assignment for the benefit of creditors, or shall have declared a moratorium with respect to its debts or shall have failed generally to pay its debts as they become due, or shall have taken any action to authorize any of the foregoing; or (b) an involuntary case or other proceeding shall have been commenced against the Issuer seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, provided such action or proceeding is not dismissed within 60 days.

"Events of Default" shall have the meaning set forth in Article V of the Indenture.

"Federal Guarantor" shall mean a state or private non-profit guarantor that guarantees the payment of principal of and interest on any of the Financed Student Loans, which agency is reinsured by the Department under the Act for between (x) 80% and 100% of the amount of default claims paid by such Federal Guarantor for a given federal fiscal year for loans disbursed prior to October 1, 1993, for 78% to 98% of default claims paid for loans disbursed on or after October 1, 1993 but prior to October 1, 1998 any (y) 75% to 95% of the amount of default claims paid to by such Federal Guarantor for a given federal fiscal year for loans disbursed on or after October 1, 1998 and for 100% of death, disability, bankruptcy, closed school and false certification claims paid.

"FFEL Program" shall mean the Federal Family Education Loan Program established by the Act pursuant to which loans are made to borrowers pursuant to certain guidelines, and the repayment of such loans is guaranteed by a Guaranty Agency, and any predecessor or successor program.

"FFELP Loan" shall mean a Student Loan made under the FFEL Program.

"Financed" or "Financing," when used with respect to Student Loans, shall mean or refer to Student Loans (a) acquired by the Issuer with balances in the Acquisition Fund or otherwise deposited in or accounted for in the Acquisition Fund or otherwise constituting a part of the Trust Estate and (b) Student Loans substituted or exchanged for Financed Student Loans, but does not include Student Loans released from the lien of the Indenture and sold or transferred, to the extent permitted by the Indenture.

"Financed Student Loans" shall mean (1) Student Loans that, as of any date of determination, have been conveyed to the Issuer; and (2) any Student Loans that the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan; provided, however, that each Financed Student Loan shall be a FFELP Loan unless the Issuer has obtained a Rating Confirmation regarding the acquisition of non-FFELP Loans.

"Fiscal Year" shall mean the fiscal year of the Issuer as established from time to time.

"Fitch" shall mean Fitch Ratings or any successor thereto.

"Funds" shall mean the funds established pursuant to Section 4.01(a) of the Indenture.

"Guarantee" or "Guaranteed" shall mean, with respect to an Student Loan, the insurance or guarantee by the Guaranty Agency pursuant to such Guaranty Agency's Guarantee Agreement of the maximum percentage of the principal of and accrued interest on such Student Loan allowed by the terms of the Act with respect to such Student Loan at the time it was originated and the coverage of such Student Loan by the federal reimbursement contracts, providing, among other things, for reimbursement to the Guaranty Agency for payments made by it on defaulted Student

Loans insured or guaranteed by the Guaranty Agency of at least the minimum reimbursement allowed by the Act with respect to a particular Student Loan.

"Guaranty Agency" shall mean any entity authorized to guarantee student loans under the Act and with which the Indenture Trustee maintains a Guarantee Agreement.

"Guarantee Agreements" shall mean a guaranty or lender agreement between the Indenture Trustee and any Guaranty Agency, and any amendments thereto.

"Guarantee Payment" shall mean any payment made by a Federal Guarantor pursuant to a Guarantee Agreement in respect of a Student Loan.

"Highest Priority Obligations" shall mean, (a) at any time when Senior Obligations are Outstanding, the Senior Obligations, and (b) at any time when no Senior Obligations are Outstanding, the Subordinate Obligations.

"Indenture" shall mean the Indenture of Trust dated as of May 1, 2002 among the Issuer, the Trust Eligible Lender Trustee and the Indenture Trustee, as amended and supplemented from time to time.

"Indenture Trustee" shall mean Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, not in its individual capacity but solely as Indenture Trustee under the Indenture.

"Independent" shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

"Initial Purchaser" shall mean, with respect to a Series of Notes, the initial purchaser of such Notes, which initial purchaser shall be identified in the Supplemental Indenture authorizing the issuance of such Notes.

"Insurance" or "Insured" or "Insuring" shall mean, with respect to a Student Loan, the insuring by the Secretary under the Act (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Act) of 100% of the principal of and accrued interest on such Student Loan.

"Interest Benefit Payment" shall mean an interest payment on Student Loans received pursuant to the Act and an agreement with the federal government, or any similar payments.

"Interest Fund" shall mean the Fund bearing that name established pursuant to
Section 4.01(a) of the Indenture, including any Accounts and subaccounts created therein.

"Interest Subsidy Payments" shall mean payments, designated as such, consisting of interest subsidies by the Department in respect of Financed Student Loans that were originated under the Act to the Trust Eligible Lender Trustee on behalf of the Trust in accordance with the Act.

"ISDA Master Agreement" shall mean the ISDA Interest Rate and Currency Exchange Agreement, copyright 1992, as amended from time to time, including any schedule or confirmation relating thereto, and as in effect with respect to any Derivative Product.

"Issuer" shall mean Education Funding Capital Trust-I, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

"Issuer Derivative Payment" shall mean a payment required to be made by or on behalf of the Issuer due to a Counterparty pursuant to a Derivative Product.

"Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

"Market Agent Agreement" when used with respect to any Series of Notes, shall have the meaning given to such term in the Supplemental Indenture authorizing the issuance of such Notes.

"Maturity" when used with respect to any Note, shall mean the date on which the principal thereof becomes due and payable as therein or herein provided, whether at its Stated Maturity, by earlier redemption, by declaration of acceleration, or otherwise.

"Moody's" shall mean Moody's Investors Service, Inc. and its successors and assigns.

"Note Counsel" shall mean counsel to the Issuer.

"Note Purchase Agreement" shall mean, with respect to a Series of Notes, the agreement regarding the purchase of such Notes between the Issuer and the Initial Purchaser identified in the Supplemental Indenture authorizing the issuance of such Notes.

"Note Owner" shall mean, with respect to a book-entry Note, the Person who is the owner of such book-entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

"Noteholder" shall mean, with respect to a Note, the Person in whose name a Note is registered in the Note registration books maintained by the Indenture Trustee and, with respect to a Derivative Product, the Counterparty thereunder.

"Noteholder Approval" shall have the meaning given such term in Section 5.01 of the Indenture.

"Notes" shall mean, collectively, the Senior Notes and the Subordinate Notes.

"Obligations" shall mean Senior Obligations and Subordinate Obligations.

"Operating Fund" shall mean the Fund bearing that name established pursuant to
Section 4.01(b) of the Indenture, including any Accounts and Subaccounts created therein.

"Opinion of Counsel" shall mean (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee and shall be in form and substance satisfactory to the Indenture Trustee and (ii) with respect to the Seller, the Administrator, the Servicer or a Federal Guarantor, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator, the Servicer or such Federal Guarantor, which counsel shall be acceptable to the Indenture Trustee, the Trust Eligible Lender Trustee or the Rating Agencies, as applicable.

"Outstanding Amount" or "Outstanding" shall mean the aggregate principal amount of all Notes outstanding at the date of determination.

"Owner" means the Depositor and each of its successors in interest as beneficiaries of the Trust pursuant to Article III of the Trust Agreement.

"Ownership Percentage" with respect to an Owner means the proportion (expressed as a percentage) of the beneficial interest in the Trust held by such Owner.

"Owner Trustee" shall mean the Wilmington Trust Company, not in its individual capacity, but solely as trustee of the Trust under the Trust Agreement.

"Parity Percentage" means the ratio of the Value of the Trust Estate, less accrued interest and fees with respect to all Notes, to the principal amount of all Notes then Outstanding.

"Payment Date" shall mean, for any Note, any interest payment date, its Stated Maturity or the date of any other regularly scheduled principal payment with respect thereto.

"Person" shall mean any individual, corporation, estate, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

"Physical Property" shall have the meaning given such term in the definition of "Delivery".

"Principal Fund" shall mean the Fund bearing that name established pursuant to
Section 4.01(a) of the Indenture, including any Accounts and subaccounts created therein.

"Program" shall mean the Issuer's program for the purchase of Student Loans, as the same may be modified from time to time.

"Program Expenses" shall mean (a) the fees and expenses of the Indenture Trustee, the Owner Trustee and the Co-Owner Trustee; (b) the fees and expenses of any auction agent, any market agent, any calculation agent and any broker-dealer then acting under a Supplemental Indenture with respect to auction rate Notes; (c) the fees and expenses of any remarketing agent then acting under a Supplemental Indenture with respect to variable rate Notes; (d) the fees and expenses due to any credit provider of any Notes for which a credit facility or liquidity facility is in place; (e) the fees of the Administrator, the Servicer and/or Custodian under the Administration Agreement and any servicing agreement or custodian agreement; (f) the fees and expenses of the Issuer incurred in connection with the preparation of legal opinions and other authorized reports or statements attributable to the Notes and the Financed Student Loans; (g) transfer fees, purchase premiums, loan origination fees and Consolidation Loan rebate fees on Financed Student Loans; (h) fees and expenses associated with the delivery of a substitute credit facility or liquidity facility under a Supplemental Indenture; (i) fees and expenses associated with (but not payments under) Derivative Products; (j) the costs of remarketing any variable rate Notes and (k) expenses incurred for the Issuer's maintenance and operation of its Program as a direct consequence of the Indenture, the Notes or the Financed Student Loans; including, but not limited to, taxes, the reasonable fees and expenses of attorneys, agents, financial advisors, consultants, accountants and other professionals, attributable to such maintenance and operation, marketing expenses for the Program and a prorated portion of the rent, personnel compensation, office supplies and equipment, travel expenses and other lawful payments made to the Owner Trustee and Co-Owner Trustee.

"Rating" shall mean one of the rating categories of Fitch and Moody's or any other Rating Agency, provided Fitch and Moody's or any other Rating Agency, as the case may be, is currently rating the Notes.

"Rating Agency" shall mean Moody's and Fitch. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Trust Eligible Lender Trustee and the Servicer.

"Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have issued a Rating Confirmation.

"Rating Confirmation" shall mean, as of any date, a letter from each Rating Agency then providing a Rating for any of the Notes, confirming that the action proposed to be taken by the Issuer will not, in and of itself, result in a downgrade of any of the Ratings then applicable to the Notes, or cause any Rating Agency to suspend or withdraw the Ratings then applicable to the Notes.

"Recoveries of Principal" shall mean all amounts received by the Indenture Trustee from or on account of any Financed Student Loan as a recovery of the principal amount thereof, including scheduled, delinquent and advance payments, payouts or prepayments, proceeds from insurance or from the sale, assignment, transfer, reallocation or other disposition of a Financed Student

Loan and any payments representing such principal from the guarantee or insurance of any Financed Student Loan.

"Regulations" shall mean the Regulations promulgated from time to time by the Secretary or any Guaranty Agency guaranteeing Financed Student Loans.

"Required Parity Percentage" with respect to any Series of Notes shall have the meaning given to such term in the Supplemental Indenture pursuant to which such Series of Notes was issued.

"Required Senior Parity Percentage" with respect to any Series of Notes shall have the meaning given to such term in the Supplemental Indenture pursuant to which such Series of Notes was issued.

"Reserve Fund" shall mean the Fund bearing that name established pursuant to
Section 4.01(a) of the Indenture, including any Accounts and Subaccounts created therein.

"Reserve Fund Requirement" shall mean an amount, if any, required to be on deposit in the Reserve Fund with respect to any Notes pursuant to the Supplemental Indenture authorizing the issuance of such Notes.

"Responsible Officer" with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office of the Indenture Trustee, including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Revenue" or "Revenues" shall mean all Recoveries of Principal, payments, proceeds, charges and other income received by the Indenture Trustee or the Issuer from or on account of any Financed Student Loan (including scheduled, delinquent and advance payments of and any insurance proceeds with respect to, interest, including Interest Benefit Payments, on any Financed Student Loan and any Special Allowance Payment received by the Issuer with respect to any Financed Student Loan) and all interest earned or gain realized from the investment of moneys in any Fund or Account and all payments received by the Issuer pursuant to a Derivative Product.

"Revenue Fund" shall mean the Fund bearing that name established pursuant to
Section 4.01(a) of the Indenture, including any Accounts and subaccounts created therein.

"Revolving Period" shall mean a period determined by the Issuer subject to the Rating Agency Condition.

"Schedule of Financed Student Loans" shall means the schedule of Student Loans attached as Schedule A to each Student Loan Acquisition Certificate.

"Secretary" shall mean the Secretary of the Department, or any successor to the functions thereof under the Act.

"Securities Act" shall mean the federal Securities Act of 1933, as amended.

"Securities Depository" or "Depository" shall mean The Depository Trust Company and its successors and assigns or if, (a) the then Securities Depository resigns from its functions as depository of the Notes or (b) the Issuer discontinues use of the Securities Depository, any other securities depository that agrees to follow the procedures required to be followed by a securities depository in connection with the Notes and that is selected by the Issuer with the consent of the Indenture Trustee.

"Securities Exchange Act" shall mean the federal Securities Exchange Act of 1934, as amended.

"Seller" shall mean Education Lending Group, Inc., in its capacity as seller of the Financed Student Loans under the Seller Transfer and Sale Agreement.

"Seller Eligible Lender Trust Agreement" shall mean the Eligible Lender Trust Agreement dated as of May 1, 2002 between the Seller and the Seller Eligible Lender Trustee.

"Seller Eligible Lender Trustee" shall mean Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, not in its individual capacity but solely Seller Eligible Lender Trustee under the Seller Eligible Lender Trust Agreement.

"Seller Transfer and Sale Agreement" shall mean Transfer and Sale Agreement dated as of May 1, 2002 among the Seller, the Seller Eligible Lender Trustee, the Depositor and the Depositor Eligible Lender Trustee.

"Senior Notes" shall mean all Notes secured on a priority senior to the Subordinate Obligations and other borrowings of the Issuer, if any, secured hereby.

"Senior Obligations" shall mean Senior Notes and any Derivative Product, the priority of payment of which is equal with that of Senior Notes.

"Senior Parity Percentage" means the ratio of the Value of the Trust Estate, less accrued interest and fees with respect to all Senior Notes, to the principal amount of all Senior Notes then Outstanding.

"Series" shall mean a series of Notes to which all the same terms and conditions apply and which can be identified by its own alpha-numeric designation (e.g. "A-1") and which is so designated in the Supplement Indenture authorizing the issuance of such Notes.

"Servicer" shall mean Grad Partners, Inc., in its capacity as servicer of the Financed Student Loans, or any permitted successor Servicer, under the Servicer Agreement.

"Servicer Default" shall mean an event specified as such in the applicable Servicing Agreement.

"Servicer Report" shall contain the information specified in Exhibit A-1 to the Servicing Agreement.

"Servicing Agreement" shall mean the servicing agreement with the Servicer relating to Financed Student Loans, as amended from time to time.

"Servicing Fee" has the meaning specified in the applicable Servicing Agreement.

"Special Allowance Payments" shall mean payments, designated as such, consisting of effective interest subsidies by the Department to the Trust Eligible Lender Trustee on behalf of the Trust in accordance with the Act in respect of the Financed Student Loans that were originated under the Act.

"Stated Maturity" shall mean the date specified in the Notes as the fixed date on which principal of such Notes is due and payable.

"Student Loan" shall mean an agreement to repay a disbursement of money to or on behalf of an eligible student, evidenced by a Borrower Note and, with respect to Guaranteed Student Loans, guaranteed in accordance with the policies and procedures of a Federal Guarantor.

"Student Loan Acquisition Certificate" shall mean a certificate signed by an Authorized Officer of the Issuer in substantially the form attached as Exhibit A to the Indenture.

"Subaccount" shall mean any of the subaccounts that may be created and established within any Account or Fund by the Indenture.

"Subordinate Notes" shall mean any Notes secured on a priority subordinate to the Senior Obligations but on a priority senior to any other borrowings of the Issuer, if any, secured hereby.

"Subordinate Obligations" shall mean Subordinate Notes and any Derivative Product, the priority of payment of which is equal with that of Subordinate Notes.

"Subservicer" shall mean Great Lakes Higher Education Servicing Corporation, in its capacity as Subservicer of the Financed Student Loans, and/or any other permitted Subservicer, under the Servicer Agreement.

"Subservicing Agreement" shall mean any agreement entered into between the Servicer and a Subservicer containing the terms under which the Subservicer shall service, and otherwise act with respect to, all or certain of the Financed Student Loans.

"Supplemental Indenture" shall mean an agreement supplemental to the Indenture, executed pursuant to Article VII of the Indenture.

"Transfer and Sale Agreements" shall mean collectively the Seller Transfer and Sale Agreement and the Depositor Transfer and Sale Agreement.

"Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

"Trust" shall mean Education Funding Capital Trust-I, formed pursuant to the Trust Agreement.

"Trust Accounts" shall have the meaning set forth in Section 2(c) of the Administration Agreement.

"Trust Account Property" shall mean the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Fund and the Revenue Fund and all proceeds of the foregoing.

"Trust Agreement" shall mean the Trust Agreement dated as of May 9, 2002 among the Depositor, the Owner Trustee and the Co-Owner Trustee, as amended and restated in its entirety by the Amended and Restated Trust Agreement dated as of May 9, 2002 among the Depositor, the Owner Trustee and the Co-Owner Trustee, and acknowledged and agreed to by the Trust Eligible Lender Trustee, as the same may be further amended from time to time.

"Trust Certificate" means a certificate evidencing the Ownership Percentage of an Owner in substantially the form as Exhibit A to the Trust Agreement.

"Trust Eligible Lender Trustee" shall mean Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, not in its individual capacity but solely as Trust Eligible Lender Trustee under the Co-Owner Eligible Lender Trust Agreement.

"Trust Estate" shall mean all right, title and interest of the Trust (or the Co-Owner Trustee or Trust Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article I of the Depositor Transfer and Sale Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Trust pursuant to the Depositor Transfer and Sale Agreement, the Servicing Agreement and the Administration Agreement.

"Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

"UCC" shall mean, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

"Value" on any calculation date when required under the Indenture shall mean the value of the Trust Estate calculated by the Issuer as to (a) below and by the Indenture Trustee as to (b) through (e), inclusive, below, as follows:

     (a) with respect to any Student Loan, the unpaid principal amount thereof, accrued but unpaid interest, Interest Benefit Payments and Special Allowance Payments, if applicable, less the unguaranteed portion of Student Loans in claims status;

     (b) with respect to any funds of the Issuer held under the Indenture and on deposit in any commercial bank or as to any banker's acceptance or repurchase agreement or investment contract, the amount thereof plus accrued but unpaid interest;

     (c) with respect to any Eligible Investments of an investment company, the bid price of the shares as reported by the investment company plus accrued but unpaid interest;

     (d) as to investments the bid and asked prices of which are published on a regular basis in The Wall Street Journal (or, if not there, then in The New York Times), the average of the bid and asked prices for such investments so published on or most recently prior to such time of determination; and

     (e) as to investments the bid and asked prices of which are not published on a regular basis in The Wall Street Journal or The New York Times:
          (i) the lower of the bid prices at such time of determination for such investments by any two nationally recognized government securities dealers (selected by the Issuer in its absolute discretion) at the time making a market in such investments or (ii) the bid price published by a nationally recognized pricing service.

================================================================================

                                2002-1 Series A&B
                         Supplemental Indenture of Trust

                                 by and between

                        Education Funding Capital Trust-I

                                       and

                                Fifth Third Bank,
                              as Indenture Trustee

                                       and

                                Fifth Third Bank,
                        as Trust Eligible Lender Trustee

                           Authorizing the Issuance of

                                  $525,000,000
                        Education Funding Capital Trust-I
                    Auction Rate Education Loan Backed Notes
                                2002-1 Series A&B

                             Dated as of May 1, 2002

================================================================================

                                Table of Contents

                                    Article I

                         Definitions and Use of Phrases

                                   Article II

                         2002-1 Series A&B Note Details,
                        Form of 2002-1 Series A&B Notes,
                      Redemption of 2002-1 Series A&B Notes
                 And Use of Proceeds of 2002-1 Series A&B Notes

Section 2.01   2002-1 Series A&B Note Details .....................................   4
Section 2.02   Redemption of the 2002-1 Series A&B Notes ..........................   6
Section 2.03   Delivery of 2002-1 Series A&B Notes ................................   8
Section 2.04   Trustee's Authentication Certificate ...............................   8
Section 2.05   Deposit of 2002-1 Series A&B Note Proceeds .........................   8
Section 2.06   Excess Reserve Fund Amounts ........................................   8
Section 2.07   Forms of 2002-1 Series A&B Notes ...................................   9
Section 2.08   Regarding Acquisition Account ......................................   9

                                   Article III

                               General Provisions

Section 3.01   Date of Execution ..................................................   9
Section 3.02   Laws Governing .....................................................   9
Section 3.03   Severability .......................................................   9
Section 3.04   Exhibits and Appendices ............................................   9

                                   Article IV

                           Applicability of Indenture

Appendix A     Certain Terms and Provisions of the Auction Rate Notes
Exhibit A-1    Form of Series A Notes
Exhibit A-2    Form of Series B Notes
Exhibit B      2002-1 Series A&B Closing Cash Flow Projections
Exhibit C      Notice of Payment Default
Exhibit D      Notice of Cure of Payment Default
Exhibit E      Notice of Proposed Change In Length of One or More  Auction Periods
Exhibit F      Notice Establishing Change in Length of One or More Auction Periods
Exhibit G      Notice of Change In Auction Date

                2002-1 Series A&B Supplemental Indenture of Trust

     This 2002-1 Series A&B Supplemental Indenture of Trust (this "Supplemental Indenture") dated as of May 1, 2002 is by and between Education Funding Capital Trust-I, a Delaware business trust (the "Issuer"), Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, as indenture trustee (the "Indenture Trustee"), and Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, as Trust Eligible Lender Trustee (the "Trust Eligible Lender Trustee"). All capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in
Article I hereof.

                              W I T N E S S E T H:

     Whereas, the Issuer has previously entered into an Indenture of Trust dated as of May 1, 2002 (the "Indenture") among the Issuer, the Indenture Trustee and the Trust Eligible Lender Trustee;

     Whereas, the Issuer desires to enter into this Supplemental Indenture in order to issue Notes pursuant to the terms of the Indenture, including Section
1.08 thereof;

     Whereas, the Issuer represents that it is duly created as a business trust under the laws of the State of Delaware and that by proper action it has duly authorized the issuance of $525,000,000 of its Auction Rate Education Loan Backed Notes, 2002-1 Series A&B, consisting of seven classes designated as Series 2002 A (the "Series A Notes") and one class designated as Series 2002 B (the "Series B Notes" and together with the Series A Notes, the "2002-1 Series A&B Notes"), and it has by proper action authorized the execution and delivery of this Supplemental Indenture;

     Whereas, the 2002-1 Series A&B Notes constitute Notes as defined in the Indenture; and

     Whereas, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth;

     Now, Therefore, it is mutually covenanted and agreed as follows:

                                    Article I

                         Definitions and Use of Phrases

     All words and phrases defined in Appendix A of the Indenture shall have the same meaning in this Supplemental Indenture, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Supplemental Indenture unless the context clearly requires otherwise:

     "2002-1 Series A&B Notes" shall mean the Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, 2002-1 Series A&B issued pursuant to this Supplemental Indenture in the aggregate principal amount of $525,000,000.

     "Authorized Denominations" shall mean $50,000 and any integral multiple thereof for the 2002-1 Series A&B Notes.

     "Date of Issuance" shall mean, with respect to the 2002-1 Series A&B Notes, May 23, 2002.

     "Initial Purchasers" shall mean William R. Hough & Co. and PNC Capital Markets, Inc.

     "Rating Agency" shall mean, collectively, Fitch Ratings and Moody's Investors Service, Inc.

     "Record Date" shall mean, with respect to each Payment Date, the Business Day immediately proceeding such Payment Date.

     "Required Parity Percentage" shall mean 100.5% so long as any 2002-1 Series A&B Notes are Outstanding; provided, however, that the Required Parity Percentage may be reduced upon receipt of a Rating Confirmation.

     "Required Senior Parity Percentage" shall mean 105% so long as any 2002-1 Series A&B Notes are Outstanding; provided, however, that the Required Senior Parity Percentage may be reduced upon receipt of a Rating Confirmation.

     "Reserve Fund Requirement" shall mean 0.5% of the 2002-1 Series A&B Notes Outstanding; provided, however, that so long as any Series A Notes or Series B Notes remain Outstanding there shall be at least $500,000 on deposit in the Reserve Fund. Further, such percentages and amounts may be changed upon satisfaction of the Rating Agency Condition.

     "Series A Notes" shall mean, collectively, the Series A-1 Notes, the Series A-2 Notes, the Series A-3 Notes, the Series A-4 Notes, the Series A-5 Notes, the Series A-6 Notes, and the Series A-7 Notes, which Series A Notes are designated as "Senior Notes" for all purposes of the Indenture.

     "Series A-1 Notes" shall mean the $75,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-1.

     "Series A-2 Notes" shall mean the $75,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-2.

     "Series A-3 Notes" shall mean the $75,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-3.

     "Series A-4 Notes" shall mean the $67,800,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-4.

     "Series A-5 Notes" shall mean the $66,500,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-5.

     "Series A-6 Notes" shall mean the $66,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-6.

     "Series A-7 Notes" shall mean the $66,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-7.

     "Series B Notes" shall mean the $33,700,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 B-1, which Series B Notes are designated as "Subordinate Notes" for all purposes of the Indenture.

     "Servicing Agreement" shall mean, collectively, (i) the Servicing Agreement dated as of May 1, 2002, as supplemented and amended from time to time, between the Issuer and the Servicer, and (ii) the Subservicing Agreement.

     "Subservicer" shall mean Great Lakes Higher Education Servicing Corporation, its successors and assigns and, subject to the Rating Agency Condition, any other subservicer designated pursuant to the Servicing Agreement.

     "Subservicing Agreement" shall mean the Subservicing Agreement dated as of May 1, 2002, as supplemented and amended from time to time, between the Servicer and the Subservicer and, subject to the Rating Agency Condition, any other subservicer designated pursuant to the Servicing Agreement.

     Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Supplemental Indenture and the Appendices hereto.

     In the event that any term or provision contained herein with respect to the 2002-1 Series A&B Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplemental Indenture shall govern.

                                   Article II

                         2002-1 Series A&B Note Details,
                        Form Of 2002-1 Series A&B Notes,
                      Redemption of 2002-1 Series A&B Notes
                 and Use of Proceeds of 2002-1 Series A&B Notes

     Section 2.01 2002-1 Series A&B Note Details. The aggregate principal amount of the 2002-1 Series A&B Notes that may be initially authenticated and delivered under this Supplemental Indenture is limited to, and shall be individually issued in eight (8) separate series consisting of $75,000,000 of Series A-1 Notes, $75,000,000 of Series A-2 Notes, $75,000,000 of Series A-3 Notes, $67,800,000 of Series A-4 Notes, $66,5000,000 of Series A-5 Notes, $66,000,000
of Series A-6 Notes, $66,000,000 of Series A-7 Notes, and $33,700,000 of Series B Notes, except for 2002-1 Series A&B Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Section 1.03 of the Indenture. The 2002-1 Series A&B Notes shall be issuable only as fully registered notes in the Authorized Denominations. The Series A Notes shall be designated "Series 2002 A-1", "Series 2002 A-2", "Series 2002 A-3", "Series 2002 A-4", "Series 2002 A-5", "Series 2002 A-6", and "Series 2002 A-7" and the Notes of each Series shall be numbered separately from 1 upwards. The Series B Notes shall be designated "Series 2002 B-1" and shall be numbered separately from 1 upwards.

     The 2002-1 Series A&B Notes (collectively, the "Auction Rate Notes") shall be dated their Date of Issuance and shall bear interest from their Date of Issuance, payable on each Payment Date (as defined in Appendix A to this Supplemental Indenture), except that Auction Rate Notes that are issued upon transfer, exchange or other replacement shall bear interest from the most recent Payment Date to which interest has been paid, or if no interest has been paid, from the date of the Auction Rate Notes. The 2002-1 Series A&B Notes shall mature on June 1, 2042. Interest on the Auction Rate Notes shall be computed on the basis of a 360-day year and actual days elapsed. The terms of and definitions related to the Auction Rate Notes are found in Article I hereof and Appendix A to this Supplemental Indenture. No premium payments shall be paid on the 2002-1 Series A&B Notes issued under this Supplemental Indenture.

     The principal of the 2002-1 Series A&B Notes due at its Stated Maturity or redemption in whole shall be payable at the Corporate Trust Office of the Indenture Trustee, or such other location as directed by the Indenture Trustee, or at the principal office of its successor in trust upon presentation and surrender of the 2002-1 Series A&B Notes. Payment of interest and principal paid subject to a redemption on any 2002-1 Series A&B Note shall be made to the Noteholder thereof by check or draft mailed on the Payment Date by the Indenture Trustee to the Noteholder at his address as it last appears on the registration books kept by the Indenture Trustee at the close of business on the Record Date for such Payment Date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Noteholder thereof at the close of business on the Record Date and shall be payable to the Noteholder thereof at the close of business on a special record date (a "Special Record Date") for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Indenture Trustee whenever moneys become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Noteholders of the 2002-1 Series A&B Notes not less than ten (10) days prior thereto by first-class mail to each such Noteholder as shown on the Indenture Trustee's registration books on the date selected by the Indenture Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Payment of interest to the Securities Depository or its nominee shall, and at the written request addressed to the Indenture Trustee of any other Noteholder owning at least $1,000,000 principal amount of the 2002-1 Series A&B Notes, payments of interest shall, be paid by wire transfer within the United States to the bank account number filed no later than the Record Date or Special Record Date with the Indenture Trustee for such purpose. All payments on the 2002-1 Series A&B Notes shall be made in lawful money of the United States of America.

     (a) Except as otherwise provided in this Section, the Series A-1 Notes, Series A-2 Notes, Series A-3 Notes, Series A-4 Notes, Series A-5 Notes, Series A-6 Notes, Series A-7 Notes and Series B Notes in the form of one global note for each Series shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Series A Note and Series B Note shall be registered in the name of CEDE & CO., as the nominee of The Depository Trust Company. Except as provided in subsection
(d) of this Section, the Series A Notes and Series B Notes may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Issuer or to a nominee of such successor Securities Depository. Each global note shall bear a legend substantially to the following effect:
"Except as otherwise provided in the Indenture, this global note may be transferred, in whole but not in part, only to another nominee of the Securities Depository (as defined in the Indenture) or to a successor Securities Depository or to a nominee of a successor Securities Depository."

     (b) Except as otherwise provided herein, the Issuer and the Indenture Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Series A Notes and Series B Notes, (ii) the delivery to any Agent Member, beneficial owner of the Series A Notes and Series B Notes or other Person, other than the Securities Depository, of any notice with respect to the Series A Notes and Series B Notes or (iii) the payment to any Agent Member, beneficial owner of the Series A Notes and Series B Notes or other Person, other than the Securities Depository, of any amount with respect to the principal of or interest on the Series A Notes and Series B Notes. So long as the certificates for the Series A Notes and Series B Notes issued under this Supplemental Indenture are not issued pursuant to subsection
(c) of this Section the Issuer and the Indenture Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Series A Notes and Series B Notes for all purposes whatsoever, including, without limitation, (A) the payment of principal of and interest on such Series A Notes and Series B Notes, (B) giving notices of redemption and other matters with respect to such Series A Notes and Series B Notes and (C) registering transfers with respect to such Series A Notes and Series B Notes. In connection with any notice or other communication to be provided to the Noteholders pursuant to this Supplemental Indenture by the Issuer or the Indenture Trustee with respect to any consent or other action to be taken by the Noteholders, the Issuer or the Indenture Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of the Series A Notes and Series B Notes, give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Noteholder.

     (c) If at any time the Securities Depository notifies the Issuer and the Indenture Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Series A Notes and Series B Notes or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, subsections (a) and (b) of this Section shall no longer be applicable and the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Series A Notes and Series B Notes as provided below. In addition, the Issuer may determine at any time that the Series A Notes and Series B Notes shall no longer be represented by global certificates and that the provisions of subsections (a) and (b) of this Section shall no longer apply to the Series A Notes and Series B Notes. In such event, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Series A Notes and Series B Notes as provided below. Certificates for the Series A Notes and Series B Notes issued in exchange for a global certificate pursuant to this subsection shall be registered in such names and authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct in writing to the Issuer and the Indenture Trustee, and upon which written instructions the Indenture Trustee may rely without investigation. The Indenture Trustee shall promptly deliver such certificates representing the Series A Notes and Series B Notes to the Persons in whose names such Notes are so registered.

     Section 2.02 Redemption of the 2002-1 Series A&B Notes.

     (a) Mandatory Redemption. If on any Determination Date the Parity Percentage is not equal to at least the Required Parity Percentage, the 2002-1 Series A&B Notes are subject to mandatory redemption, in whole or in part, on any interest Payment Date from Revenues on deposit in the Principal Fund; provided, however, that during any Revolving Period, upon Issuer Order, after any transfer to the Operating Fund in respect of Program Expenses and after the transfers required by Sections 4.03(b)(i) through (v) of the Indenture, moneys remaining on deposit in the Revenue Fund shall be transferred to the Acquisition Fund and used for the acquisition or origination of other Student Loans.

     The 2002-1 Series A&B Notes are also subject to mandatory redemption, in whole or in part, on any interest Payment Date, from Revenues representing Recoveries of Principal on deposits in the Principal Fund. Series B Notes shall only be redeemed to the extent that after such payment the Senior Parity Percentage shall not be less than the Required Senior Parity Percentage.

     (b) Optional Redemption of 2002-1 Series A&B Notes. The 2002-1 Series A&B Notes are subject to redemption, in whole or in part, at the option of the Issuer on any regularly scheduled interest Payment Date. Moneys in the Principal Fund which were transferred to the Principal Fund pursuant to Section 4.03(b)(ix) of the Indenture may be used by the Issuer for optional redemption of the Series 2002-1 Series A&B Notes. Carryover amounts and interest on the carryover amounts will be paid prior to any optional redemption of 2002-1 Series A&B Notes. To the extent funds are available in the Interest Fund to pay carryover amounts and interest on carryover amounts on any Payment Date, such funds will be allocated first to pay carryover amounts and interest on carryover amounts on 2002-1 Series A&B Notes subject to mandatory redemption on such Payment Date. Any carryover amount and interest on the carryover amount not paid on the date a 2002-1 Series A&B Note is redeemed pursuant to mandatory redemption will be cancelled and not paid on that Note on any subsequent date.

     (c) Redemption Price. Any 2002-1 Series A&B Notes redeemed pursuant to
Section 2.02(a) or (b) hereof shall be redeemed at a price equal to the principal balance of such Notes plus accrued interest to the date of redemption.

     (d) Limitation of Redemption of Series B Notes. The Series B Notes that are otherwise subject to optional or mandatory redemption shall be redeemed only if, as of the date of selection of Series B Notes for redemption and after giving effect to such redemption, the Senior Parity Percentage will be equal to at least the Required Senior Parity Percentage, and the Parity Percentage will be equal to at least the Required Parity Percentage.

     (e) Redemption of Additional Series of Notes. The Issuer shall determine in a Supplemental Indenture the redemption provisions applicable to additional series of notes issued under such Supplemental Indenture. The Issuer may determine to redeem such additional series of notes before redeeming the 2002-1 Series A&B Notes.

     (f) Notice of Redemption. The Indenture Trustee shall cause notice of any redemption to be given by mailing a copy of the notice by first-class mail to the Auction Agent and the Noteholder of any 2002-1 Series A&B Notes designated for redemption in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 12 days prior to the redemption date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of such 2002-1 Series A&B Notes for which no such failure or defect occurs.

     (g) Partial Redemption. If less than all of the 2002-1 Series A&B Notes are to be redeemed or purchased pursuant to Section 2.02(a) or (b) hereof, the Series of Notes to be redeemed shall be determined by the Issuer; provided, however, in the absence of any direction by the Issuer, the Series of Notes to be redeemed shall be selected first from the Series B Notes to the extent permitted hereby and, thereafter, in descending numerical order of the series designation (beginning with the Series A-7 Notes); provided, however, that the Issuer shall not direct the Indenture Trustee to redeem any Series of Notes prior to the expiration of the Initial Period (as defined in Appendix A to this Supplemental Indenture) applicable to that Series. If less than all Outstanding Notes of any Series of 2002-1 Series A&B Notes are to be redeemed, the particular Notes of that Series to be redeemed will be determined by lot in such manner as the Indenture Trustee shall determine. In case a 2002-1 Series A&B
Note is of a denomination larger than an Authorized Denomination, a portion of such Note (in an Authorized Denomination) may be redeemed. Upon surrender of any 2002-1 Series A&B Note for redemption in part only, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver to the Noteholder thereof, the cost of which shall be paid by the Issuer, a new 2002-1 Series A&B Note or 2002-1 Series A&B

Notes of the same Series, maturity and of Authorized Denominations, in an aggregate principal amount equal to the unredeemed portion of the 2002-1 Series A&B Note surrendered.

     Section 2.03 Delivery of 2002-1 Series A&B Notes. Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the 2002-1 Series A&B Notes and deliver the 2002-1 Series A&B Notes to The Depository Trust Company; provided, however, prior to the delivery by the Indenture Trustee of any of the 2002-1 Series A&B Notes, there shall have been filed with or delivered to the Indenture Trustee the following:

          (a) An Issuer Order authorizing the execution and delivery of this Supplemental Indenture and the issuance of the 2002-1 Series A&B Notes.

          (b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture.

          (c) Rating letters from each Rating Agency confirming (i) that the Series A Notes have been rated "Aaa" by Moody's and "AAA" by Fitch and (ii) that the Series B Notes have been rated "A3" by Moody's and "A" by Fitch.

     Section 2.04 Trustee's Authentication Certificate. The Indenture Trustee's authentication certificate upon the 2002-1 Series A&B Notes shall be substantially in the forms provided in Exhibits A-1and A-2. No 2002-1 Series A&B Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Indenture Trustee at the written direction of the Issuer; and such certificate of the Indenture Trustee upon any 2002-1 Series A&B Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder. The Indenture Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Indenture Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the 2002-1 Series A&B Notes issued hereunder.

     Section 2.05 Deposit of 2002-1 Series A&B Note Proceeds. Upon the issuance and delivery of the 2002-1 Series A&B Notes, the Indenture Trustee shall deposit the net proceeds thereof (i.e., net of Initial Purchasers' discount of $1,575,000):

     (a) an amount equal to $509,100,000 shall be deposited to the Acquisition Fund;

     (b)  an amount equal to $2,625,000 shall be deposited to the Reserve Fund;
and

     (c) an amount equal to $11,700,000 shall be deposited to the Capitalized Interest Fund.

     Section 2.06 Excess Reserve Fund Amounts.

     On any date on which the amount on deposit in the Reserve Fund exceeds the Reserve Fund Requirement, the Indenture Trustee, at the direction of the Administrator, shall transfer such excess from the Reserve Fund to the Revenue Fund for application on the next Payment Date.

     Section 2.07 Forms of 2002-1 Series A&B Notes. The 2002-1 Series A&B Notes shall be in substantially the form set forth in Exhibit A-1 and A-2 hereto, each with such variations, omissions and insertions as may be necessary.

     Section 2.08 Regarding Acquisition Account. The Indenture Trustee shall transfer to the Revenue Fund all moneys remaining in the Acquisition Fund immediately after July 31, 2002; provided, however, that the transfer of such moneys may be delayed upon receipt of a Rating Confirmation with respect to such delay. Student Loans purchased with moneys in the Acquisition Fund after the Date of Issuance shall only be used to acquire Federal Consolidation Loans originated after January 1, 2000 with characteristics similar to the Student Loans acquired on the Date of Issuance, including the underlying Stafford Loans being consolidated into Consolidation Loans which in the aggregate consist of 45% Subsidized Stafford Loans and 55% Unsubsidized Stafford Loans.

                                   Article III

                               General Provisions

     Section 3.01 Date of Execution. This Supplemental Indenture for convenience and for the purpose of reference is dated as of May 1, 2002.

     Section 3.02 Laws Governing. It is the intent of the parties hereto that this Supplemental Indenture shall in all respects be governed by the laws of the State of Ohio.

     Section 3.03 Severability. If any covenant, agreement, waiver, or part thereof in this Supplemental Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Supplemental Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Supplemental Indenture shall be construed as if the same were not included herein.

     Section 3.04 Exhibits and Appendices. The terms of each Exhibit and Appendix attached to this Supplemental Indenture are incorporated herein in all particulars.

                                   Article IV

                           Applicability of Indenture

     The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Supplemental Indenture. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

     In Witness Whereof, the Issuer has caused this Supplemental Indenture to be executed in its name and on its behalf by the Co-Owner Trustee; the Indenture Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its name and behalf; and the Trust Eligible Lender Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its name and behalf, all in multiple counterparts, each of which shall be deemed an original, and the Issuer, the Indenture Trustee and the Trust Eligible Lender Trustee have caused this Supplemental Indenture to be dated as of the date herein above first shown, although actually executed on the dates shown in the acknowledgments hereafter appearing.

                                      Education Funding Capital Trust-I,
                                          By Fifth Third Bank, not in its
                                          individual capacity, but solely as
                                          Co-Owner Trustee on behalf of the
                                          Trust


                                          By:  /s/ Keith E. Brock
                                             -----------------------------------
                                          Name:  Keith E. Brock
                                          Title: Trust Officer


                                      FIFTH THIRD BANK, not in its individual
                                          capacity but solely as Indenture
                                          Trustee


                                      By:  /s/ Keith E. Brock
                                          --------------------------------------
                                          Name:  Keith E. Brock
                                          Title: Trust Officer


                                      FIFTH THIRD BANK, not in its individual
                                          capacity but solely as Trust Eligible
                                          Lender Trustee


                                      By:  /s/ Keith E. Brock
                                          --------------------------------------
                                          Name:  Keith E. Brock
                                          Title: Trust Officer

                                   Appendix A

                         Certain Terms and Provisions of
                             the Auction Rate Notes

                                    Article I

                                   Definitions

     Except as provided below in this Section, all terms that are defined in Appendix A of the Indenture and Article I of this Supplemental Indenture shall have the same meanings, respectively, in this Appendix A as such terms are given in the Indenture and Article I of this Supplemental Indenture. In addition, the following terms shall have the following respective meanings:

     "All Hold Rate" shall mean the Applicable LIBOR Rate less .20%; provided, that in no event shall the applicable All Hold Rate be greater than the applicable Maximum Rate.

     "Applicable LIBOR Rate" means, (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR.

     "Auction" shall mean the implementation of the Auction Procedures on an Auction Date.

     "Auction Agent" shall mean the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

     "Auction Agent Agreement" shall mean the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

     "Auction Agent Fee" has the meaning set forth in the Auction Agent
Agreement.

     "Auction Date" shall mean, initially, February 11, 2003 with respect to the Series A-1 Notes, May 13, 2003 with respect to the Series A-2 Notes, May 20, 2003 with respect to the Series A-3 Notes, August 19, 2003 with respect to the Series A-4 Notes, June 13, 2002 with respect to the Series A-5 Notes, June 20, 2002 with respect to the Series A-6 Notes, June 27, 2002 with respect to the Series A-7 Notes, and June 20, 2002 with respect to the Series B-1 Notes, and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Series, other than:

          (a) each Auction Period commencing after the ownership of the applicable Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository;

          (b) each Auction Period commencing after and during the continuance of a Payment Default; or

          (c) each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.02(h) of this Appendix A.

     "Auction Note Interest Rate" shall mean each variable rate of interest per annum borne by Auction Rate Notes for each Auction Period and determined in accordance with the provisions of Sections 2.01 and 2.02 of this Appendix A; provided, however, that in the event of a Payment Default, the Auction Note Interest Rate shall equal the applicable Non-Payment Rate; provided, further, however that such Auction Note Interest Rate shall in no event exceed the lesser of the Net Loan Rate and the Maximum Rate.

     "Auction Period" shall mean the Interest Period applicable to each Series of Auction Rate Notes during which time the Auction Note Interest Rate for such Series is determined pursuant to Section 2.02(a) of this Appendix A, which Auction Period (after the Initial Period for such Series) shall begin on an Interest Rate Adjustment Date and initially shall consist generally of 28 days for the Auction Rate Notes, as the same may be adjusted pursuant to Section 2.02(g) of this Appendix A.

     "Auction Period Adjustment" shall mean an adjustment to the Auction Period as provided in Section 2.02(g) of this Appendix A.

     "Auction Procedures" shall mean the procedures set forth in Section 2.02(a) of this Appendix A by which the Auction Rate is determined.

     "Auction Rate" shall mean the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 2.02(a)(iii)(B) of this Appendix A.

     "Auction Rate Notes" shall mean, collectively, the Series A Notes and the Series B Notes.

     "Authorized Denominations" shall mean $50,000 and any integral multiple thereof.

     "Available Auction Rate Notes" has the meaning set forth in Section 2.02(a)(iii)(A)(1) of this Appendix A.

     "Bid" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix
A.

     "Bid Auction Rate" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Bidder" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Book-Entry Form" or "Book-Entry System" shall mean a form or system under which (a) the beneficial right to principal and interest may be transferred only through a book entry, (b) physical securities in registered form are issued only to a Securities Depository or its nominee as Noteholder, with the securities "immobilized" to the custody of the Securities Depository, and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

     "Broker-Dealer" shall mean William R. Hough & Co. or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer pursuant to Section 2.02(f) of this Appendix A, and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

     "Broker-Dealer Agreements" shall mean the agreements between the Auction Agent and the Broker-Dealers, and approved by the Issuer, pursuant to which the Broker-Dealers agree to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. The Broker-Dealer Agreements shall be in substantially the form of the Broker-Dealer Agreement dated as of May 1, 2002, among the Issuer, the Auction Agent, and the Broker-Dealer.

     "Broker-Dealer Fee" has the meaning set forth in the Auction Agent
Agreement.

     "Business Day" shall mean any day other than a Saturday, Sunday, holiday or day on which banks located in the City of New York, New York, or the New York Stock Exchange, the Indenture Trustee or the Auction Agent, are authorized or permitted by law or executive order to close or such other date as may be agreed to in writing by the Auction Agent, the Broker-Dealers and the Issuer.

     "Cap Rate" shall mean, with respect to any Interest Period applicable to the Auction Rate Notes, the lesser of (i) the applicable Maximum Rate and (ii) the Net Loan Rate in effect for such Interest Period.

     "Carry-over Amount" shall mean, for any Interest Period during which interest is calculated at the Net Loan Rate, the excess, if any, of (a) the amount of interest on an Auction Rate Note that would have accrued with respect to the related Interest Period at the lesser of (i) the applicable Auction Rate and (ii) the Maximum Rate determined as if the Net Loan Rate were not a component thereof over (b) the amount of interest on such Auction Rate Note actually accrued with respect to such Auction Rate Note with respect to such Interest Period based on the Net Loan Rate, together with the unreduced portion of any such excess from prior Interest Periods; provided that any reference to "principal" or "interest" in the Indenture and the Auction Rate Notes shall not include within the meanings of such words any Carry-over Amount or any interest accrued on any Carry-over Amount.

     "Closing Date" shall mean the Date of Issuance of the Auction Rate Notes (May 23, 2002).

     "Effective Interest Rate" shall mean, with respect to any Financed Student Loan, the interest rate per annum payable by the borrower as of the last day of the calendar quarter borne by such Financed Student Loan after giving effect to any reduction in such interest rate pursuant to borrower incentives, (a) less all accrued rebate fees on such Financed Student Loan constituting Consolidation Loans paid during such calendar quarter expressed as a percentage per annum and
(b) plus all accrued Interest Benefit Payments and Special Allowance Payments applicable to such Financed Student Loan during such calendar quarter expressed as a percentage per annum.

     "Eligible Carry-Over Make-Up Amount" shall mean, with respect to each Interest Period relating to the Auction Rate Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Auction Rate Notes in respect to such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Auction Rate, together with the unreduced portion of any such excess from prior Interest Periods and (b) the aggregate Carry-over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period.

     "Existing Owner" shall mean (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Owner Registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and (b) with respect to and for the purpose of dealing with the Broker-Dealers in connection with an Auction, a Person who is a beneficial owner of Auction Rate Notes.

     "Existing Owner Registry" shall mean the registry of Persons who are owners of the Auction Rate Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

     "Hold Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Initial Auction Agent" shall mean Deutsche Bank Trust Company Americas, a New York banking corporation, and its successors and assigns.

     "Initial Auction Agent Agreement" shall mean, collectively, the Auction Agent Agreement dated as of May 1, 2002, by and among the Issuer, the Indenture Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

     "Initial Payment Dates" shall mean, with respect to the Series A-1 Notes, December 2, 2002 and February 12, 2003; with respect to the Series A-2 Notes, December 2, 2002 and May 14, 2003; with respect to the Series A-3 Notes, December 2, 2002 and May 21, 2003; with respect to the Series A-4 Notes, December 2, 2002, June 2, 2003 and August 20, 2003; with respect to the Series A-5 Notes, June 14, 2002; with respect to the Series A-6 Notes, June 21, 2002; with respect to the Series A-7 Notes, June 28, 2002 and with respect to the Series B-1 Notes, June 21, 2002.

     "Initial Period" shall mean, as to Auction Rate Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Rate Adjustment Date for such Auction Rate Notes.

     "Initial Rate" shall mean 2.58% for the Series A-1 Notes, 2.93% for the Series A-2 Notes, 2.86% for the Series A-3 Notes, 3.25% for the Series A-4 Notes, 2.05% for the Series A-5 Notes, 2.05% for the Series A-6 Notes, 2.05% for the Series A-7 Notes, and 2.15% for the Series B-1 Notes.

     "Initial Rate Adjustment Date" shall mean, with respect to the Series A-1 Notes, February 12, 2003; with respect to the Series A-2 Notes, May 14, 2003; with respect to the Series A-3 Notes, May 21, 2003; with respect to the Series A-4 Notes, August 20, 2003; with respect to the Series A-5 Notes, June 14, 2002; with respect to the Series A-6 Notes, June 21, 2002; with respect to the Series A-7 Notes, June 28, 2002; and with respect to the Series B-1 Notes, June 21, 2002.

     "Interest Period" shall mean, with respect to the Auction Rate Notes, the Initial Period and each period commencing on an Interest Rate Adjustment Date for such Series and ending on and including the day before (a) the next Interest Rate Adjustment Date for such Series or (b) the Stated Maturity of such Series, as applicable.

     "Interest Rate Adjustment Date" shall mean the date on which an Auction
Note Interest Rate is effective, and shall mean, with respect to the Auction Rate Notes, the date of commencement of each Auction Period.

     "Interest Rate Determination Date" shall mean, with respect to the Auction Rate Notes, the Auction Date, or if no Auction Date is applicable to such Series, the Business Day immediately preceding the date of commencement of an Auction Period.

     "Market Agent" shall mean William R. Hough & Co.

     "Market Agent Agreement" shall mean the Market Agent Agreement dated as of May 1, 2002 among the Market Agent, the Issuer and the Indenture Trustee, as the same may be amended from time to time.

     "Maximum Rate" means the least of (a) either (i) the Applicable LIBOR Rate plus 1.50% (if the ratings assigned by Moody's and Fitch to the Auction Rate Notes are "Aaa" and "AAA," respectively, or better) or (ii) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by Moody's and Fitch to the Auction Rate Notes is less than "Aaa" and "AAA," respectively, and greater than or equal to "A3" and "A-," respectively), or (iii) the Applicable LIBOR Rate plus 3.50% (if any one of the ratings assigned by Moody's and Fitch to the Auction Rate Notes is less than "A3" and "A-," respectively), (b) 18% and (c) the highest rate the Issuer may legally pay, from time to time, as interest on the Auction Rate Notes. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given written notice pursuant to the Auction Agent Agreement.

     "Net Loan Rate" shall mean, respect to any Interest Period applicable to the Auction Rate Notes, the rate of interest per annum (rounded to the next highest one-hundredth of one percent) equal to (a) the weighted average Effective Interest Rate of the Financed Student Loans for the calendar quarter immediately preceding such Interest Period, as determined by the Administrator on the last day of such calendar quarter, less (b) the Program Expense Percentage, as determined by the Administrator on the last day of each calendar year. In making the determinations in (a) and (b) of this definition of "Net Loan Rate," the Administrator shall take into account as an increase to such Net Loan Rate the receipt of any Reciprocal Payment and as a decrease to any Issuer Derivative Payment. The determinations made by the Administrator in (a) and (b) of this definition of "Net Loan Rate" shall be given in writing to the Auction Agent, the Indenture Trustee and the Broker-Dealers immediately upon their respective calculation dates.

     "Non-Payment Rate" shall mean One-Month LIBOR plus 1.50%.

     "One-Month LIBOR," "Three-Month LIBOR," "Six-Month LIBOR" or "One-Year LIBOR," shall mean the rate per annum fixed by the British Bankers' Association at 11:00 a.m., London time (BBA Libor rate), relating to quotations for London Interbank Offered Rates on U.S. dollar deposits for the Applicable LIBOR Based Rate, as determined by the Auction Agent or Indenture Trustee, as applicable. Such rate may be available on the Internet at www.bba.org.uk. If such a day is not a business day in London, the most recently fixed London Interbank Offered Rates on U.S. dollar deposits for the Applicable LIBOR Based Rate shall be used. If the rate is no longer available from such source, the Auction Agent or Indenture Trustee, as applicable, will ascertain the rate in good faith from such sources as it shall determine to be comparable to such source. All percentages resulting from such calculations shall be rounded upwards, if necessary, to the nearest one-hundredth of one percent.

     "Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Payment Date" shall mean, initially with respect to each series of the Notes, the applicable Initial Payment Dates and, thereafter (a) so long as a series of the Notes bears interest at an Auction Note Interest Rate for an Interest Period of not greater than 180 days, the Business Day immediately following the expiration of the related Auction Period thereafter and (b) if and for so long as a series of Notes bears interest at an Auction Note Interest Rate for an Interest Period of greater than 180 days, the first Business Day of each December and June.

     "Payment Default" shall mean, with respect to the Auction Rate Notes, (a) a default in the due and punctual payment of any installment of interest on such Auction Rate Notes, or (b) a default in the due and punctual payment of any interest on and principal of such Auction Rate Notes at their maturity.

     "Potential Owner" shall mean any Person (including an Existing Owner that is (a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Owner thereof, an additional principal amount of Auction Rate Notes).

     "Program Expense Percentage" shall mean, the percentage that all Program Expenses (other than Consolidation Loan rebate fees) estimated for the next 12 months represent of the principal amount of the Notes, which as of May 23, 2002 is 0.60%, and which the Administrator shall calculate annually on the last day of each calendar year. Any adjustment in the Program Expense Percentage shall be effective beginning on the first Interest Rate Determination Date following each such calculation.

     "Regular Record Date" shall mean, with respect to each Payment Date, the Business Day immediately preceding such Payment Date.

     "Sell Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Submission Deadline" shall mean 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which the Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Hold Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Sell Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Substitute Auction Agent" shall mean the Person with whom the Issuer and the Indenture Trustee enter into a Substitute Auction Agent Agreement.

     "Substitute Auction Agent Agreement" shall mean an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.02(e) of this Appendix A agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under this Appendix A.

     "Sufficient Bids" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Variable Rate" shall mean the variable rate of interest per annum, including the Initial Rate, borne by each Series of Auction Rate Notes during the Initial Period for such Series, and each Interest Period thereafter as such rate of interest is determined in accordance with the provisions of Article II of this Appendix A.

                                   Article II

                               Terms and Issuance

     Section 2.01 Auction Rate and Carry-Over Amounts. During the Initial Period, each Series of Auction Rate Notes shall bear interest at the Initial Rate for such Series. Thereafter, and except with respect to an Auction Period Adjustment, the Auction Rate Notes shall bear interest at an Auction Note Interest Rate based on a 28-day Auction Period for the Auction Rate Notes, as determined pursuant to this Section 2.01 and Section 2.02 of this Appendix A.

     For the Auction Rate Notes during the Initial Period and each Auction Period thereafter, interest at the applicable Auction Rate Notes Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

     The Auction Note Interest Rate to be borne by the Auction Rate Notes after such Initial Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as described below. Each such Auction Period after the Initial Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and terminate on and include (i) the second Business Day of the following fourth week in the case of the Series A-1 Notes, the Series A-2 Notes, the Series A-3 Notes and the Series A-4 Notes, and (ii) the fourth Business Day of the following fourth week in the case of the Series A-5 Notes, the Series A-6 Notes, the Series A-7 Notes and the Series B-1 Notes; provided, however, that in the case of the Auction Period that immediately follows the Initial Period for the Auction Rate Notes, such Auction Period shall commence on the Initial Rate Adjustment Date. The Auction Note Interest Rate of the Auction Rate Notes for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with
Section 2.02(a) of this Appendix A; provided that, if on any Interest Rate Determination Date, an Auction is not held for any reason, the following Business Day shall be considered the Interest Rate Determination Date and an Auction is to be held on such date. If an Auction is not held for any reason on such date, then the Auction Note Interest Rate on such Auction Rate Notes for the next succeeding Auction Period shall be the applicable Cap Rate.

     Notwithstanding the foregoing:

          (a) if the ownership of an Auction Rate Note is no longer maintained in Book-entry Form, the Auction Note Interest Rate on the Auction Rate Notes for any Interest Period commencing after the delivery of certificates representing Auction Rate Notes pursuant to this Supplemental Indenture shall equal the Cap Rate; or

          (b) if a Payment Default shall have occurred, the Auction Note Interest Rate on the Auction Rate Notes for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

     In accordance with Section 2.02(a)(iii)(B) and (C) of this Appendix A, the Auction Agent shall promptly give written notice to the Indenture Trustee and the Issuer of each Auction Note Interest Rate (unless the Auction Note Interest Rate is the applicable Non-Payment Rate) and the Maximum Rate when such rate is not the Auction Note Interest Rate, applicable to the Auction Rate Notes. The Indenture Trustee shall, upon request, notify the Noteholders and the Issuer of Auction Rate Notes of the applicable Auction Note Interest Rate applicable to such Auction Rate Notes for each Auction Period not later than the third Business Day of such Auction Period. Notwithstanding any other provision of the Auction Rate Notes or this Supplemental Indenture and except for the occurrence of a Payment Default, interest payable on the Auction Rate Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the applicable Maximum Rate in effect for such Auction Period.

     If the Auction Rate for the Auction Rate Notes is greater than the Net Loan Rate, then the Variable Rate applicable to such Auction Rate Notes for that Interest Period will be the Net Loan Rate and the Issuer shall determine the Carry-over Amount, if any, with respect to such Auction Rate Notes for such Interest Period.

     Such Carry-over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Indenture Trustee) from the Payment Date for the Interest Period with respect to which such Carry-over Amount was calculated, until paid. Any payment in respect of Carry-over Amount shall be applied, first, to any accrued interest payable thereon and, second, in reduction of such Carry-over Amount. For purposes of this Supplemental Indenture and this Appendix A, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-over Amount or any interest accrued on any such Carry-over Amount. Such Carry-over Amount shall be separately calculated for each Auction Rate Note by the Issuer during such Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Carry-over Amount as required in the next succeeding sentence. Not less than four days before the Payment Date for an Interest Period with respect to which such Carry-over Amount has been calculated by the Issuer, the Indenture Trustee shall give written notice to each Noteholder the Auction Agent and the Issuer, in the form provided by the Issuer, of the Carry-over Amount applicable to each Auction Rate Note, which written notice may accompany the payment of interest made to the Noteholder on such Payment Date. Such notice shall state, in addition to such Carry-over Amount, that, unless and until an Auction Rate Note has been redeemed (other than by optional redemption), after which all accrued Carry-over Amounts (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-over Amount (and interest accrued thereon) shall be paid with respect to such Auction Rate Note, (a) the Carry-over Amount (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Indenture Trustee pursuant to an Issuer Order on an Auction Rate Note on the earliest of (i) the date of defeasance of the Auction Rate Notes or (ii) the first occurring Payment Date with respect to the Auction Rate Note (or on the date of any such optional redemption) if and to the extent that (A) the Eligible Carry-over Make-Up Amount with respect to such subsequent Interest Period is greater than zero, and (B) moneys are available pursuant to the terms of the Indenture in an amount sufficient to pay all or a portion of such Carry-over Amount (and interest accrued thereon), and (b) interest shall accrue on the Carry-over Amount at a rate equal to One-Month LIBOR until such Carry-over Amount is paid in full or is cancelled.

     The Carry-over Amount (and interest accrued thereon) for Auction Rate Notes shall be paid by the Indenture Trustee pursuant to an Issuer Order on Outstanding Auction Rate Notes on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the first occurring Payment Date if and to the extent that (i) the Eligible Carry-over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) on such Payment Date there are sufficient moneys in the Revenue Fund to pay all interest due on the Auction Rate Notes on such Payment Date, to redeem any Auction Rate Notes required to be redeemed on such Payment Date in accordance with the Indenture and to fund amounts required to be added to the Reserve Fund on such Payment Date. Any Carry-over Amount (and any interest accrued thereon) on any Auction Rate Note which is due and payable on a Payment Date, which Auction Rate Note is to be redeemed (other than by optional redemption) on said Payment Date, shall be paid to the Noteholder thereof on said Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Appendix A; provided, however, that any Carry-over Amount (and any interest accrued thereon) which is not yet due and payable on said Payment Date shall be cancelled with respect to said Auction Rate Note that is to be redeemed (other than by optional redemption) on said Payment Date and shall not be paid on any succeeding Payment Date. To the extent that any portion of the Carry-over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Indenture Trustee on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the next occurring Payment Date or Dates, as necessary, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Payment Date on which the Indenture Trustee pays only a portion of the Carry-over Amount (and any interest accrued thereon) on Auction Rate Notes, the Indenture Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Noteholder of such Auction Rate Note receiving such partial payment of the Carry-over Amount remaining unpaid on such Auction Rate Note.

     The Payment Date or other date on which such Carry-over Amount (or any interest accrued thereon) for Auction Rate Notes shall be paid shall be determined by the Indenture Trustee in accordance with the provisions of the immediately preceding paragraph and the Indenture, and the Indenture Trustee shall make payment of the Carry-over Amount (and any interest accrued thereon) in the same manner as, and from the same Fund from which, it pays interest on the Auction Rate Notes on a Payment Date. Any payment of Carry-over Amounts (and interest accrued thereon) shall reduce the amount of Eligible Carry-over Make-up Amount.

     In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Note Interest Rate with respect to Auction Rate Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Auction Note Interest Rate for the next succeeding Interest Period, which Interest Period shall be an Auction Period, for Auction Rate Notes shall be the applicable Cap Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine the Cap Rate, the Cap Rate shall be determined by the securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions of this Appendix A and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

     Section 2.02 Auction Rate.

     (a) Determining the Auction Rate. By purchasing Auction Rate Notes, whether in an Auction or otherwise, each purchaser of the Auction Rate Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed
(x) to participate in Auctions on the terms described herein, (y) to have its beneficial ownership of the Auction Rate Notes maintained at all times in Book-entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership and (z) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

     So long as the ownership of Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, an Existing Owner may sell, transfer or otherwise dispose of Auction Rate Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer.

     Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner:

    (i)   (A)  Prior to the Submission Deadline on each Auction Date;

               (1) each Existing Owner of Auction Rate Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                    a. the principal amount of Outstanding Auction Rate Notes, if any, owned by such Existing Owner that such Existing Owner desires to continue to own without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                    b. the principal amount of Outstanding Auction Rate Notes, if any, which such Existing Owner offers to sell if the Auction
               Note Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Owner; and/or

                    c. the principal amount of Outstanding Auction Rate Notes, if any, owned by such Existing Owner that such Existing Owner offers to sell without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

               and

               (2) one or more Broker-Dealers may contact Potential Owners to determine the principal amount of Auction Rate Notes which each Potential Owner offers to purchase, if the Auction Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Owner.

     The statement of an Existing Owner or a Potential Owner referred to in (1) or (2) of this paragraph (A) is herein referred to as an "Order," and each Existing Owner and each Potential Owner placing an Order is herein referred to as a "Bidder"; an Order described in clause (1)a. is herein referred to as a "Hold Order"; an Order described in clauses (1)b. and (2) is herein referred to as a "Bid"; and an Order described in clause (1)c. is herein referred to as a "Sell Order."

          (B)(1) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by an Existing Owner shall constitute an irrevocable offer to sell:

                    a. the principal amount of Outstanding Auction Rate Notes specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be less than the rate specified therein; or

                    b. such principal amount, or a lesser principal amount of Outstanding Auction Rate Notes to be determined as set forth in
               Section 2.02(a)(iv)(A)(4) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified therein; or

                    c. such principal amount, or a lesser principal amount of Outstanding Auction Rate Notes to be determined as set forth in
               Section 2.02(a)(iv)(B)(3) of this Appendix A, if the rate specified therein shall be higher than the applicable Maximum Rate and Sufficient Bids have not been made.

               (2) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

                    a. the principal amount of Outstanding Auction Rate Notes specified in such Sell Order; or

                    b. such principal amount, or a lesser principal amount of Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if Sufficient Bids have not been made.

               (3) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

                    a. the principal amount of Outstanding Auction Rate Notes specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be higher than the rate specified in such Bid; or

                    b. such principal amount, or a lesser principal amount of Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(A)(5) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified in such Bid.

          (ii) (A) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such
     Order:

               (1)  the name of the Bidder placing such Order;

               (2) the aggregate principal amount of Auction Rate Notes that are the subject of such Order;

               (3)  to the extent that such Bidder is an Existing Owner:

                         a. the principal amount of Auction Rate Notes, if any, subject to any Hold Order placed by such Existing Owner;

                         b. the principal amount of Auction Rate Notes, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

                         c. the principal amount of Auction Rate Notes, if any, subject to any Sell Order placed by such Existing Owner;

                    and

                    (4) to the extent such Bidder is a Potential Owner, the rate specified in such Potential Owner's Bid.

               (B) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth of 1%.

               (C) If an Order or Orders covering all Outstanding Auction Rate Notes owned by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner and not subject to an Order submitted to the Auction Agent.

               (D) Neither the Issuer, the Indenture Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

               (E) If any Existing Owner submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, such Orders shall be considered valid as follows and in the following order of priority:

                    (1) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, and if the aggregate principal amount of Auction Rate Notes subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Notes owned by such Existing Owner, the aggregate principal amount of Auction Rate Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner.

                    (2)  a.   Any Bid shall be considered valid up to an amount
               equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to any Hold Order referred to in clause (A) of this paragraph (ii);

                         b. subject to subclause (2)a. of this clause (E), if more than one Bid with the same rate is submitted on behalf of such Existing Owner and the aggregate principal amount of Outstanding Auction Rate Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                         c. subject to subclauses (2)a. and (2)b. of this clause (E), if more than one Bid with different rates are submitted on behalf of such Existing Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                         d. in any such event, the amount of Outstanding Auction Rate Notes, if any, subject to Bids not valid under this clause (E) shall be treated as the subject of a Bid by a Potential Owner at the rate therein specified; and

                    (3) All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to Hold Orders referred to in clause (1) of this paragraph (E) and valid Bids referred to in clause
                      (2) of this paragraph (E).

                      (F) If more than one Bid for Auction Rate Notes is submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                      (G) An Existing Owner that offers to purchase additional Auction Rate Notes is, for purposes of such offer, treated as a Potential Owner.

                      (H) Any Bid or Sell Order submitted by an Existing Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected.

                      (I) Any Bid specifying a rate higher than the applicable Maximum Rate will (1) be treated as a Sell Order if submitted by an Existing Owner and (2) not be accepted if submitted by a Potential Owner.

                      (J) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

               (iii) (A) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                           (1) the excess of the total principal amount of Outstanding Auction Rate Notes over the sum of the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Notes"), and

                           (2)  from the Submitted Orders whether:

                                a.   the aggregate principal amount of
                           Outstanding Auction Rate Notes subject to Submitted Bids by Potential Owners specifying one or more rates equal to or lower than the applicable Maximum Rate;

                      exceeds or is equal to the sum of:

                                b.   the aggregate principal amount of
                           Outstanding Auction Rate Notes subject to Submitted Bids by Existing Owners specifying one or more rates higher than the applicable Maximum Rate; and

                                c.   the aggregate principal amount of
                           Outstanding Auction Rate Notes subject to Submitted Sell Orders;

                     (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause a. above shall be referred to collectively as "Sufficient Bids"); and

                           (3) if Sufficient Bids exist, the Bid Auction Rate, which shall be the lowest rate specified in such Submitted Bids such that if:

                                a. (x) each Submitted Bid from Existing Owners
                           specifying such lowest rate and (y) all other Submitted Bids from Existing Owners specifying lower rates were rejected, thus entitling such Existing Owners to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bids; and

                                b. (x) each such Submitted Bid from Potential
                           Owners specifying such lowest rate and (y) all other Submitted Bids from Potential Owners specifying lower rates were accepted;

                     the result would be that such Existing Owners described in subclause a. above would continue to own an aggregate principal amount of Outstanding Auction Rate Notes which, when added to the aggregate principal amount of Outstanding Auction Rate Notes to be purchased by such Potential Owners described in subclause b. above, would equal not less than the Available Auction Rate Notes.

                     (B) Promptly after the Auction Agent has made the determinations pursuant to Section 2.02(a)(iii)(A) of this Appendix A, the Auction Agent shall advise the Indenture Trustee, the Broker-Dealers and the Issuer of the Net Loan Rate, Maximum Rate and the All Hold Rate and the components thereof on the Auction Date. Based on such determinations, the Auction Rate for the next succeeding Interest Period will be established as follows:

                           (1) if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

                           (2) if Sufficient Bids do not exist (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable Maximum Rate; or

                           (3) if all Outstanding Auction Rate Notes are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable All Hold Rate.

                     (C) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Indenture Trustee of the Auction Note Interest Rate, which rate shall be the lesser of (x) the Auction Rate and (y) the applicable Maximum Rate.

               (iv) Existing Owners shall continue to own the principal amount of Auction Rate Notes that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph
         (A).

         If the Maximum Rate is less than the Auction Rate, the Maximum Rate will be the Auction Note Interest Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), the Auction Note Interest Rate will be the applicable Maximum Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (B).

                     (A) If Sufficient Bids have been made and the Maximum Rate is equal to or greater than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Bid Auction
               Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of clauses (4) and (5) of this Section 2.02(a)(iv), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                           (1) Existing Owners' Submitted Bids specifying any rate that is higher than the Auction Note Interest Rate shall be accepted, thus requiring each such Existing Owner to sell the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                           (2) Existing Owners' Submitted Bids specifying any rate that is lower than the Auction Note Interest Rate shall be rejected, thus entitling each such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                           (3) Potential Owners' Submitted Bids specifying any rate that is lower than the Auction Note Interest Rate shall be accepted;

                           (4) Each Existing Owners' Submitted Bid specifying a rate that is equal to the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Notes (the "remaining principal amount") equal to the excess of the Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2) and (3) of this Section 2.02(a)(iv)(A), in which event such Submitted Bid of such Existing Owner shall be rejected in part, and such Existing Owner shall be entitled to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A; and

                           (5) Each Potential Owner's Submitted Bid specifying a rate that is equal to the Auction Note Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Notes obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2), (3) and (4) of this Section 2.02(a)(iv)(A) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to Submitted Bids made by all such Potential Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A.

                     (B) If Sufficient Bids have not been made (other than because all of the Outstanding Auction Rate Notes are subject to submitted Hold Orders), or if the Maximum Rate is less than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Maximum Rate), subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                           (1) Existing Owners' Submitted Bids specifying any rate that is equal to or lower than the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owners to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                           (2) Potential Owners' Submitted Bids specifying (x) any rate that is equal to or lower than the Auction Note Interest Rate shall be accepted and (y) any rate that is higher than the Auction Note Interest Rate shall be rejected; and

                           (3) each Existing Owner's Submitted Bid specifying any rate that is higher than the Auction Note Interest Rate and the Submitted Sell Order of each Existing Owner shall be accepted, thus entitling each Existing Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clause (2)(x) of this Section 2.02(a)(iv)(B) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids and Submitted Sell Orders.

                     (C) If all Auction Rate Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

                     (D) If, as a result of the procedures described in paragraph (A) or (B) of this Section 2.02(a)(iv), any Existing Owner would be entitled or required to sell, or any Potential Owner would be entitled or required to purchase, a principal amount of Auction Rate Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Notes to be purchased or sold by any Existing Owner or Potential Owner so that the principal amount of Auction Rate Notes purchased or sold by each Existing Owner or Potential Owner shall be equal to an Authorized Denomination.

                     (E) If, as a result of the procedures described in paragraph (B) of this Section 2.02(a)(iv), any Potential Owner would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Notes for purchase among Potential Owners so that only Auction Rate Notes in Authorized Denominations are purchased by any Potential Owner, even if such allocation results in one or more of such Potential Owners not purchasing any Auction Rate Notes.

               (v) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Notes to be purchased and the aggregate principal amount of Auction Rate Notes to be sold by Potential Owners and Existing Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Notes to be sold differs from such aggregate principal amount of Auction Rate Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Notes.

               (vi) Any calculation by the Auction Agent or the Indenture Trustee, as applicable, of the Auction Note Interest Rate, the Maximum Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

               (vii) Notwithstanding anything in this Appendix A to the contrary, (A) no Auction for the Auction Rate Notes for an Auction Period of less than 180 days will be held on any Auction Date hereunder on which there are insufficient moneys in the Revenue Fund to pay, or otherwise held by the Indenture Trustee under the Indenture and available to pay, the principal of and interest due on the Auction Rate Notes on the Payment Date immediately following such Auction Date, and
         (B) no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default. The Indenture Trustee shall promptly notify the Auction Agent of any such occurrence.

         (b)   Application of Interest Payments for the Auction Rate Notes.

               (i) The Indenture Trustee shall determine not later than 2:00 p.m., eastern time, on the Business Day next succeeding a Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Indenture Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Indenture Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

               (ii) Not later than 2:00 p.m., eastern time, on each anniversary of the Closing Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Auction Agent Fee as set forth in the Auction Agent Agreement as set forth in the Servicer's Report. Not later than 2:00 p.m., eastern time, on each Auction Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Indenture Trustee shall, from time to time at the request of the Auction Agent and at the direction of an Authorized Officer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Revenue Fund.

         (c) Calculation of Maximum Rate, All Hold Rate, Net Loan Rate, Applicable LIBOR Rate, and Non-Payment Rate. The Auction Agent shall calculate the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, on each Auction Date and shall notify the Indenture Trustee and the Broker-Dealers of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, as provided in the Auction Agent Agreement; provided, that if the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form, or if a Payment Default has occurred, then the Indenture Trustee shall determine the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate for each such Interest Period. If the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository, the Indenture Trustee shall calculate the applicable Maximum Rate and the Net Loan Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of certificates representing the Auction Rate Notes pursuant to the Indenture. If a Payment Default shall have occurred, the Indenture Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Indenture Trustee of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate.

         (d)   Notification of Rates, Amounts and Payment Dates.

               (i) By 12:00 noon, eastern time, on the Business Day following each Regular Record Date, the Indenture Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Payment Date to the beneficial owners of Auction Rate Notes.

               (ii) At least four days prior to any Payment Date, the Indenture Trustee shall:

                     (A) confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, (1) the date of such next Payment Date and
               (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.02(b)(ii) of this Appendix A; and

                     (B) advise the Securities Depository, so long as the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on such next Payment Date to the beneficial owners of each Series of the Auction Rate Notes.

     If any day scheduled to be a Payment Date shall be changed after the Indenture Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Indenture Trustee shall, not later than 11:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Payment Date or the old Payment Date, by such means as the Indenture Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository.

     (e)  Auction Agent.

          (i) Deutsche Bank Trust Company Americas is hereby appointed as Initial Auction Agent to serve as agent for the Issuer in connection with Auctions. The Indenture Trustee and the Issuer will, and the Indenture Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Deutsche Bank Trust Company Americas, as the Initial Auction Agent. Any Substitute Auction Agent shall be (A) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Indenture Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (B) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Appendix A by giving at least 90 days' notice to the Indenture Trustee, each Broker-Dealer and the Issuer. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of an Authorized Officer or by the holders of a majority of the aggregate principal amount of the Auction Rate Notes then Outstanding, and if by such Noteholders, by an instrument signed by such Noteholders or their attorneys and filed with the Auction Agent, the Issuer and the Indenture Trustee upon at least 90 days' written notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Indenture Trustee, each Broker-Dealer and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

          (ii) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Indenture Trustee at the direction of an Authorized Officer, shall use its best efforts to appoint a Substitute Auction Agent.

          (iii) The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

     (f)  Broker-Dealer.

          (i) The Auction Agent will enter into a Broker-Dealer Agreement with William R. Hough & Co. as the initial Broker-Dealer. An Authorized Officer may, from time to time, approve one or more additional persons to serve as a Broker-Dealer under the Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Indenture Trustee and the Auction Agent.

          (ii) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

     (g)  Changes in Auction Period or Periods and Certain Percentages.

          (i) While any of the Auction Rate Notes are Outstanding, the Issuer may, from time to time, change the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Notes. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Market Agent, which consent shall not be unreasonably withheld, not later than nine days prior to the Auction Date for such Auction Period. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Indenture Trustee, the Auction Agent, the Market Agent, each Broker-Dealer, each Rating Agency and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E attached hereto at least 10 days prior to the Auction Date for such Auction Period.

          (ii) Any such adjusted Auction Period shall not be less than 7 days nor more than 366 days.

          (iii) An Auction Period Adjustment shall take effect only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F attached hereto, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the written consent of the Market Agent and, (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the applicable Auction Note

     Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this Section 2.02 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be the applicable Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

     In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

     (h) Changes in the Auction Date. The Market Agent, with the written consent of the Administrator on behalf of the Issuer and, if applicable, upon receipt of the opinion of Note Counsel as required below, may specify a different Auction Date (but in no event more than five Business Days earlier than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.01 of this Appendix A) with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on the Auction Rate Notes. The Market Agent shall deliver a written request for consent to such change in the length of the Auction Date to the Administrator at least 14 days prior to the effective date of such change. If the Administrator shall have delivered such written consent to the Market Agent, the Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Indenture Trustee, the Auction Agent, the Issuer, the Administrator, each Rating Agency and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G attached hereto.

     In connection with any change described in this Section 2.02(h), the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

     Section 2.03 Additional Provisions Regarding the Interest Rates on the Auction Rate Notes. The determination of a Variable Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this
Article II shall be conclusive and binding on the Noteholders of the Auction Rate Notes to which such Variable Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

     In no event shall the cumulative amount of interest paid or payable on the Auction Rate Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Notes under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Notes or related documents) calculated from the Date of Closing of the Auction Rate Notes through any subsequent day during the term of the Auction Rate Notes or otherwise prior to payment in full of the Auction Rate Notes exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Notes or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction Rate Notes, or if the redemption or acceleration of the maturity of the Auction Rate Notes results in payment to or receipt by the Noteholder or any former Noteholder of the Auction Rate Notes of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Notes or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Notes shall be credited on the principal balance of the Auction Rate Notes (or, if the Auction Rate Notes have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Notes and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Notes and under the related documents.

                                   EXHIBIT A-1

                             FORM OF SERIES A NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED IN THE INDENTURE) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

NEITHER THIS NOTE NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'). EACH OF THE HOLDER HEREOF AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, BY HOLDING THIS NOTE AND ACQUIRING THEIR BENEFICIAL INTERESTS HEREIN, RESPECTIVELY, AGREES FOR THE BENEFIT OF EDUCATION FUNDING CAPITAL TRUST-I (THE "ISSUER") THAT THIS NOTE AND BENEFICIAL INTERESTS HEREIN MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A OR AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(l), (2), (3) OR (7) OF THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144(A), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) BEING REFERRED-TO AS "SAFE HARBOR RESALES"), (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO REGISTRATION OF TRANSFER OF THIS NOTE OTHERWISE THAN IN A SAFE HARBOR RESALE THE ISSUER OR THE INDENTURE TRUSTEE MAY REQUIRE


                                     A-1-1

DELIVERY OF ANY DOCUMENTS OR OTHER EVIDENCE THAT IT, IN ITS ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION AND WITH ANY STATE SECURITIES LAWS THAT MAY BE APPLICABLE), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE, BY ACQUIRING SUCH BENEFICIAL INTEREST, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF SUCH BENEFICIAL INTEREST FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.


                        EDUCATION FUNDING CAPITAL TRUST-I
                     AUCTION RATE EDUCATION LOAN BACKED NOTE
                                SERIES 2002A-___

REGISTERED NO. A-__                                 REGISTERED $________________

MATURITY DATE        INTEREST RATE      ORIGINAL ISSUE DATE        CUSIP NO.
-------------        -------------      -------------------        ---------
June 1, 2042      As Herein Provided        May 23, 2002          28139R A___

PRINCIPAL SUM:  ________________________________________ DOLLARS
NOTEHOLDER: CEDE & CO.

     EDUCATION FUNDING CAPITAL TRUST-I, a business trust formed under the laws of the State of Delaware (the "Issuer") for value received, hereby promises to pay to CEDE & CO. (the "Noteholder") or registered assigns, ____________________ DOLLARS (the "Principal Sum"), but solely from the revenues and receipts hereinafter specified and not otherwise, on June 1, 2042 (the "Maturity Date") (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee, as paying agent for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Noteholder hereof from the most recent Payment Date to which interest has been paid hereon, until the payment in full of the Principal Sum.

     Any capitalized words and terms used as defined words and terms in this Note and not otherwise defined herein shall have the meanings given to them in the Indenture of Trust dated as of May ___, 2002 (the "Indenture") among the Issuer, Fifth Third Bank, as Indenture Trustee, and Fifth Third Bank, as Trust Eligible Lender Trustee, as supplemented by the 2002-1 Series A&B Supplemental Indenture of Trust dated as of May ___, 2002 (the "2002-1 Series A&B Supplemental Indenture") among the Issuer, Fifth Third Bank, as Indenture Trustee, and Fifth Third Bank, as Trust Eligible Lender Trustee.


                                     A-1-2

     This Note shall bear interest at an Auction Rate, all as determined in Appendix A of the 2002-1 Series A&B Supplemental Indenture.

     The principal of and interest on this Note are payable in lawful money of the United States of America. Interest payable on this Note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

     This Note is one of a Series of Notes of the Issuer designated Auction Rate Education Loan Backed Notes, Series 2002A-___, dated May 23, 2002 (the "Original Issue Date"), in the aggregate original principal amount of $_______________ (the "Series A-___ Notes"), which have been authorized and issued by the Issuer pursuant to the Indenture and the 2002-1 Series A&B Supplemental Indenture. The Issuer is, simultaneously with the issuance of the Series A-___ Notes, issuing $_______________ of its Auction Rate Education Loan Backed Notes, 2002-1 Series A Notes in six other classes (together with the Series A-___ Notes, the "Series A Notes"), and $26,500,000 of its Auction Rate Education Loan Backed Notes, 2002-1 Series B Notes in one class (the "Series B Notes"). The proceeds of such Notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of education loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such Notes.

     The Indenture provides for the issuance of additional Notes (the "Additional Notes"), which may be secured on a parity with or subordinate to the Series A Notes and secured senior to, on a parity with or subordinate to the Series B Notes, all as determined by the Issuer. The Series A Notes, the Series B Notes, and any Additional Notes are collectively referred to herein as the "Notes."

     This Note is subject to mandatory redemption and optional redemption, all as described in the Indenture.

     Notice of the call for redemption shall be given by the Indenture Trustee by mailing a copy of the notice at least 12 days prior to the redemption date to the Noteholders of the Notes to be redeemed in whole or in part at the address of such Noteholder last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption of such Notes for which no such failure or defect occurs. All Notes called for redemption will cease to bear interest after the specified redemption date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed, Notes shall be selected for redemption as provided in the Indenture.

     The Indenture provides that the Issuer may enter into a Derivative Product between the Issuer and a Counterparty. Payments due to a Counterparty from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any Series of Notes.

     The principal of and interest on the Series A Notes and any Additional Notes issued on a parity with the Series A Notes and any Issuer Derivative Payments secured on a parity with the Series A Notes are payable on a superior basis to such payments on the Series B Notes and any


                                     A-1-3

Additional Notes issued on a parity or subordinate to the Series B Notes; provided, however, that current principal and interest may be paid on the Series B Notes and any Additional Notes issued on a parity with the Series B Notes or subordinate to the Series B Notes if all principal and interest payments due and owing at such time on the Series A Notes and any Additional Notes issued on a parity with the Series A Notes and any Issuer Derivative Payments secured on a parity with the Series A Notes have been previously made or provided for as provided in the Indenture.

     Reference is hereby made to the Indenture and the 2002-1 Series A&B Supplemental Indenture, copies of which are on file in the Corporate Trust Office of the Indenture Trustee, to all of the provisions of which any Noteholder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's education loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Noteholders and any Counterparty; the rights and remedies of the Noteholder hereof with respect hereto and thereto, including the limitations upon the right of a Noteholder hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the Stated Maturity or earlier redemption of this Note, and this Note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof.

     THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

     No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this Note or any claim based hereon or in respect hereof or of the Indenture, against the Indenture Trustee, or any employee, or agent of the Issuer, nor against the State of Delaware, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this Note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

     Subject to the restrictions specified in the Indenture, this Note is transferable on the registration books kept for that purpose by the Indenture Trustee, as registrar, upon surrender of this Note for transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Noteholder, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the Corporate Trust Office of the Indenture Trustee. Upon any such presentation for exchange, one or more new Notes of the same Series, Stated Maturity, in authorized denominations, bearing interest at the


                                     A-1-4
same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Noteholder of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Indenture Trustee.

     Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this Note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

     The Issuer, the Indenture Trustee, and any agent of either of them shall treat the Person in whose name this Note is registered as the Noteholder hereof
(a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this Note for purposes of receiving payment of principal hereof at its Stated Maturity and (c) for all other purposes, whether or not this Note is overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

     To the extent permitted by the Indenture, modifications or alterations of the Indenture and the 2002-1 Series A&B Supplemental Indenture may be made with the consent of less than all of the holders of the Notes then Outstanding or without the consent of any of such Noteholders (by reason of a change in the Act or Regulation, to cure ambiguities or conflicts, or for any other reason stated in Section 7.01 of the Indenture), but such modification or alteration is not permitted to affect the Maturity, Stated Maturity, amount, Payment Date, or rate of interest on any Outstanding Notes or affect the rights of the Noteholders of less than all of the Notes Outstanding.

     It is hereby certified and recited that all acts and things required by the laws of the State of Delaware to happen, exist, and be performed precedent to and in the issuance of this Note, and the execution of said Indenture, have happened, exist and have been performed as so required.


                                     A-1-5

     IN WITNESS WHEREOF, the Issuer has caused this Note to be executed in its name and on its behalf, all as of the Original Issue Date.

                                        EDUCATION FUNDING CAPITAL TRUST-I

                                        By:   FIFTH THIRD BANK,
                                              as Co-Owner Trustee,

                                        By _____________________________________
                                              Name:
                                              Title:


                                     A-1-6

                          CERTIFICATE OF AUTHENTICATION

     This Note is one of the Series A-__ Notes designated therein and described in the within-mentioned Indenture.

                                        Fifth Third Bank, as Indenture Trustee


                                        By:_____________________________________
                                            Authorized Signatory

Authentication Date:

____________________________________


                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within Note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                  Signed:

____________________________________    ________________________________________

                                        NOTICE: The signature on this Assignment must correspond with the name of the Noteholder as it appears on the face of the within Note in every particular.

Signature Guaranteed by:

____________________________________
A Member of The New York Stock
Exchange or a State or National Bank


                                     A-1-7

                                   EXHIBIT A-2

                             FORM OF SERIES B NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED IN THE INDENTURE) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

NEITHER THIS NOTE NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'). EACH OF THE HOLDER HEREOF AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, BY HOLDING THIS NOTE AND ACQUIRING THEIR BENEFICIAL INTERESTS HEREIN, RESPECTIVELY, AGREES FOR THE BENEFIT OF EDUCATION FUNDING CAPITAL TRUST-I (THE "ISSUER") THAT THIS NOTE AND BENEFICIAL INTERESTS HEREIN MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A OR AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(l), (2), (3) OR (7) OF THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144(A), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) BEING REFERRED-TO AS "SAFE HARBOR RESALES"), (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO REGISTRATION OF TRANSFER OF THIS NOTE OTHERWISE THAN IN A SAFE HARBOR RESALE THE ISSUER OR THE INDENTURE TRUSTEE MAY REQUIRE


                                     A-2-1

DELIVERY OF ANY DOCUMENTS OR OTHER EVIDENCE THAT IT, IN ITS ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION AND WITH ANY STATE SECURITIES LAWS THAT MAY BE APPLICABLE), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE, BY ACQUIRING SUCH BENEFICIAL INTEREST, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF SUCH BENEFICIAL INTEREST FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.


                        EDUCATION FUNDING CAPITAL TRUST-I
                     AUCTION RATE EDUCATION LOAN BACKED NOTE
                                 SERIES 2002B-1

REGISTERED NO. A-__                              REGISTERED $26,500,000

MATURITY DATE      INTEREST RATE          ORIGINAL ISSUE DATE    CUSIP NO.
-------------      -------------          -------------------    ----------
 June 1, 2042      As Herein Provided         May 23, 2002       28139R A___

PRINCIPAL SUM:  TWENTY-SIX MILLION FIVE HUNDRED THOUSAND DOLLARS
NOTEHOLDER: CEDE & CO.

     EDUCATION FUNDING CAPITAL TRUST-I, a business trust formed under the laws of the State of Delaware (the "Issuer") for value received, hereby promises to pay to CEDE & CO. (the "Noteholder") or registered assigns, TWENTY-SIX MILLION FIVE HUNDRED THOUSAND DOLLARS (the "Principal Sum"), but solely from the revenues and receipts hereinafter specified and not otherwise, on June 1, 2042 (the "Maturity Date") (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee, as paying agent for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Noteholder hereof from the most recent Payment Date to which interest has been paid hereon, until the payment in full of the Principal Sum.

     Any capitalized words and terms used as defined words and terms in this Note and not otherwise defined herein shall have the meanings given to them in the Indenture of Trust dated as of May ___, 2002 (the "Indenture") among the Issuer, Fifth Third Bank, as Indenture Trustee, and Fifth Third Bank, as Trust Eligible Lender Trustee, as supplemented by the 2002-1 Series A&B Supplemental Indenture of Trust dated as of May ___, 2002 (the "2002-1 Series A&B Supplemental Indenture") among the Issuer, Fifth Third Bank, as Indenture Trustee, and Fifth Third Bank, as Trust Eligible Lender Trustee.


                                     A-2-2

     This Note shall bear interest at an Auction Rate, all as determined in Appendix A of the 2002-1 Series A&B Supplemental Indenture.

     The principal of and interest on this Note are payable in lawful money of the United States of America. Interest payable on this Note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

     This Note is one of a Series of Notes of the Issuer designated Auction Rate Education Loan Backed Notes, Series 2002B-1, dated May 23, 2002 (the "Original Issue Date"), in the aggregate original principal amount of $26,500,000 (the "Series B Notes"), which have been authorized by the Issuer, and issued by the Issuer pursuant to the Indenture and the 2002-1 Series A&B Supplemental Indenture. The Issuer is, simultaneously with the issuance of the Series B Notes, issuing $498,500,000 of its Auction Rate Education Loan Backed Notes, 2002-1 Series A Notes in seven classes (collectively, the "Series A Notes"). The proceeds of such Notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of education loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such Notes.

     The Indenture provides for the issuance of additional Notes (the "Additional Notes"), which may be secured on a parity with or subordinate to the Series A Notes and secured senior to, on a parity with or subordinate to the Series B Notes, all as determined by the Issuer. The Series A Notes, the Series B Notes, and any Additional Notes are collectively referred to herein as the "Notes."

     This Note is subject to mandatory redemption and optional redemption, all as described in the Indenture.

     Notice of the call for redemption shall be given by the Indenture Trustee by mailing a copy of the notice at least 12 days prior to the redemption date to the Noteholders of the Notes to be redeemed in whole or in part at the address of such Noteholder last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption of such Notes for which no such failure or defect occurs. All Notes called for redemption will cease to bear interest after the specified redemption date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed, Notes shall be selected for redemption as provided in the Indenture.

     The Indenture provides that the Issuer may enter into a Derivative Product between the Issuer and a Counterparty. Payments due to a Counterparty from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any Series of Notes.

     The principal of and interest on the Series A Notes and any Additional Notes issued on a parity with the Series A Notes and any Issuer Derivative Payments secured on a parity with the Series A Notes are payable on a superior basis to such payments on the Series B Notes and any Additional Notes issued on a parity or subordinate to the Series B Notes; provided, however, that current principal and interest may be paid on the Series B Notes and any Additional Notes issued


                                     A-2-3
on a parity with the Series B Notes or subordinate to the Series B Notes if all principal and interest payments due and owing at such time on the Series A Notes and any Additional Notes issued on a parity with the Series A Notes and any Issuer Derivative Payments secured on a parity with the Series A Notes have been previously made or provided for as provided in the Indenture.

     Reference is hereby made to the Indenture and the 2002-1 Series A&B Supplemental Indenture, copies of which are on file in the Corporate Trust Office of the Indenture Trustee, to all of the provisions of which any Noteholder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's education loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Noteholders and any Counterparty; the rights and remedies of the Noteholder hereof with respect hereto and thereto, including the limitations upon the right of a Noteholder hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the Stated Maturity or earlier redemption of this Note, and this Note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof.

     THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

     No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this Note or any claim based hereon or in respect hereof or of the Indenture, against the Indenture Trustee, or any employee, or agent of the Issuer, nor against the State of Delaware, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this Note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

     Subject to the restrictions specified in the Indenture, this Note is transferable on the registration books kept for that purpose by the Indenture Trustee, as registrar, upon surrender of this Note for transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Noteholder, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the Corporate Trust Office of the Indenture Trustee. Upon any such presentation for exchange, one or more new Notes of the same Series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be


                                     A-2-4
issued to the Noteholder of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Indenture Trustee.

     Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this Note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

     The Issuer, the Indenture Trustee, and any agent of either of them shall treat the Person in whose name this Note is registered as the Noteholder hereof
(a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this Note for purposes of receiving payment of principal hereof at its Stated Maturity and (c) for all other purposes, whether or not this Note is overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

     To the extent permitted by the Indenture, modifications or alterations of the Indenture and the 2002-1 Series A&B Supplemental Indenture may be made with the consent of less than all of the holders of the Notes then Outstanding or without the consent of any of such Noteholders (by reason of a change in the Act or Regulation, to cure ambiguities or conflicts, or for any other reason stated in Section 7.01 of the Indenture), but such modification or alteration is not permitted to affect the Maturity, Stated Maturity, amount, Payment Date, or rate of interest on any Outstanding Notes or affect the rights of the Noteholders of less than all of the Notes Outstanding.

     It is hereby certified and recited that all acts and things required by the laws of the State of Delaware to happen, exist, and be performed precedent to and in the issuance of this Note, and the execution of said Indenture, have happened, exist and have been performed as so required.


                                     A-2-5

     IN WITNESS WHEREOF, the Issuer has caused this Note to be executed in its name and on its behalf, all as of the Original Issue Date.

                                        EDUCATION FUNDING CAPITAL TRUST-I

                                        By:   FIFTH THIRD BANK,
                                              as Co-Owner Trustee,

                                        By ____________________________________
                                              Name:
                                              Title:


                                     A-2-6

                          CERTIFICATE OF AUTHENTICATION

     This Note is one of the Series B-1 Notes designated therein and described in the within-mentioned Indenture.

                                        FIFTH THIRD BANK, as Indenture Trustee


                                        By:_____________________________________
                                            Authorized Signatory

Authentication Date:

____________________________________


                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within Note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                  Signed:

____________________________________    ________________________________________

                                        NOTICE: The signature on this Assignment must correspond with the name of the Noteholder as it appears on the face of the within Note in every particular.

Signature Guaranteed by:

____________________________________
A Member of The New York Stock
Exchange or a State or National Bank


                                      A-2-7

                                    EXHIBIT B

                 2002-1 SERIES A&B CLOSING CASH FLOW PROJECTIONS

                             See Transcript Item 72

                                    EXHIBIT C

                            NOTICE OF PAYMENT DEFAULT

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                    SERIES __

     NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Auction Rate Notes identified above. The next Auction for the Auction Rate Notes will not be held. The Auction Rate for the Auction Rate Notes for the next succeeding Interest Period shall be the Non-Payment Rate.

                                        FIFTH THIRD BANK, as Indenture Trustee


Dated: ________________________         By: ___________________________________

                                    EXHIBIT D

                        NOTICE OF CURE OF PAYMENT DEFAULT

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                    SERIES __

     NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Auction Rate Notes identified above has been waived or cured. The next Payment Date is __________________________ and the Auction Date is __________________________.

                                        FIFTH THIRD BANK, as Indenture Trustee


Dated: ________________________         By: ___________________________________

                                    EXHIBIT E

                       NOTICE OF PROPOSED CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                    SERIES __

     Notice is hereby given that the Issuer proposes to change the length of one or more Auction Periods pursuant to the Indenture as follows:

     1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

     2.   The Auction Period Adjustment in Paragraph 1 shall take place only if
(a) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Issuer, as required by the Indenture authorizing the change in length of one or more Auction Periods and (b) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

     3. If the condition referred to in (a) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (a) is met but the condition referred to in (b) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

     4. It is hereby represented, upon advice of the Auction Agent for the Series __ Notes described herein, that there were Sufficient Bids for such Series __ Notes at the Auction immediately preceding the date of this Notice.

     5. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the Series __ Notes.

                                        EDUCATION FUNDING CAPITAL TRUST-I


Dated: ____________________             By: ______________________________

                                    EXHIBIT F

                      NOTICE ESTABLISHING CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                    SERIES __

     Notice is hereby given that the Issuer hereby establishes new lengths for one or more Auction Periods pursuant to the Indenture:

     1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

     2. For the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be _______________, or the next succeeding Business Day if such date is not a Business Day.

     3. For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be [_______________(date) and every ______________(number) ______________(day of week) thereafter] [every ______________(number) ______________(day of week)
after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in the Indenture.

     4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture and our prior notice dated _______________ regarding the proposed change.

     5. Terms not defined in this Notice shall have the meanings set forth in the Indenture relating to the Series __ Notes.


                                        EDUCATION FUNDING CAPITAL TRUST-I


Dated: ____________________             By: ______________________________

                                    EXHIBIT G

                        NOTICE OF CHANGE IN AUCTION DATE

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                    SERIES __

     Notice is hereby given by William R. Hough & Co., as Broker-Dealer for the Auction Rate Notes, that with respect to the Auction Rate Notes, the Auction Date is hereby changed as follows:

     1. With respect to Series __ Notes, the definition of "Auction Date" shall be deemed amended by substituting "_______________(number) Business Day" in the second line thereof and by substituting "_______________(number) Business Days" for "two Business Days" in subsection (d) thereof.

     2. This change shall take effect on _______________ which shall be the Auction Date for the Auction Period commencing on _______________.

     3. The Auction Date for the Series __ Notes shall be subject to further change hereafter as provided in the Indenture.

     4. Terms not defined in this Notice shall have the meaning set forth in the Indenture relating to the Series __ Notes.

                                        William R. Hough & Co., as Broker-Dealer


Dated:________________________          By:_____________________________________

================================================================================

                                2002-2 Series A&B
                         Supplemental Indenture of Trust

                                 by and between

                        Education Funding Capital Trust-I

                                       and

                                Fifth Third Bank,
                              as Indenture Trustee

                                       and

                                Fifth Third Bank,
                        as Trust Eligible Lender Trustee


                           Authorizing the Issuance of

                                  $500,000,000
                        Education Funding Capital Trust-I
                    Auction Rate Education Loan Backed Notes
                                2002-2 Series A&B

                           Dated as of August 1, 2002


================================================================================

                                Table of Contents

                                    Article I

                         Definitions and Use of Phrases

                                   Article II

                         2002-2 Series A&B Note Details,
                        Form of 2002-2 Series A&B Notes,
                      Redemption of 2002-2 Series A&B Notes
                 and Use of Proceeds of 2002-2 Series A&B Notes

Section 2.01    2002-2 Series A&B Note Details ...................................
Section 2.02    Redemption of the 2002-2 Series A&B Notes ........................
Section 2.03    Delivery of 2002-2 Series A&B Notes ..............................
Section 2.04    Trustee's Authentication Certificate .............................
Section 2.05    Deposit of 2002-2 Series A&B Note Proceeds .......................
Section 2.06    Excess Reserve Fund Amounts ......................................
Section 2.07    Forms of 2002-2 Series A&B Notes .................................
Section 2.08    Regarding Acquisition Fund .......................................

                                   Article III

                               General Provisions

Section 3.01    Date of Execution ................................................
Section 3.02    Laws Governing ...................................................
Section 3.03    Severability .....................................................
Section 3.04    Exhibits and Appendices ..........................................

                                   Article IV

                     Amendment and Ratification of Indenture

Section 4.01    Amendment of Appendix A of Indenture .............................
Section 4.02    Amendment and Restatement of Section 4.01(a) of Indenture ........
Section 4.03    Amendment and Restatement of Section 4.03(b)(ix) of Indenture ....
Section 4.04    Amendment and Restatement of Section 7.01(n) of Indenture ........
Section 4.05    Ratification of Indenture ........................................

Appendix A      Certain Terms and Provisions of the Auction Rate Notes
Exhibit A-1     Form of Series A Notes
Exhibit A-2     Form of Series B Notes
Exhibit B       2002-2 Series A&B Closing Cash Flow Projections
Exhibit C       Notice of Payment Default

Exhibit D    Notice of Cure of Payment Default
Exhibit E    Notice of Proposed Change In Length of One or More Auction Periods
Exhibit F    Notice Establishing Change in Length of One or More Auction Periods
Exhibit G    Notice of Change in Auction Date

                2002-2 Series A&B Supplemental Indenture of Trust

     This 2002-2 Series A&B Supplemental Indenture of Trust (this "Supplemental Indenture") dated as of August 1, 2002 is by and between Education Funding Capital Trust-I, a Delaware business trust (the "Issuer"), Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, as indenture trustee (the "Indenture Trustee"), and Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, as Trust Eligible Lender Trustee (the "Trust Eligible Lender Trustee"). All capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof.

                              W I T N E S S E T H:

     Whereas, the Issuer has previously entered into an Indenture of Trust dated as of May 1, 2002 (the "Indenture") among the Issuer, the Indenture Trustee and the Trust Eligible Lender Trustee;

     Whereas, the Issuer desires to enter into this Supplemental Indenture to issue Notes pursuant to the terms of the Indenture, including Section 1.08 thereof, and to amend and restate in its entirety Section 4.03(b)(ix) of the Indenture;

     Whereas, the Issuer represents that it is duly created as a business trust under the laws of the State of Delaware and that by proper action it has duly authorized the issuance of $500,000,000 of its Auction Rate Education Loan Backed Notes, 2002-2 Series A&B, consisting of six classes designated as 2002-2 Series A (the "Series A Notes") and one class designated as 2002-2 Series B (the "Series B Notes" and together with the Series A Notes, the "2002-2 Series A&B Notes"), and it has by proper action authorized the execution and delivery of this Supplemental Indenture;

     Whereas, the 2002-2 Series A&B Notes constitute Notes as defined in the Indenture; and

     Whereas, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth;

     Now, Therefore, it is mutually covenanted and agreed as follows:

                                    Article I

                         Definitions and Use of Phrases

     All words and phrases defined in Appendix A of the Indenture shall have the same meaning in this Supplemental Indenture, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Supplemental Indenture unless the context clearly requires otherwise:

     "Authorized Denominations" shall mean $50,000 and any integral multiple thereof for the 2002-2 Series A&B Notes.

     "Date of Issuance" shall mean, with respect to the 2002-2 Series A&B Notes, August 16, 2002.

     "Initial Purchasers" shall mean William R. Hough & Co. and Salomon Smith Barney Inc.

     "Rating Agency" shall mean, collectively, Fitch, Moody's, and S&P.

     "Record Date" shall mean, with respect to each Payment Date, the Business Day immediately proceeding such Payment Date.

     "Required Parity Percentage" shall mean 100.5% so long as any 2002-2 Series A&B Notes are Outstanding; provided, however, that the Required Parity Percentage may be reduced upon receipt of a Rating Confirmation.

     "Required Senior Parity Percentage" shall mean 105% so long as any 2002-2 Series A&B Notes are Outstanding; provided, however, that the Required Senior Parity Percentage may be reduced upon receipt of a Rating Confirmation.

     "Reserve Fund Requirement" shall mean 0.5% of the 2002-2 Series A&B Notes Outstanding; provided, however, that so long as any Series A Notes or Series B Notes remain Outstanding there shall be at least $600,000 on deposit in the Reserve Fund. Further, such percentages and amounts may be changed upon satisfaction of the Rating Agency Condition.

     "S&P" shall mean Standard & Poor's, a division of the McGraw-Hill
Companies.

     "Series A Notes" shall mean, collectively, the Series A-8 Notes, the Series A-9 Notes, the Series A-10 Notes, the Series A-11 Notes, the Series A-12 Notes, and the Series A-13 Notes, which Series A Notes are designated as "Senior Notes" for all purposes of the Indenture.

     "Series A-8 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-8.

     "Series A-9 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-9.

     "Series A-10 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-10.

     "Series A-11 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-11.

     "Series A-12 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-12.

     "Series A-13 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A-13.

     "Series B Notes" shall mean the $32,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 B-2, which Series B Notes are designated as "Subordinate Notes" for all purposes of the Indenture.

     "Servicing Agreement" shall mean, collectively, (i) the Servicing Agreement dated as of May 1, 2002, as supplemented and amended from time to time, between the Issuer and the Servicer, and (ii) the Subservicing Agreement.

     "Subservicer" shall mean Great Lakes Educational Loan Services, Inc., its successors and assigns and, subject to the Rating Agency Condition, any other subservicer designated pursuant to the Servicing Agreement.

     "Subservicing Agreement" shall mean the Subservicing Agreement dated as of May 1, 2002, as supplemented and amended from time to time, between the Servicer and the Subservicer and, subject to the Rating Agency Condition, any other subservicer designated pursuant to the Servicing Agreement.

     "2002-2 Series A&B Notes" shall mean the Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, 2002-2 Series A&B issued pursuant to this Supplemental Indenture in the aggregate principal amount of $500,000,000.

     Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Supplemental Indenture and the Appendices hereto.

     In the event that any term or provision contained herein with respect to the 2002-2 Series A&B Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplemental Indenture shall govern.

                                   Article II

                         2002-2 Series A&B Note Details,
                        Form of 2002-2 Series A&B Notes,
                      Redemption of 2002-2 Series A&B Notes
                 and Use of Proceeds of 2002-2 Series A&B Notes

     Section 2.01 2002-2 Series A&B Note Details. The aggregate principal amount of the 2002-2 Series A&B Notes that may be initially authenticated and delivered under this Supplemental Indenture is limited to, and shall be individually issued in seven (7) separate series consisting of $78,000,000 of Series A-8 Notes, $78,000,000 of Series A-9 Notes, $78,000,000 of Series A-10 Notes, $78,000,000 of Series A-11 Notes, $78,000,000 of Series A-12 Notes,

$78,000,000 of Series A-13 Notes, and $32,000,000 of Series B Notes, except for 2002-2 Series A&B Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Section 1.03 of the Indenture. The 2002-2 Series A&B Notes shall be issuable only as fully registered notes in the Authorized Denominations. The Series A Notes shall be designated "Series 2002 A-8", "Series 2002 A-9", "Series 2002 A-10", "Series 2002 A-11", "Series 2002
A-12", and "Series 2002 A-13" and the Notes of each Series shall be numbered separately from 1 upwards. The Series B Notes shall be designated "Series 2002 B-2" and shall be numbered separately from 1 upwards.

     The 2002-2 Series A&B Notes (collectively, the "Auction Rate Notes") shall be dated their Date of Issuance and shall bear interest from their Date of Issuance, payable on each Payment Date (as defined in Appendix A to this Supplemental Indenture), except that Auction Rate Notes that are issued upon transfer, exchange or other replacement shall bear interest from the most recent Payment Date to which interest has been paid, or if no interest has been paid, from the date of the Auction Rate Notes. The 2002-2 Series A&B Notes shall mature on June 1, 2042. Interest on the Auction Rate Notes shall be computed on the basis of a 360-day year and actual days elapsed. The terms of and definitions related to the Auction Rate Notes are found in Article I hereof and Appendix A to this Supplemental Indenture. No premium payments shall be paid on the 2002-2 Series A&B Notes issued under this Supplemental Indenture.

     The principal of the 2002-2 Series A&B Notes due at its Stated Maturity or redemption in whole shall be payable at the Corporate Trust Office of the Indenture Trustee, or such other location as directed by the Indenture Trustee, or at the principal office of its successor in trust upon presentation and surrender of the 2002-2 Series A&B Notes. Payment of interest and principal paid subject to a redemption on any 2002-2 Series A&B Note shall be made to the Noteholder thereof by check or draft mailed on the Payment Date by the Indenture Trustee to the Noteholder at his address as it last appears on the registration books kept by the Indenture Trustee at the close of business on the Record Date for such Payment Date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Noteholder thereof at the close of business on the Record Date and shall be payable to the Noteholder thereof at the close of business on a special record date (a "Special Record Date") for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Indenture Trustee whenever moneys become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Noteholders of the 2002-2 Series A&B Notes not less than ten (10) days prior thereto by first-class mail to each such Noteholder as shown on the Indenture Trustee's registration books on the date selected by the Indenture Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Payment of interest to the Securities Depository or its nominee shall, and at the written request addressed to the Indenture Trustee of any other Noteholder owning at least $1,000,000 principal amount of the 2002-2 Series A&B Notes, payments of interest shall, be paid by wire transfer within the United States to the bank account number filed no later than the Record Date or Special Record Date with the Indenture Trustee for such purpose. All payments on the 2002-2 Series A&B Notes shall be made in lawful money of the United States of America.

     (a) Except as otherwise provided in this Section, the Series A-8 Notes, Series A-9 Notes, Series A-10 Notes, Series A-11 Notes, Series A-12 Notes, Series A-13 Notes and Series B

Notes in the form of one global note for each Series shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Series A Note and Series B Note shall be registered in the name of CEDE & CO., as the nominee of The Depository Trust Company. Except as provided in subsection (d) of this Section, the Series A Notes and Series B Notes may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Issuer or to a nominee of such successor Securities Depository. Each global note shall bear a legend substantially to the following effect: "Except as otherwise provided in the Indenture, this global note may be transferred, in whole but not in part, only to another nominee of the Securities Depository (as defined in the Indenture) or to a successor Securities Depository or to a nominee of a successor Securities Depository."

     (b) Except as otherwise provided herein, the Issuer and the Indenture Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Series A Notes and Series B Notes, (ii) the delivery to any Agent Member, beneficial owner of the Series A Notes and Series B Notes or other Person, other than the Securities Depository, of any notice with respect to the Series A Notes and Series B Notes or (iii) the payment to any Agent Member, beneficial owner of the Series A Notes and Series B Notes or other Person, other than the Securities Depository, of any amount with respect to the principal of or interest on the Series A Notes and Series B Notes. So long as the certificates for the Series A Notes and Series B Notes issued under this Supplemental Indenture are not issued pursuant to subsection
(c) of this Section the Issuer and the Indenture Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Series A Notes and Series B Notes for all purposes whatsoever, including, without limitation, (A) the payment of principal of and interest on such Series A Notes and Series B Notes, (B) giving notices of redemption and other matters with respect to such Series A Notes and Series B Notes and (C) registering transfers with respect to such Series A Notes and Series B Notes. In connection with any notice or other communication to be provided to the Noteholders pursuant to this Supplemental Indenture by the Issuer or the Indenture Trustee with respect to any consent or other action to be taken by the Noteholders, the Issuer or the Indenture Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of the Series A Notes and Series B Notes, give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Noteholder.

     (c) If at any time the Securities Depository notifies the Issuer and the Indenture Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Series A Notes and Series B Notes or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, subsections (a) and (b) of this Section shall no longer be applicable and the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Series A Notes and Series B Notes as provided below. In addition, the Issuer may determine at any time that the Series A Notes and Series B Notes shall no longer be represented by global certificates and that the provisions of subsections (a) and (b) of this Section shall no longer apply to the Series A Notes and Series B Notes. In such event, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Series A Notes and Series B Notes as provided below. Certificates for the Series A Notes and Series B Notes issued in exchange for a global certificate pursuant to this subsection shall be registered in such names and authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct in writing to the Issuer and the Indenture Trustee, and upon which written instructions the Indenture Trustee may rely without investigation. The Indenture Trustee shall promptly deliver such certificates representing the Series A Notes and Series B Notes to the Persons in whose names such Notes are so registered.

     Section 2.02 Redemption of the 2002-2 Series A&B Notes.

     (a) Mandatory Redemption. If on any Determination Date the Parity Percentage is not equal to at least the Required Parity Percentage, the 2002-2 Series A&B Notes are subject to mandatory redemption, in whole or in part, on any interest Payment Date from Revenues on deposit in the Principal Fund; provided, however, that during any Revolving Period, upon Issuer Order, after any transfer to the Operating Fund in respect of Program Expenses and after the transfers required by Sections 4.03(b)(i) through (v) of the Indenture, moneys remaining on deposit in the Revenue Fund shall be transferred to the Acquisition Fund and used for the acquisition or origination of other Student Loans.

     The 2002-2 Series A&B Notes are also subject to mandatory redemption, in whole or in part, on any interest Payment Date, from Revenues representing Recoveries of Principal on deposit in the Principal Fund or from Revenues transferred to the Principal Fund pursuant to Section 4.03(b)(ix) of the Indenture. Series B Notes shall be redeemed only to the extent that after such payment the Senior Parity Percentage shall not be less than the Required Senior Parity Percentage.

     (b) Optional Redemption of 2002-2 Series A&B Notes. The 2002-2 Series A&B Notes are subject to redemption, in whole or in part, at the option of the Issuer on any regularly scheduled interest Payment Date. Carryover amounts and interest on the carryover amounts will be paid prior to any optional redemption of 2002-2 Series A&B Notes. To the extent funds are available in the Interest Fund to pay carryover amounts and interest on carryover amounts on any Payment Date, such funds will be allocated first to pay carryover amounts and interest on carryover amounts on 2002-2 Series A&B Notes subject to mandatory redemption on such Payment Date. Any carryover amount and interest on the carryover amount not paid on the date a 2002-2 Series A&B Note is redeemed pursuant to mandatory redemption will be cancelled and not paid on that Note on any subsequent date.

     (c)  Redemption Price. Any 2002-2 Series A&B Notes redeemed pursuant to
Section 2.02(a) or (b) hereof shall be redeemed at a price equal to the principal balance of such Notes plus accrued interest to the date of redemption.

     (d) Limitation of Redemption of Series B Notes. The Series B Notes that are otherwise subject to optional or mandatory redemption shall be redeemed only if, as of the date of selection of Series B Notes for redemption and after giving effect to such redemption, the Senior Parity Percentage will be equal to at least the Required Senior Parity Percentage, and the Parity Percentage will be equal to at least the Required Parity Percentage.

     (e) Redemption of Additional Series of Notes. The Issuer shall determine in a Supplemental Indenture the redemption provisions applicable to additional series of notes issued under such Supplemental Indenture. The Issuer may determine to redeem such additional series of notes before redeeming the 2002-2 Series A&B Notes.

     (f) Notice of Redemption. The Indenture Trustee shall cause notice of any redemption to be given by mailing a copy of the notice by first-class mail to the Auction Agent and the Noteholder of any 2002-2 Series A&B Notes designated for redemption in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 12 days prior to the redemption date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of such 2002-2 Series A&B Notes for which no such failure or defect occurs.

     (g) Partial Redemption. If less than all of the 2002-2 Series A&B Notes are to be redeemed or purchased pursuant to Section 2.02(a) or (b) hereof, the Series of Notes to be redeemed shall be determined by the Issuer; provided, however, in the absence of any direction by the Issuer, the Series of Notes to be redeemed shall be selected first from the Series B Notes to the extent permitted hereby and, thereafter, in descending numerical order of the series designation (beginning with the Series A-13 Notes); provided, however, that the Issuer shall not direct the Indenture Trustee to redeem any Series of Notes prior to the expiration of the Initial Period (as defined in Appendix A to this Supplemental Indenture) applicable to that Series. If less than all Outstanding Notes of any Series of 2002-2 Series A&B Notes are to be redeemed, the particular Notes of that Series to be redeemed will be determined by lot in such manner as the Indenture Trustee shall determine. In case a 2002-2 Series A&B
Note is of a denomination larger than an Authorized Denomination, a portion of such Note (in an Authorized Denomination) may be redeemed. Upon surrender of any 2002-2 Series A&B Note for redemption in part only, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver to the Noteholder thereof, the cost of which shall be paid by the Issuer, a new 2002-2 Series A&B Note or 2002-2 Series A&B Notes of the same Series, maturity and of Authorized Denominations, in an aggregate principal amount equal to the unredeemed portion of the 2002-2 Series A&B Note surrendered.

     Section 2.03 Delivery of 2002-2 Series A&B Notes. Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the 2002-2 Series A&B Notes and deliver the 2002-2 Series A&B Notes to The Depository Trust Company; provided, however, prior to the delivery by the Indenture Trustee of any of the 2002-2 Series A&B Notes, there shall have been filed with or delivered to the Indenture Trustee the following:

          (a) An Issuer Order authorizing the execution and delivery of this Supplemental Indenture and the issuance of the 2002-2 Series A&B Notes.

          (b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture.

          (c) Rating letters from each Rating Agency confirming (i) that the Series A Notes have been rated "AAA" by Fitch, "Aaa" by Moody's and "AAA" by S&P and (ii) that the Series B Notes have been rated "A" by Fitch, "A3" by Moody's and "A" by S&P.

     Section 2.04 Trustee's Authentication Certificate. The Indenture Trustee's authentication certificate upon the 2002-2 Series A&B Notes shall be substantially in the forms provided in Exhibits A-1 and A-2. No 2002-2 Series A&B Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Indenture Trustee at the written direction of the Issuer; and such certificate of the Indenture Trustee upon any 2002-2 Series A&B Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder. The Indenture Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Indenture Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the 2002-2 Series A&B Notes issued hereunder.

     Section 2.05 Deposit of 2002-2 Series A&B Note Proceeds. Upon the issuance and delivery of the 2002-2 Series A&B Notes, the Indenture Trustee shall deposit the net proceeds thereof (i.e., net of Initial Purchasers' discount of $1,500,000):

     (a) an amount equal to $485,750,000 shall be deposited to the Acquisition Fund;

     (b)  an amount equal to $2,500,000 shall be deposited to the Reserve Fund;
          and

     (c) an amount equal to $10,250,000 shall be deposited to the Capitalized Interest Fund.

     Section 2.06 Excess Reserve Fund Amounts.

     On any date on which the amount on deposit in the Reserve Fund exceeds the Reserve Fund Requirement, the Indenture Trustee, at the direction of the Administrator, shall transfer such excess from the Reserve Fund to the Revenue Fund for application on the next Payment Date.

     Section 2.07 Forms of 2002-2 Series A&B Notes. The 2002-2 Series A&B Notes shall be in substantially the form set forth in Exhibits A-1 and A-2 hereto, each with such variations, omissions and insertions as may be necessary.

     Section 2.08 Regarding Acquisition Fund. The Indenture Trustee shall transfer to the Revenue Fund all moneys remaining in the Acquisition Fund immediately after December 31, 2002; provided, however, that the transfer of such moneys may be delayed upon receipt of a Rating Confirmation with respect to such delay. Student Loans purchased with moneys in the Acquisition Fund after the Date of Issuance shall only be used to acquire Federal Consolidation Loans originated after January 1, 2000 with characteristics similar to the Student Loans currently in the

Trust Estate, with the underlying Stafford Loans being consolidated into Consolidation Loans being no less than 40% Subsidized Stafford Loans.

                                   Article III

                               General Provisions

     Section 3.01 Date of Execution. This Supplemental Indenture for convenience and for the purpose of reference is dated as of August 1, 2002.

     Section 3.02 Laws Governing. It is the intent of the parties hereto that this Supplemental Indenture shall in all respects be governed by the laws of the State of Ohio.

     Section 3.03 Severability. If any covenant, agreement, waiver, or part thereof in this Supplemental Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Supplemental Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Supplemental Indenture shall be construed as if the same were not included herein.

     Section 3.04 Exhibits and Appendices. The terms of each Exhibit and Appendix attached to this Supplemental Indenture are incorporated herein in all particulars.

                                   Article IV

                     Amendment and Ratification of Indenture

     Section 4.01 Amendment of Appendix A of Indenture.

     (a) Each of the following defined terms contained in Appendix A of the Indenture is hereby amended and restated in its entirety to read as follows:

            "Eligible Deposit Account" shall mean either (a) a segregated account with a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) that has a rating of A-1+ from S&P and either a long-term unsecured debt rating of A2 by Moody's and AA by Fitch or a short-term unsecured debt rating of Prime-1 by Moody's and F2 by Fitch, and whose deposits are insured by the Federal Deposit Insurance Corporation; or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) having corporate trust powers and acting as trustee for funds deposited in the account, so long as any unsecured notes of the depository institution have an investment grade credit rating from each Rating Agency.

            "Eligible Investments" shall mean book-entry securities, negotiable instruments or securities denominated in United States dollars and represented by instruments in bearer or registered form that evidence:

                    (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                    (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a rating of A-1+ from S&P and a credit rating from each of the other Rating Agencies in the highest short-term and long-term investment category granted thereby;

                    (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating of A-1+ from S&P and a rating from each of the other Rating Agencies in the highest short-term investment category granted thereby, and, if the commercial paper matures in more than 30 days, the issuer of which commercial paper having a long-term unsecured debt rating from Moody's of A1 (for commercial paper maturing in 31 to 90 days), Aa3 (for commercial paper maturing in 91 to 180 days), or Aaa (for commercial paper maturing in more than 180 days);

                    (d) investments in money market funds having a rating of A-1+ from S&P and a rating from each of the other Rating Agencies rating such fund, in the highest investment category granted by such Rating Agency applicable to money market funds (including funds for which the Indenture Trustee, the Servicer or the Trust Eligible Lender Trustee or any of their respective Affiliates is investment manager or advisor);

                    (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                    (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above;

                    (g) any other investment upon receipt of a Rating Confirmation or any other investment made in connection with the original issuance of Notes in respect of which issuance a Rating Confirmation has been obtained.

          No obligation having an "r" highlighter affixed to its rating shall be considered an Eligible Investment. Eligible Investments shall not include interest-only securities or securities purchased at a premium over par.

          "Eligible Lender Trust Agreements" shall mean collectively the Seller Eligible Lender Trust Agreement, the Depositor Eligible Lender Trust Agreement and the Trust Eligible Lender Trust Agreement.

          "Rating" shall mean one of the rating categories of Fitch, Moody's and S&P or any other Rating Agency, provided Fitch, Moody's and S&P or any other Rating Agency, as the case may be, is currently rating the Notes.

          "Rating Agency" shall mean Fitch, Moody's and S&P. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Trust Eligible Lender Trustee and the Servicer.

          "Revolving Period" shall mean the period commencing on August 16, 2002 and terminating on December 31, 2002, or on such other date as determined by the Issuer upon receipt of a Rating Confirmation.

          "Trust Accounts" shall have the meaning given such term in Section 4.01(a) of the Indenture.

          "Trust Eligible Lender Trustee" shall mean Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, not in its individual capacity but solely as Trust Eligible Lender Trustee under the Trust Eligible Lender Trust Agreement.

     (b)  The following defined terms are hereby added to Appendix A of the
Indenture:

          "S&P" shall mean Standard & Poor's, a division of the McGraw-Hill Companies.

          "Trust Eligible Lender Trust Agreement" shall mean the Eligible Lender Trust Agreement dated as of May 1, 2002 between the Issuer and the Trust Eligible Lender Trustee.

     (c) The defined term "Co-Owner Eligible Lender Trust Agreement" is hereby deleted in its entirety from Appendix A of the Indenture:

     Section 4.02 Amendment and Restatement of Section 4.01(a) of Indenture.
Section 4.01(a) of the Indenture is hereby amended and restated in its entirety to read as follows:

          (a) There are hereby created and established the following Funds and Accounts (collectively, the "Trust Accounts"), which shall be held and maintained as trust accounts by the Indenture Trustee for the benefit of the Noteholders:

          (i)   Acquisition Fund;

          (ii)  Revenue Fund;

          (iii) Interest Fund (including therein a Class A Account and a Class B Account);

          (iv) Principal Fund (including therein a Class A Account and a Class B Account);

          (v)   Reserve Fund; and

          (vi)  Capitalized Interest Fund.

     Section 4.03 Amendment and Restatement of Section 4.03(b)(ix) of Indenture.
Section 4.03(b)(ix) of the Indenture is hereby amended and restated in its entirety to read as follows:

     (ix) to the Co-Owner Trustee for deposit into the Certificate Distribution Account (as defined in the Trust Agreement) if after giving effect to the transfer to the Co-Owner Trustee the Parity Percentage is at least equal to the Required Parity Percentage and the Senior Parity Percentage is at least equal to the Required Senior Parity Percentage; if these parity requirements are not met, then any remainder shall be retained in the Revenue Fund; provided, however, that during any period commencing after June 1, 2017, moneys will be transferred to the Co-Owner Trustee pursuant to this subsection (ix) only upon receipt of a Rating Confirmation with respect to transfers during that period, otherwise moneys remaining in the Revenue Fund after payment of all amounts required by (i) through (viii) of this Section 4.03(b) shall be transferred to the Principal Fund.

     Section 4.04 Amendment and Restatement of Section 7.01(n) of Indenture.
Section 7.01(n) of the Indenture is hereby amended and restated in its entirety to read as follows:

     (n)  to make any other change with Rating Confirmation; or

     Section 4.05 Ratification of Indenture. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Supplemental Indenture. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

      [remainder of page intentionally left blank; signature page follows]

     In Witness Whereof, the Issuer has caused this Supplemental Indenture to be executed in its name and on its behalf by the Co-Owner Trustee; the Indenture Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its name and behalf; and the Trust Eligible Lender Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its name and behalf, all in multiple counterparts, each of which shall be deemed an original, and the Issuer, the Indenture Trustee and the Trust Eligible Lender Trustee have caused this Supplemental Indenture to be dated as of the date herein above first shown, although actually executed on the dates shown in the acknowledgments hereafter appearing.

                                        Education Funding Capital Trust-I,
                                             By Fifth Third Bank, not in its
                                             individual capacity, but solely as
                                             Co-Owner Trustee on behalf of the
                                             Trust


                                        By: /s/ Brian J. Gardner
                                           -------------------------------------
                                             Name: Brian J. Gardner
                                             Title: AVP & Sr. Trust Officer


                                        Fifth Third Bank, not in its individual
                                             capacity but solely as Indenture
                                             Trustee


                                        By: /s/ Brian J. Gardner
                                           -------------------------------------
                                             Name: Brian J. Gardner
                                             Title: AVP & Sr. Trust Officer


                                        Fifth Third Bank, not in its individual
                                             capacity but solely as Trust
                                             Eligible Lender Trustee


                                        By: /s/ Brian J. Gardner
                                           -------------------------------------
                                             Name: Brian J. Gardner
                                             Title: AVP & Sr. Trust Officer

                                   Appendix A

                         Certain Terms and Provisions of
                             the Auction Rate Notes

                                    Article I

                                   Definitions

     Except as provided below in this Section, all terms that are defined in Appendix A of the Indenture and Article I of this Supplemental Indenture shall have the same meanings, respectively, in this Appendix A as such terms are given in the Indenture and Article I of this Supplemental Indenture. In addition, the following terms shall have the following respective meanings:

     "All Hold Rate" shall mean the Applicable LIBOR Rate less .20%; provided, that in no event shall the applicable All Hold Rate be greater than the applicable Maximum Rate.

     "Applicable LIBOR Rate" means, (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR.

     "Auction" shall mean the implementation of the Auction Procedures on an Auction Date.

     "Auction Agent" shall mean the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

     "Auction Agent Agreement" shall mean the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

     "Auction Agent Fee" has the meaning set forth in the Auction Agent
Agreement.

     "Auction Date" shall mean, initially, September 23, 2002 with respect to the Series A-8 Notes, October 24, 2002 with respect to the Series A-9 Notes, September 3, 2002 with respect to the Series A-10 Notes, September 9, 2002 with respect to the Series A-11 Notes, September 12, 2002 with respect to the Series A-12 Notes, September 16, 2002 with respect to the Series A-13 Notes, and September 18, 2002 with respect to the Series B-2 Notes, and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Series, other than:

     (a) each Auction Period commencing after the ownership of the applicable Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository;

     (b) each Auction Period commencing after and during the continuance of a Payment Default; or

     (c) each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.02(h) of this Appendix A.

     "Auction Note Interest Rate" shall mean each variable rate of interest per annum borne by Auction Rate Notes for each Auction Period and determined in accordance with the provisions of Sections 2.01 and 2.02 of this Appendix A; provided, however, that in the event of a Payment Default, the Auction Note Interest Rate shall equal the applicable Non-Payment Rate; provided further, however, that such Auction Note Interest Rate shall in no event exceed the lesser of the Net Loan Rate and the Maximum Rate.

     "Auction Period" shall mean the Interest Period applicable to each Series of Auction Rate Notes during which time the Auction Note Interest Rate for such Series is determined pursuant to Section 2.02(a) of this Appendix A, which Auction Period (after the Initial Period for such Series) shall begin on an Interest Rate Adjustment Date and initially shall consist generally of 28 days for the Auction Rate Notes, as the same may be adjusted pursuant to Section 2.02(g) of this Appendix A.

     "Auction Period Adjustment" shall mean an adjustment to the Auction Period as provided in Section 2.02(g) of this Appendix A.

     "Auction Procedures" shall mean the procedures set forth in Section 2.02(a) of this Appendix A by which the Auction Rate is determined.

     "Auction Rate" shall mean the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 2.02(a)(iii)(B) of this Appendix A.

     "Auction Rate Notes" shall mean, collectively, the Series A Notes and the Series B Notes.

     "Authorized Denominations" shall mean $50,000 and any integral multiple thereof.

     "Available Auction Rate Notes" has the meaning set forth in Section 2.02(a)(iii)(A)(1) of this Appendix A.

     "Bid" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix
A.

     "Bid Auction Rate" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Bidder" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Book-entry Form" or "Book-entry System" shall mean a form or system under which (a) the beneficial right to principal and interest may be transferred only through a book entry, (b) physical securities in registered form are issued only to a Securities Depository or its nominee as Noteholder, with the securities "immobilized" to the custody of the Securities Depository, and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

     "Broker-Dealers" shall mean William R. Hough & Co. (with respect to Series A-8 Notes, Series A-9 Notes, Series A-10 Notes, Series A-11 Notes and Series B-2 Notes), Salomon Smith Barney Inc. (with respect to Series A-12 Notes and Series A-13 Notes), and any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant),
(b) has been appointed as such by the Issuer pursuant to Section 2.02(f) of this Appendix A, and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

     "Broker-Dealer Agreements" shall mean the agreements between the Auction Agent and the Broker-Dealers, and approved by the Issuer, pursuant to which the Broker-Dealers agree to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. The Broker-Dealer Agreements shall be in substantially the form of each Broker-Dealer Agreement dated as of August 1, 2002, among the Issuer, the Auction Agent, and each respective Broker-Dealer.

     "Broker-Dealer Fee" has the meaning set forth in the Auction Agent
Agreement.

     "Business Day" shall mean any day other than a Saturday, Sunday, holiday or day on which banks located in the City of New York, New York, or the New York Stock Exchange, the Indenture Trustee or the Auction Agent, are authorized or permitted by law or executive order to close or such other date as may be agreed to in writing by the Auction Agent, the Broker-Dealers and the Issuer.

     "Cap Rate" shall mean, with respect to any Interest Period applicable to the Auction Rate Notes, the lesser of (i) the applicable Maximum Rate and (ii) the Net Loan Rate in effect for such Interest Period.

     "Carry-over Amount" shall mean, for any Interest Period during which interest is calculated at the Net Loan Rate, the excess, if any, of (a) the amount of interest on an Auction Rate Note that would have accrued with respect to the related Interest Period at the lesser of (i) the applicable Auction Rate and (ii) the Maximum Rate over (b) the amount of interest on such Auction Rate Note actually accrued with respect to such Auction Rate Note with respect to such Interest Period based on the Net Loan Rate, together with the unreduced portion of any such excess from prior Interest Periods; provided that any reference to "principal" or "interest" in the Indenture and the Auction Rate Notes shall not include within the meanings of such words any Carry-over Amount or any interest accrued on any Carry-over Amount.

     "Closing Date" shall mean the Date of Issuance of the Auction Rate Notes (August 16, 2002).

     "Effective Interest Rate" shall mean, with respect to any Financed Student Loan, the interest rate per annum payable by the borrower as of the last day of the calendar quarter borne by such Financed Student Loan after giving effect to any reduction in such interest rate pursuant to borrower incentives, (a) less all accrued rebate fees on such Financed Student Loan constituting Consolidation Loans paid during such calendar quarter expressed as a percentage per annum and
(b) plus all accrued Interest Benefit Payments and Special Allowance Payments applicable to such Financed Student Loan during such calendar quarter expressed as a percentage per annum.

     "Eligible Carry-over Make-up Amount" shall mean, with respect to each Interest Period relating to the Auction Rate Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Auction Rate Notes in respect to such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Auction Rate, together with the unreduced portion of any such excess from prior Interest Periods and (b) the aggregate Carry-over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period.

     "Existing Owner" shall mean (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Owner Registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and (b) with respect to and for the purpose of dealing with the Broker-Dealers in connection with an Auction, a Person who is a beneficial owner of Auction Rate Notes.

     "Existing Owner Registry" shall mean the registry of Persons who are owners of the Auction Rate Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

     "Hold Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Initial Auction Agent" shall mean Deutsche Bank Trust Company Americas, a New York banking corporation, and its successors and assigns.

     "Initial Auction Agent Agreement" shall mean the Auction Agent Agreement dated as of August 1, 2002, by and among the Issuer, the Indenture Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

     "Initial Payment Dates" shall mean, with respect to the Series A-8 Notes, September 24, 2002; with respect to the Series A-9 Notes, October 25, 2002; with respect to the Series A-10 Notes, September 4, 2002; with respect to the Series A-11 Notes, September 10, 2002; with respect to the Series A-12 Notes, September 13, 2002; with respect to the Series A-13 Notes, September 17, 2002, and with respect to the Series B-2 Notes, September 19, 2002.

     "Initial Period" shall mean, as to Auction Rate Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Rate Adjustment Date for such Auction Rate Notes.

     "Initial Rate" shall mean 1.95% for the Series A-8 Notes, 1.96% for the Series A-9 Notes, 2.00% for the Series A-10 Notes, 2.00% for the Series A-11 Notes, 1.95% for the Series A-12 Notes, 1.95% for the Series A-13 Notes, and 2.15% for the Series B-2 Notes.

     "Initial Rate Adjustment Date" shall mean, with respect to the Series A-8 Notes, September 24, 2002; with respect to the Series A-9 Notes, October 25, 2002; with respect to the Series A-10 Notes, September 4, 2002; with respect to the Series A-11 Notes, September 10, 2002; with respect to the Series A-12 Notes, September 13, 2002; with respect to the Series A-13 Notes, September 17, 2002, and with respect to the Series B-2 Notes, September 19, 2002.

     "Interest Period" shall mean, with respect to the Auction Rate Notes, the Initial Period and each period commencing on an Interest Rate Adjustment Date for such Series and ending on and including the day before (a) the next Interest Rate Adjustment Date for such Series or (b) the Stated Maturity of such Series, as applicable.

     "Interest Rate Adjustment Date" shall mean the date on which an Auction
Note Interest Rate is effective, and shall mean, with respect to the Auction Rate Notes, the date of commencement of each Auction Period.

     "Interest Rate Determination Date" shall mean, with respect to the Auction Rate Notes, the Auction Date, or if no Auction Date is applicable to such Series, the Business Day immediately preceding the date of commencement of an Auction Period.

     "Market Agent" shall mean William R. Hough & Co.

     "Market Agent Agreement" shall mean the Market Agent Agreement dated as of August 1, 2002 among the Market Agent, the Issuer and the Indenture Trustee, as the same may be amended from time to time.

     "Maximum Rate" means the least of (a) either (i) the Applicable LIBOR Rate plus 1.50% (if the ratings assigned by Fitch, Moody's and S&P to the Auction Rate Notes are "AAA," "Aaa" and "AAA," respectively, or better) or (ii) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by Fitch, Moody's and S&P to the Auction Rate Notes is less than "AAA," "Aaa" and "AAA," respectively, and greater than or equal to "A-," "A3" and "A-," respectively), or (iii) the Applicable LIBOR Rate plus 3.50% (if any one of the ratings assigned by Fitch, Moody's and S&P to the Auction Rate Notes is less than "A-," "A3" and "A-," respectively), and (b) the highest rate the Issuer may legally pay, from time to time, as interest on the Auction Rate Notes. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given written notice pursuant to the Auction Agent Agreement.

     "Net Loan Rate" shall mean, with respect to any Interest Period applicable to the Auction Rate Notes, the rate of interest per annum (rounded to the next highest one-hundredth of one percent) equal to (a) the weighted average Effective Interest Rate of the Financed Student Loans for the calendar quarter immediately preceding such Interest Period, as determined by the Administrator on the last day of such calendar quarter, less (b) the Program Expense Percentage, as determined by the Administrator on the last day of each calendar year. In making the determinations in (a) and (b) of this definition of "Net Loan Rate," the Administrator shall take into account as an increase to such Net Loan Rate the receipt of any Counterparty Derivative Payment and as a decrease to such Net Loan Rate any Issuer Derivative Payment. The determinations made by the Administrator in (a) and (b) of this definition of "Net Loan Rate" shall be given in writing to the Auction Agent, the Indenture Trustee and the Broker-Dealers immediately upon their respective calculation dates.

     "Non-Payment Rate" shall mean One-Month LIBOR plus 1.50%.

     "One-Month LIBOR," "Three-Month LIBOR," "Six-Month LIBOR" or "One-Year LIBOR," shall mean the rate per annum fixed by the British Bankers' Association at 11:00 a.m., London time (BBA Libor rate), relating to quotations for London Interbank Offered Rates on U.S. dollar deposits for the Applicable LIBOR Rate, as determined by the Auction Agent or Indenture Trustee, as applicable. Such rate may be available on the Internet at www.bba.org.uk. If such a day is not a business day in London, the most recently fixed London Interbank Offered Rates on U.S. dollar deposits for the Applicable LIBOR Rate shall be used. If the rate is no longer available from such source, the Auction Agent or Indenture Trustee, as applicable, will ascertain the rate in good faith from such sources as it shall determine to be comparable to such source. All percentages resulting from such calculations shall be rounded upwards, if necessary, to the nearest one-hundredth of one percent.

     "Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Payment Date" shall mean, initially with respect to each series of the Notes, the applicable Initial Payment Dates and, thereafter (a) so long as a series of the Notes bears interest at an Auction Note Interest Rate for an Interest Period of not greater than 180 days, the Business Day immediately following the expiration of the related Auction Period thereafter and (b) if and for so long as a series of Notes bears interest at an Auction Note Interest Rate for an Interest Period of greater than 180 days, the first Business Day of each June and December.

     "Payment Default" shall mean, with respect to the Auction Rate Notes, (a) a default in the due and punctual payment of any installment of interest on such Auction Rate Notes, or (b) a default in the due and punctual payment of any interest on and principal of such Auction Rate Notes at their maturity.

     "Potential Owner" shall mean any Person (including an Existing Owner that is (a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Owner thereof, an additional principal amount of Auction Rate Notes).

     "Program Expense Percentage" shall mean, the percentage that all Program Expenses (other than Consolidation Loan rebate fees) estimated for the next 12 months represent of the principal amount of the Notes, which as of August 16, 2002 is 0.60%, and which the Administrator shall calculate annually on the last day of each calendar year. Any adjustment in the Program Expense Percentage shall be effective beginning on the first Interest Rate Determination Date following each such calculation.

     "Regular Record Date" shall mean, with respect to each Payment Date, the Business Day immediately preceding such Payment Date.

     "Sell Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Submission Deadline" shall mean 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which the Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Hold Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Sell Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Substitute Auction Agent" shall mean the Person with whom the Issuer and the Indenture Trustee enter into a Substitute Auction Agent Agreement.

     "Substitute Auction Agent Agreement" shall mean an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.02(e) of this Appendix A agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under this Appendix A.

     "Sufficient Bids" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

                                   Article II

                               Terms and Issuance

     Section 2.01 Auction Rate and Carry-over Amounts. During the Initial Period, each Series of Auction Rate Notes shall bear interest at the Initial Rate for such Series. Thereafter, and except with respect to an Auction Period Adjustment, the Auction Rate Notes shall bear interest at an Auction Note Interest Rate based on a 28-day Auction Period for the Auction Rate Notes, as determined pursuant to this Section 2.01 and Section 2.02 of this Appendix A.

     For the Auction Rate Notes during the Initial Period and each Auction Period thereafter, interest at the applicable Auction Note Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

     The Auction Note Interest Rate to be borne by the Auction Rate Notes after such Initial Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as described below. Each such Auction Period after the Initial Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and terminate on and include (i) the first Business Day of the following fourth week in the case of the Series A-8 Notes, the Series A-10 Notes, the Series A-11 Notes and the Series A-13 Notes, (ii) the third Business Day of the following fourth week in the case of the Series A-12 Notes and the Series B-2 Notes, and (iii) the fourth Business Day of the following fourth week in the case of the Series A-9 Notes; provided, however, that in the case of the Auction Period that immediately follows the Initial Period for the Auction Rate Notes, such Auction Period shall commence on the Initial Rate Adjustment Date. The Auction Note Interest Rate of the Auction Rate Notes for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.02(a) of this Appendix A; provided that, if on any Interest Rate Determination Date, an Auction is not held for any reason, the following Business Day shall be considered the Interest Rate Determination Date and an Auction is to be held on such date. If an Auction is not held for any reason on such date, then the Auction Note Interest Rate on such Auction Rate Notes for the next succeeding Auction Period shall be the applicable Cap Rate.

     Notwithstanding the foregoing:

          (a) if the ownership of an Auction Rate Note is no longer maintained in Book-entry Form, the Auction Note Interest Rate on the Auction Rate Notes for any Interest Period commencing after the delivery of certificates representing Auction Rate Notes pursuant to this Supplemental Indenture shall equal the Cap Rate; or

          (b) if a Payment Default shall have occurred, the Auction Note Interest Rate on the Auction Rate Notes for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

     In accordance with Section 2.02(a)(iii)(B) and (C) of this Appendix A, the Auction Agent shall promptly give written notice to the Indenture Trustee and the Issuer of each Auction Note Interest Rate (unless the Auction Note Interest Rate is the applicable Non-Payment Rate) and the Maximum Rate when such rate is not the Auction Note Interest Rate, applicable to the Auction Rate Notes. The Indenture Trustee shall, upon request, notify the Noteholders and the Issuer of Auction Rate Notes of the applicable Auction Note Interest Rate applicable to such Auction Rate Notes for each Auction Period not later than the third Business Day of such Auction Period. Notwithstanding any other provision of the Auction Rate Notes or this Supplemental Indenture and except for the occurrence of a Payment Default, interest payable on the Auction Rate Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the applicable Maximum Rate in effect for such Auction Period.

     If the Auction Rate for the Auction Rate Notes is greater than the Net Loan Rate, then the Auction Note Interest Rate applicable to such Auction Rate Notes for that Interest Period will be the Net Loan Rate and the Issuer shall determine the Carry-over Amount, if any, with respect to such Auction Rate Notes for such Interest Period.

     Such Carry-over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Indenture Trustee) from the Payment Date for the Interest Period with respect to which such Carry-over Amount was calculated, until paid. Any payment in respect of Carry-over Amount shall be applied, first, to any accrued interest payable thereon and, second, in reduction of such Carry-over Amount. For purposes of this Supplemental Indenture and this Appendix A, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-over Amount or any interest accrued on any such Carry-over Amount. Such Carry-over Amount shall be separately calculated for each Auction Rate Note by the Issuer during such Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Carry-over Amount as required in the next succeeding sentence. Not less than four days before the Payment Date for an Interest Period with respect to which such Carry-over Amount has been calculated by the Issuer, the Indenture Trustee shall give written notice to each Noteholder, the Auction Agent and the Issuer, in the form provided by the Issuer, of the Carry-over Amount applicable to each Auction Rate Note, which written notice may accompany the payment of interest made to the Noteholder on such Payment Date. Such notice shall state, in addition to such Carry-over Amount, that, unless and until an Auction Rate Note has been redeemed (other than by optional redemption), after which all accrued Carry-over Amounts (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-over Amount (and interest accrued thereon) shall be paid with respect to such Auction Rate Note, (a) the Carry-over Amount (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Indenture Trustee pursuant to an Issuer Order on an Auction Rate Note on the earliest of (i) the date of defeasance of any of the Auction Rate Notes or (ii) the first occurring Payment Date with respect to the Auction Rate Note (or on the date of any such optional redemption) if and to the extent that (A) the Eligible Carry-over Make-up Amount with respect to such subsequent Interest Period is greater than zero, and (B) moneys are available pursuant to the terms of the Indenture in an amount sufficient to pay all or a portion of such Carry-over Amount (and interest accrued thereon), and (b) interest shall accrue on the Carry-over Amount at a rate equal to One-Month LIBOR until such Carry-over Amount is paid in full or is cancelled.

     The Carry-over Amount (and interest accrued thereon) for Auction Rate Notes shall be paid by the Indenture Trustee pursuant to an Issuer Order on Outstanding Auction Rate Notes on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the first occurring Payment Date if and to the extent that (i) the Eligible Carry-over Make-up Amount with respect to such Interest Period is greater than zero, and (ii) on such Payment Date there are sufficient moneys in the Revenue Fund to pay all interest due on the Auction Rate Notes on such Payment Date, to redeem any Auction Rate Notes required to be redeemed on such Payment Date in accordance with the Indenture and to fund amounts required to be added to the Reserve Fund on such Payment Date. Any Carry-over Amount (and any interest accrued thereon) on any Auction Rate Note that is due and payable on a Payment Date, which Auction Rate Note is to be redeemed (other than by optional redemption) on said Payment Date, shall be paid to the Noteholder thereof on said Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Appendix A; provided, however, that any Carry-over Amount (and any interest accrued thereon) that is not yet due and payable on said Payment Date shall be cancelled with respect to said Auction Rate Note that is to be redeemed (other than by optional redemption) on said Payment Date and shall not be paid on any succeeding Payment Date. To the extent that any portion of the Carry-over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Indenture Trustee on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the next occurring Payment Date or Dates, as necessary, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Payment Date on which the Indenture Trustee pays only a portion of the Carry-over Amount (and any interest accrued thereon) on Auction Rate Notes, the Indenture Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Noteholder of such Auction Rate Note receiving such partial payment of the Carry-over Amount remaining unpaid on such Auction Rate Note.

     The Payment Date or other date on which such Carry-over Amount (or any interest accrued thereon) for Auction Rate Notes shall be paid shall be determined by the Indenture Trustee in accordance with the provisions of the immediately preceding paragraph and the Indenture, and the Indenture Trustee shall make payment of the Carry-over Amount (and any interest accrued thereon) in the same manner as, and from the same Fund from which, it pays interest on the Auction Rate Notes on a Payment Date. Any payment of Carry-over Amounts (and interest accrued thereon) shall reduce the amount of Eligible Carry-over Make-up Amount.

     In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Note Interest Rate with respect to Auction Rate Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Auction Note Interest Rate for the next succeeding Interest Period, which Interest Period shall be an Auction Period, for Auction Rate Notes shall be the applicable Cap Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine the Cap Rate, the Cap Rate shall be determined by the securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions of this Appendix A and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

     Section 2.02 Auction Rate.

     (a) Determining the Auction Rate. By purchasing Auction Rate Notes, whether in an Auction or otherwise, each purchaser of Auction Rate Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed
(x) to participate in Auctions on the terms described herein, (y) to have its beneficial ownership of the Auction Rate Notes maintained at all times in Book-entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (z) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

     So long as the ownership of Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, an Existing Owner may sell, transfer or otherwise dispose of Auction Rate Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Notes through a Broker-Dealer; provided that, in the case of all transfers other than pursuant to Auctions, such Existing Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer.

     Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner:

     (i) (A)   Prior to the Submission Deadline on each Auction Date;

               (1) each Existing Owner of Auction Rate Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                   a. the principal amount of Outstanding Auction Rate Notes, if any, owned by such Existing Owner that such Existing Owner desires to continue to own without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                   b. the principal amount of Outstanding Auction Rate Notes, if any, that such Existing Owner offers to sell if the Auction
               Note Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Owner; and/or

                   c. the principal amount of Outstanding Auction Rate Notes, if any, owned by such Existing Owner that such Existing Owner offers to sell without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

               and

               (2) one or more Broker-Dealers may contact Potential Owners to determine the principal amount of Auction Rate Notes that each Potential Owner offers to purchase, if the Auction Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Owner.

     The statement of an Existing Owner or a Potential Owner referred to in (1) or (2) of this paragraph (A) is herein referred to as an "Order," and each Existing Owner and each Potential Owner placing an Order is herein referred to as a "Bidder"; an Order described in clause (1)a. is herein referred to as a "Hold Order"; an Order described in clauses (1)b. and (2) is herein referred to as a "Bid"; and an Order described in clause (1)c. is herein referred to as a "Sell Order."

         (B) (1) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by an Existing Owner shall constitute an irrevocable offer to sell:

                    a. the principal amount of Outstanding Auction Rate Notes
               specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be less than the rate specified therein; or

                    b. such principal amount, or a lesser principal amount of
               Outstanding Auction Rate Notes to be determined as set forth in
               Section 2.02(a)(iv)(A)(4) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified therein; or

                    c. such principal amount, or a lesser principal amount of
               Outstanding Auction Rate Notes to be determined as set forth in
               Section 2.02(a)(iv)(B)(3) of this Appendix A, if the rate specified therein shall be higher than the applicable Maximum Rate and Sufficient Bids have not been made.

               (2) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

                    a. the principal amount of Outstanding Auction Rate Notes
               specified in such Sell Order; or

                    b. such principal amount, or a lesser principal amount of
               Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if Sufficient Bids have not been made.

               (3) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

                    a. the principal amount of Outstanding Auction Rate Notes
               specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be higher than the rate specified in such Bid; or

                    b. such principal amount, or a lesser principal amount of
               Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(A)(5) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified in such Bid.

          (ii) (A) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such
     Order:

               (1)  the name of the Bidder placing such Order;

               (2) the aggregate principal amount of Auction Rate Notes that are the subject of such Order;

               (3) to the extent that such Bidder is an Existing Owner:

                         a. the principal amount of Auction Rate Notes, if any,
                   subject to any Hold Order placed by such Existing Owner;

                         b. the principal amount of Auction Rate Notes, if any,
                   subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

                         c. the principal amount of Auction Rate Notes, if any,
                   subject to any Sell Order placed by such Existing Owner;

                   and

                   (4) to the extent such Bidder is a Potential Owner, the rate specified in such Potential Owner's Bid.

               (B) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth of 1%.

               (C) If an Order or Orders covering all Outstanding Auction Rate Notes owned by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner and not subject to an Order submitted to the Auction Agent.

               (D) Neither the Issuer, the Indenture Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

               (E) If any Existing Owner submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, such Orders shall be considered valid as follows and in the following order of priority:

                   (1) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, and if the aggregate principal amount of Auction Rate Notes subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Notes owned by such Existing Owner, the aggregate principal amount of Auction Rate Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner.

                    (2) a. Any Bid shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to any Hold Order referred to in clause (A) of this paragraph (ii);

                         b. subject to subclause (2)a. of this clause (E), if
                    more than one Bid with the same rate is submitted on behalf of such Existing Owner and the aggregate principal amount of Outstanding Auction Rate Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                         c. subject to subclauses (2)a. and (2)b. of this clause
                    (E), if more than one Bid with different rates are submitted on behalf of such Existing Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                         d. in any such event, the amount of Outstanding Auction
                    Rate Notes, if any, subject to Bids not valid under this clause (E) shall be treated as the subject of a Bid by a Potential Owner at the rate therein specified; and

                    (3) All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to Hold Orders referred to in clause (1) of this paragraph (E) and valid Bids referred to in clause (2) of this paragraph (E).

               (F) If more than one Bid for Auction Rate Notes is submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

               (G) An Existing Owner that offers to purchase additional Auction Rate Notes is, for purposes of such offer, treated as a Potential Owner.

                (H) Any Bid or Sell Order submitted by an Existing Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected.

                (I) Any Bid specifying a rate higher than the applicable Maximum Rate will (1) be treated as a Sell Order if submitted by an Existing Owner and (2) not be accepted if submitted by a Potential Owner.

                (J) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

          (iii) (A) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                      (1) the excess of the total principal amount of Outstanding Auction Rate Notes over the sum of the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Notes"), and

                      (2)  from the Submitted Orders whether:

                           a. the aggregate principal amount of Outstanding
                      Auction Rate Notes subject to Submitted Bids by Potential Owners specifying one or more rates equal to or lower than the applicable Maximum Rate;

                exceeds or is equal to the sum of:

                           b. the aggregate principal amount of Outstanding
                      Auction Rate Notes subject to Submitted Bids by Existing Owners specifying one or more rates higher than the applicable Maximum Rate; and

                           c. the aggregate principal amount of Outstanding
                      Auction Rate Notes subject to Submitted Sell Orders;

                (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause a. above shall be referred to collectively as "Sufficient Bids"); and

                    (3) if Sufficient Bids exist, the "Bid Auction Rate", which shall be the lowest rate specified in such Submitted Bids such that if:

                         a. (x) each Submitted Bid from Existing Owners
                    specifying such lowest rate and (y) all other Submitted Bids from Existing Owners specifying lower rates were rejected, thus entitling such Existing Owners to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bids; and

                         b. (x) each such Submitted Bid from Potential Owners
                    specifying such lowest rate and (y) all other Submitted Bids from Potential Owners specifying lower rates were accepted;

          the result would be that such Existing Owners described in subclause
          a. above would continue to own an aggregate principal amount of Outstanding Auction Rate Notes that, when added to the aggregate principal amount of Outstanding Auction Rate Notes to be purchased by such Potential Owners described in subclause b. above, would equal not less than the Available Auction Rate Notes.

          (B) Promptly after the Auction Agent has made the determinations pursuant to Section 2.02(a)(iii)(A) of this Appendix A, the Auction Agent shall advise the Indenture Trustee, the Broker-Dealers and the Issuer of the Net Loan Rate, Maximum Rate and the All Hold Rate and the components thereof on the Auction Date. Based on such determinations, the Auction Rate for the next succeeding Interest Period will be established as follows:

                    (1) if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

                    (2) if Sufficient Bids do not exist (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable Maximum Rate; or

                    (3) if all Outstanding Auction Rate Notes are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable All Hold Rate.

          (C) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Indenture Trustee of the Auction

          Note Interest Rate, which rate shall be the lesser of (x) the Auction Rate and (y) the applicable Maximum Rate.

          (iv) Existing Owners shall continue to own the principal amount of Auction Rate Notes that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (A).

     If the Maximum Rate is less than the Auction Rate, the Maximum Rate will be the Auction Note Interest Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), the Auction Note Interest Rate will be the applicable Maximum Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (B).

               (A) If Sufficient Bids have been made and the Maximum Rate is equal to or greater than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of clauses (4) and (5) of this Section 2.02(a)(iv), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                    (1) Existing Owners' Submitted Bids specifying any rate that is higher than the Auction Note Interest Rate shall be accepted, thus requiring each such Existing Owner to sell the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                    (2) Existing Owners' Submitted Bids specifying any rate that is lower than the Auction Note Interest Rate shall be rejected, thus entitling each such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                    (3) Potential Owners' Submitted Bids specifying any rate
               that is lower than the Auction Note Interest Rate shall be accepted;

                    (4) Each Existing Owners' Submitted Bid specifying a rate
               that is equal to the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Notes (the "remaining principal amount") equal to the excess of the Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2) and

               (3) of this Section 2.02(a)(iv)(A), in which event such Submitted Bid of such Existing Owner shall be rejected in part, and such Existing Owner shall be entitled to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of
               Section 2.02(a)(iv)(D) of this Appendix A; and

                    (5) Each Potential Owner's Submitted Bid specifying a rate that is equal to the Auction Note Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Notes obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2), (3) and (4) of this
               Section 2.02(a)(iv)(A) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to Submitted Bids made by all such Potential Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A.

               (B) If Sufficient Bids have not been made (other than because all of the Outstanding Auction Rate Notes are subject to submitted Hold Orders), or if the Maximum Rate is less than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Maximum
          Rate), subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                    (1) Existing Owners' Submitted Bids specifying any rate that is equal to or lower than the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owners to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                    (2) Potential Owners' Submitted Bids specifying (x) any rate that is equal to or lower than the Auction Note Interest Rate shall be accepted and (y) any rate that is higher than the Auction Note Interest Rate shall be rejected; and

                    (3) each Existing Owner's Submitted Bid specifying any rate that is higher than the Auction Note Interest Rate and the Submitted Sell Order of each Existing Owner shall be accepted, thus entitling each Existing Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clause (2)(x) of this Section 2.02(a)(iv)(B) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids and Submitted Sell Orders.

               (C) If all Auction Rate Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

               (D) If, as a result of the procedures described in paragraph (A) or (B) of this Section 2.02(a)(iv), any Existing Owner would be entitled or required to sell, or any Potential Owner would be entitled or required to purchase, a principal amount of Auction Rate Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Notes to be purchased or sold by any Existing Owner or Potential Owner so that the principal amount of Auction Rate Notes purchased or sold by each Existing Owner or Potential Owner shall be equal to an Authorized Denomination.

               (E) If, as a result of the procedures described in paragraph (B) of this Section 2.02(a)(iv), any Potential Owner would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Notes for purchase among Potential Owners so that only Auction Rate Notes in Authorized Denominations are purchased by any Potential Owner, even if such allocation results in one or more of such Potential Owners not purchasing any Auction Rate Notes.

          (v) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Notes to be purchased and the aggregate principal amount of Auction Rate Notes to be sold by Potential Owners and Existing Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Notes to be sold differs from such aggregate principal amount of Auction Rate Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other

     Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Notes.

          (vi) Any calculation by the Auction Agent or the Indenture Trustee, as applicable, of the Auction Note Interest Rate, the Maximum Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

          (vii) Notwithstanding anything in this Appendix A to the contrary, (A) no Auction for the Auction Rate Notes for an Auction Period of less than 180 days will be held on any Auction Date hereunder on which there are insufficient moneys in the Revenue Fund to pay, or otherwise held by the Indenture Trustee under the Indenture and available to pay, the principal of and interest due on the Auction Rate Notes on the Payment Date immediately following such Auction Date, and (B) no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default. The Indenture Trustee shall promptly notify the Auction Agent of any such occurrence.

     (b)  Application of Interest Payments for the Auction Rate Notes.

          (i) The Indenture Trustee shall determine not later than 2:00 p.m., eastern time, on the Business Day next succeeding a Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Indenture Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Indenture Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

          (ii) Not later than 2:00 p.m., eastern time, on each anniversary of the Closing Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Auction Agent Fee as set forth in the Auction Agent Agreement as set forth in the Servicer's Report. Not later than 2:00 p.m., eastern time, on each Auction Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Indenture Trustee shall, from time to time at the request of the Auction Agent and at the direction of an Authorized Officer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Revenue Fund.

     (c) Calculation of Maximum Rate, All Hold Rate, Net Loan Rate, Applicable LIBOR Rate, and Non-Payment Rate. The Auction Agent shall calculate the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, on each Auction Date and shall notify the Indenture Trustee and the Broker-Dealers of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, as provided in the Auction Agent Agreement; provided, that if the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form, or if a Payment Default has occurred, then the Indenture Trustee shall determine the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate for each such Interest Period. If the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository, the Indenture Trustee shall calculate the applicable Maximum Rate and the Net Loan Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of certificates representing the Auction Rate Notes pursuant to the Indenture. If a Payment Default shall have occurred, the Indenture Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Indenture Trustee of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate.

     (d)   Notification of Rates, Amounts and Payment Dates.

           (i) By 12:00 noon, eastern time, on the Business Day following each Regular Record Date, the Indenture Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Payment Date to the beneficial owners of Auction Rate Notes.

          (ii) At least four days prior to any Payment Date, the Indenture Trustee shall:

                (A) confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, (1) the date of such next Payment Date and (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.02(b)(ii) of this Appendix A; and

                (B) advise the Securities Depository, so long as the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on such next Payment Date to the beneficial owners of each Series of the Auction Rate Notes.

     If any day scheduled to be a Payment Date shall be changed after the Indenture Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Indenture Trustee shall, not later than 11:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Payment Date or the old Payment Date, by such means as the Indenture Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository.

          (e)   Auction Agent.

     (i) Deutsche Bank Trust Company Americas is hereby appointed as Initial Auction Agent to serve as agent for the Issuer in connection with Auctions. The Indenture Trustee and the Issuer will, and the Indenture Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Deutsche Bank Trust Company Americas, as the Initial Auction Agent. Any Substitute Auction Agent shall be (A) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Indenture Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (B) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Appendix A by giving at least 90 days' notice to the Indenture Trustee, each Broker-Dealer and the Issuer. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of an Authorized Officer or by the holders of a majority of the aggregate principal amount of the Auction Rate Notes then Outstanding, and if by such Noteholders, by an instrument signed by such Noteholders or their attorneys and filed with the Auction Agent, the Issuer and the Indenture Trustee upon at least 90 days' written notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Indenture Trustee, each Broker-Dealer and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

     (ii) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Indenture Trustee at the direction of an Authorized Officer, shall use its best efforts to appoint a Substitute Auction Agent.

     (iii) The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

(f)  Broker-Dealers.


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     (i)   The Auction Agent will enter into a Broker-Dealer Agreement with
William R. Hough & Co., as the sole initial Broker-Dealer for Series A-8 Notes, Series A-9 Notes, Series A-10 Notes, Series A-11 Notes and Series B-2 Notes, and Salomon Smith Barney Inc., as the sole initial Broker-Dealer for Series A-12 Notes and Series A-13 Notes. An Authorized Officer may, from time to time, approve one or more additional persons to serve as a Broker-Dealer under the Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Indenture Trustee and the Auction Agent.

     (ii) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

(g)  Changes in Auction Period or Periods and Certain Percentages.

     (i) While any of the Auction Rate Notes are Outstanding, the Issuer may, from time to time, change the length of one or more Auction Periods (an "Auction Period Adjustment"), to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Notes. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Market Agent, which consent shall not be unreasonably withheld, not later than nine days prior to the Auction Date for such Auction Period. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Indenture Trustee, the Auction Agent, the Market Agent, each Broker-Dealer, each Rating Agency and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E attached hereto at least 10 days prior to the Auction Date for such Auction Period.

     (ii) Any such adjusted Auction Period shall not be less than 7 days nor more than 366 days.

     (iii) An Auction Period Adjustment shall take effect only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F attached hereto, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the written consent of the Market Agent and, (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this Section 2.02 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be the applicable Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.


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

     In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

     (h) Changes in the Auction Date. The Market Agent, with the written consent of the Administrator on behalf of the Issuer, may specify a different Auction Date (but in no event more than five Business Days earlier than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.01 of this Appendix A) with respect to one or more specified Auction Periods to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on the Auction Rate Notes. The Market Agent shall deliver a written request for consent to such change in the length of the Auction Date to the Administrator at least 14 days prior to the effective date of such change. If the Administrator shall have delivered such written consent to the Market Agent, the Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Indenture Trustee, the Auction Agent, the Issuer, the Administrator, each Rating Agency and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G attached hereto.

     In connection with any change described in this Section 2.02(h), the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

     Section 2.03 Additional Provisions Regarding the Interest Rates on the Auction Rate Notes. The determination of an Auction Note Interest Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Noteholders of the Auction Rate Notes to which such Auction Note Interest Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

     In no event shall the cumulative amount of interest paid or payable on the Auction Rate Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Notes under applicable law and are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Notes or related documents) calculated from the Closing Date of the Auction Rate Notes through any subsequent day during the term of the Auction Rate Notes or otherwise prior to payment in full of the Auction Rate Notes exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Notes or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction Rate Notes, or if the redemption or acceleration of the maturity of the Auction Rate Notes results in payment to or receipt by the Noteholder or any former Noteholder of the Auction Rate Notes of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Notes or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Notes shall be credited on the principal balance of the Auction Rate Notes (or, if the Auction Rate Notes have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Notes and related


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

documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Notes and under the related documents.


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